As filed with the Securities and Exchange Commission on February 10, 2014

1933 Act File No. 002-97596
1940 Act File No. 811-04297

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒
Pre-Effective Amendment No. ___ ☐
Post-Effective Amendment No. 120 ☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒
Amendment No. 121 ☒

VAN ECK FUNDS
(Exact Name of Registrant as Specified in Charter)

335 Madison Avenue
New York, New York 10017
(Address of Principal Executive Offices)(Zip Code)
Registrant’s Telephone Number, Including Area Code: (212) 293-2000

Jonathan R. Simon, Esq.
Van Eck Associates Corporation
335 Madison Avenue
New York, New York 10017
(Name and Address of Agent for Service)

Copy to:
Philip H. Newman, Esq.
Goodwin Procter LLP
Exchange Place
53 State Street
Boston, Massachusetts 02109

Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of this registration statement.

It is proposed that this filing will become effective (check appropriate box)

☐ immediately upon filing pursuant to paragraph (b)
☐ on (date) pursuant to paragraph (b)
☒ 60 days after filing pursuant to paragraph (a)(1)
☐ on (date) pursuant to paragraph (a)(1)
☐ 75 days after filing pursuant to paragraph (a)(2)
☐ on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

MAY  1,  2014

Van Eck Funds

Multi-Manager Alternatives Fund
Class A: VMAAX / Class C: VMSCX / Class I: VMAIX / Class Y: VMAYX

These securities have not been approved or disapproved by the Securities and Exchange Commission (SEC), the Commodity Futures Trading Commission (CFTC), or any State Securities Commission. Neither the SEC, CFTC nor any State Commission has passed upon the accuracy or adequacy of this prospectus. Any claim to the contrary is a criminal offense.

MULTI-MANAGER ALTERNATIVES FUND (CLASS A, C, I, Y)

SUMMARY INFORMATION

INVESTMENT OBJECTIVE

The Multi-Manager Alternatives Fund seeks to achieve consistent absolute (positive) returns in various market cycles.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for Class A sales charge discounts if you and your family (includes spouse and children under age 21) invest, or agree to invest in the future, at least $25,000, in the aggregate, in Classes A and C of the Van Eck Funds. More information about these and other discounts is available from your financial professional and in the “Shareholder Information” section of the Fund’s prospectus and in the “Availability of Discounts” and “Breakpoint Linkage Rules for Discounts” sections of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees
(fees paid directly from your investment)

	Class A	Class C	Class I	Class Y

Maximum Sales Charge (load) imposed on purchases (as a percentage of offering price)	5.75%	0.00%	0.00%	0.00%
Maximum Deferred Sales Charge (load) (as a percentage of the lesser of the net asset value or purchase price)	0.00%[1]	1.00%	0.00%	0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I	Class Y

Management Fees
Distribution/Service (12b-1) Fees	0.25%	1.00%	0.00%	0.00%
Other Expenses:
Dividends and Interest Payments on Securities Sold Short
Remainder of Other Expenses
Acquired Fund Fees and Expenses (AFFE)
Total Annual Fund Operating Expenses including Dividends and Interest Payments on Securities Sold Short and AFFE
Less Expenses Waived or Reimbursed[2]
Total Annual Fund Operating Expenses Excluding Dividends and Interest Payments on Securities Sold Short and AFFE

[1]	A contingent deferred sales charge for Class A shares of 1.00% for one year applies to redemptions of qualified commissionable shares purchased at or above the $1 million breakpoint level.

[2]

Van Eck Absolute Return Advisers Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes and extraordinary expenses) from exceeding 2.40% for Class A, 3.15% for Class C, 1.95% for Class I, and 2.00% for Class Y of the Fund’s average daily net assets per year until May 1, 2015. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

Expense Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem all of your shares at the end of these periods or continue to hold them. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions, your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years

Class A	Sold or Held
Class C	Sold
Held
Class I	Sold or Held
Class Y	Sold or Held

MULTI-MANAGER ALTERNATIVES FUND (CLASS A, C, I, Y) (continued)

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate that the Fund pays higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was XX% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Adviser seeks to achieve the Fund’s investment objective by pursuing a variety of alternative and non-traditional investment strategies of the types described below. The Adviser may implement a particular investment strategy directly or may retain an investment sub-adviser (a “Sub-Adviser”) to implement the investment strategy. In addition, the Adviser may invest in: (i) affiliated and unaffiliated funds, including open-end and closed-end funds and exchange-traded funds (“ETFs” and, collectively with other funds, “Underlying Funds”); and (ii) exchange traded products (“Exchange Traded Products”), including ETFs and exchange-traded notes (“ETNs”), that employ a variety of investment strategies. The Fund is “non-diversified”, which means that it may invest a large portion of its assets in a single issuer.

For tax reasons, it may be advantageous for the Fund to create and maintain its exposure to the commodity markets, in whole or in part, by investing in a wholly-owned subsidiary of the Fund (the “Subsidiary”). The Subsidiary is managed by the Adviser and/or one or more Sub-Advisers for the exclusive benefit of the Fund. As discussed in greater detail elsewhere in this prospectus, the Subsidiary (unlike the Fund) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments including futures. The Fund may invest up to 25% of its assets in the Subsidiary. The Fund will “look-through” the Subsidiary to the Subsidiary’s underlying investments for determining compliance with the Fund’s investment policies.

The main types of alternative and non-traditional investment strategies that may be implemented for the Fund include:

EVENT-DRIVEN STRATEGIES

Event-driven strategies seek to benefit from price movements caused by anticipated corporate events, such as mergers, acquisitions, spin-offs or other special situations. These strategies include, among others:

Pairs Trading: In a pairs trading strategy certain securities, often competitors in the same sector, are sometimes correlated in their day-to-day price movements. If the performance link breaks down, i.e., one stock trades up while the other trades down, the Adviser or a Sub-Adviser may sell the outperforming stock and buy the underperforming one, based on the assumption that the “spread” between the two would eventually converge. This may help to hedge against market and sector risk.

Merger Arbitrage: A merger arbitrage strategy seeks to exploit price differentials in the shares of companies that are involved in announced corporate events, such as mergers, by assessing the likelihood that such events will be consummated as proposed.

EQUITY STRATEGIES

Equity strategies seek to exploit market trends and inefficiencies in equity markets. These strategies include, among others:

Equity Market Neutral: An equity market neutral strategy combines long and short equity positions to seek to keep its exposure to overall market risk very low. Such a strategy takes long positions in those securities believed to have attractive appreciation potential and short positions in those securities believed to have depreciation potential. This strategy is typically constructed to attempt to be beta-neutral and attempts to control one or more industry, sector, market capitalization or other potential market bias exposure.

Long/Short Replication: A long/short replication strategy maintains long and short positions in Exchange Traded Products that, in the aggregate, are expected to track the performance of a group of long/short equity hedge funds identified by the Adviser that focus on companies located in a specified geographic region (the “Proprietary L/S Equity Universe”). The Adviser creates the Proprietary L/S Equity Universe by identifying a universe of long/short equity hedge funds focused on a particular region and then eliminating outlier hedge funds from that universe by applying its True Alpha® (True a®) patented metric (US Patent No. 7,707,092). Utilizing a regression analysis, the Adviser constructs a portfolio of long and short positions in Exchange Traded Products that is designed to track the performance of the Proprietary L/S Equity Universe.

Long-Only: A long-only strategy seeks to invest in stocks that are believed to have appreciation potential. This strategy may focus on certain markets, industries or geographical areas. This strategy is primarily managed for absolute return and to assess risk and opportunity on an absolute, rather than an index-relative, basis.

Long/Short Equity: A long/short equity strategy seeks to invest (i.e., establish long positions) in securities that are believed to be undervalued or that offer high growth opportunities while also attempting to reduce overall market risk or take advantage of an anticipated decline in the price of an overvalued company or index by using short sales or options on common stocks or indexes to hedge risk. A long/short equity strategy may be implemented by taking long and short positions in companies of various industries, sectors or markets, including gold companies and emerging market companies. This strategy may also use derivatives, including options, financial futures and options on futures. Long and short positions may not be invested in equal dollars and, as such, may not seek to neutralize general market risks.

Short-Only: A short-only strategy seeks to identify securities that are expected to depreciate in value. In a short sale, the Fund borrows an equity security from a broker, and then sells it. If the value of the security goes down, the Fund can buy it back in the market and return it to the broker, making a profit. This strategy may be employed to hedge or offset long-only equity strategies of similar size in assets and volatility.

FIXED INCOME STRATEGIES

Fixed income strategies seek to benefit from price movement of debt securities by achieving returns from, among others, coupon payments and price fluctuations. These strategies include, among others:

Distressed Securities: A distressed securities strategy involves investing in the securities of issuers in financial distress based upon the expectations of the Adviser or a Sub-Adviser as to whether a turnaround may materialize.

Long/Short Credit & Fixed Income: A long/short credit and fixed income strategy combines long and short positions in debt securities of domestic and foreign governments, agencies, and companies of all maturities and qualities, including high yield (junk bonds) and Treasury Inflation-Protected Securities (“TIPS”), ETFs and emerging market debt. This strategy may invest in mortgage-backed securities, collateralized mortgage obligations, asset-backed securities and other mortgage related securities. The strategy may focus on short positions by utilizing instruments to anticipate the decline in the price of an overvalued security or type of security. Such hedging instruments could include individual bonds or related stocks, futures contracts or other instruments.

GLOBAL MACRO STRATEGIES

Global macro strategies seek to exploit broad market trends in equities, interest rates or commodity prices. These strategies include, among others:

Emerging Markets, Gold and Commodities: An emerging markets, gold and commodities strategy seeks to profit from directional changes in currencies, emerging markets, commodity prices and market volatility. This strategy may utilize positions held through individual securities, ETFs, derivative contracts, swaps or other financial instruments linked to major market, sector or country indices, fixed income securities, currencies and commodities. This strategy may invest in a limited number of securities, issuers, industries or countries which may result in higher volatility.

Trend: A trend strategy is designed to systematically capture, and benefit from, the persistence of trends across equities, currencies, commodities, and fixed income markets. This strategy may be implemented by investing in Exchange Traded Products and/or various derivatives, including, but not limited to, futures, forwards, options and swaps. A trend strategy may provide different exposures to many markets and thus offer low correlations with traditional stock and bond markets.

Special Situations: A special situations strategy involves investing in the securities of issuers based upon the expectations of the Adviser or a Sub-Adviser as to whether the price of such securities may change in the short term due to a special situation, such as a stock buy-back, spin-off, bond upgrade or a positive earnings report.

RELATIVE VALUE STRATEGIES

Relative value strategies typically seek to exploit differences in valuation through the simultaneous purchase and sale of related financial instruments. These strategies include, among others:

Convertible Arbitrage: A convertible arbitrage strategy seeks to exploit price differentials in the convertible bond markets by buying the convertible bond, and shorting the common stock, of the same company.

Fixed Income or Interest Rate Arbitrage: A fixed income or interest rate arbitrage strategy involves buying and shorting different debt securities and/or futures contracts, including interest rate swap arbitrage, U.S. and non-U.S. bond arbitrage.

MULTI-MANAGER ALTERNATIVES FUND (CLASS A, C, I, Y) (continued)

Volatility Arbitrage: A volatility arbitrage strategy involves seeking to exploit mis-pricings in volatility between options or between the relative volatility of options versus their underlying securities, primarily in equity and fixed income markets, but also in credit and currency markets.

Volatility Premium Capture: A volatility premium capture strategy involves selling exchange-listed put options on a variety of securities or instruments related to a securities index, such as the S&P 500® Index. The securities or instruments on which the Fund may sell put options include ETFs that seek to track the relevant index and futures contracts on the index. The strategy seeks to benefit from consistently harvesting put option premiums across market cycles, as represented by the index.

ALLOCATION OF FUND ASSETS

The Adviser is responsible for determining the allocation of the Fund’s assets among the various investment strategies. In selecting and weighting investment options, the Adviser seeks to identify investment strategies that have the potential, in the opinion of the Adviser, to perform independently of each other and achieve positive risk- adjusted returns in various market cycles. This is referred to as “low correlation.” The degree of correlation of any given investment strategy will, with other investment strategies and the market as a whole, vary as a result of market conditions and other factors, and some investment strategies will have a greater degree of correlation with other strategies and with the market than others.

By allocating the Fund’s assets among a number of investment options, the Adviser seeks to achieve diversification, less risk and lower volatility than if the Fund were to utilize a single investment adviser or a single strategy. The Fund is not required to utilize a minimum number of investment strategies or to retain a minimum number of Sub-Advisers, and does not have minimum or maximum limitations with respect to allocations of assets to any investment strategy, market sector, Sub-Adviser or investment, except as may be required by the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules thereunder. The Adviser may change the allocation of the Fund’s assets among the available investment options, and may add or remove Sub-Advisers, at any time. For a variety of reasons, including capacity and regulatory limitations, not all of the Sub-Advisers may be available to the Fund if it chooses to use them in the future.

Each Sub-Adviser is responsible for the day-to-day management of its allocated portion of Fund assets. The Adviser has ultimate responsibility, subject to the oversight of the Board of Trustees of the Fund (the “Board”), to oversee the Sub-Advisers, and to recommend their hiring, termination and replacement.

The Adviser may hire and terminate Sub-Advisers in accordance with the terms of an exemptive order obtained by the Fund and the Adviser from the SEC, under which the Adviser is permitted, subject to supervision and approval of the Board, to enter into and materially amend sub-advisory agreements without seeking shareholder approval. The Adviser will furnish shareholders of the Fund with information regarding a new Sub-Adviser within 90 days of the hiring of the new Sub-Adviser.

Currently, the Adviser has entered into sub-advisory agreements with a number of Sub-Advisers, each of which is responsible for managing a portion of the Fund’s assets.

Each Underlying Fund invests its assets in accordance with its investment strategy. The Fund may invest in an investment company in excess of the limitations under the 1940 Act pursuant to either an exemptive order obtained by the Fund and the Adviser from the SEC or an exemptive order obtained by such investment company from the SEC and consistent with the conditions specified in such order.

Investments in the securities of Underlying Funds may involve duplication of advisory fees and certain other expenses. By investing in an Underlying Fund, the Fund becomes a shareholder of that Underlying Fund. As a result, the Fund will bear additional expenses based on its pro rata share of the Underlying Fund’s operating expenses. Shareholders of the Fund will indirectly bear these expenses in addition to the fees and expenses they will directly bear in connection with the Fund’s own operations. To minimize the duplication of fees, the Adviser has agreed to waive the management fee it charges to the Fund by any amount it collects as a management fee from an Underlying Fund managed by the Adviser, as a result of an investment of the Fund’s assets in such Underlying Fund.

The Fund will maintain investment exposure, directly or indirectly through the Exchange Traded Products, Subsidiary and Underlying Funds, to a broad range of instruments, markets, and asset classes economically tied to U.S. and foreign markets. (Unless indicated otherwise, references to the investment exposure or risks of the Fund should be understood to refer to the Fund’s direct investment exposure and risks and its indirect investment exposure and risks through investment in the Exchange Traded Products, Subsidiary and Underlying Funds.) Investments may include, but are not limited to, equity securities, fixed income securities, and derivative instruments. The Fund may take both long and short positions in all of its investments. There is no limit on the amount of exposure the Fund may have to any specific asset class, market sector, or instrument. The Fund may purchase securities in private placements. The Fund may have significant investment leverage as a result of its use of derivatives or its investments in Underlying Funds and Exchange Traded Products.

PRINCIPAL RISKS

There is no assurance that the Fund will achieve its investment objective. The Fund’s share price and return will fluctuate with changes in the market value of the Fund’s portfolio securities. Accordingly, an investment in the Fund involves the risk of losing money.

The Fund uses one or more investment strategies in seeking to achieve its investment objective. Such strategies may involve investing in a variety of different instruments and using certain techniques that are subject to the risks set forth below.

Arbitrage Trading. The underlying relationships between securities in which the Fund takes investment positions may change in an adverse manner, in which case the Fund may realize losses.

Below Investment Grade Securities. Below investment grade securities (sometimes referred to as “junk bonds”) are more speculative than higher-rated securities. These securities have a much greater risk of default and may be more volatile than higher-rated securities of similar maturity. These securities may be less liquid and more difficult to value than higher-rated securities.

Convertible Securities. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate risk and credit risk. Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk. The Fund may be forced to convert a convertible security before it otherwise would choose to do so, which may decrease the Fund’s return.

Debt Securities. Debt securities are subject to credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a debt security will be unable to make interest payments or repay principal when it becomes due. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates.

Derivatives. The use of derivatives, such as swap agreements, options, warrants, futures contracts, currency forwards and structured notes, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security. Also, a liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or sell such positions and over the counter instruments may be illiquid.

Directional and Tactical Trading. Directional and tactical trading involves the risk that the investment decisions made by the Adviser or a Sub-Adviser in using this strategy may prove to be incorrect, may not produce the returns expected by the Adviser or a Sub-Adviser and may cause the Fund’s shares to lose value.

Emerging Markets Securities. Emerging markets securities typically present even greater exposure to the risks described under “Foreign Securities” and may be particularly sensitive to certain economic changes. Emerging markets securities are exposed to a number of risks that may make these investments volatile in price or difficult to trade.

Event-Driven Trading. Event-driven trading involves the risk that the special situation may not occur as anticipated and that this has a negative impact upon the market price of a stock.

Exchange Traded Products. While the risks of owning shares of an Exchange Traded Product generally reflect the risks of owning the underlying investments of the Exchange Traded Product, lack of liquidity in the Exchange Traded Product can result in its value being more volatile than its underlying portfolio investments. An Exchange Traded Product can trade at prices higher or lower than the value of its underlying assets. In addition, trading in an Exchange Traded Product may be halted by the exchange on which it trades.

Foreign Securities. Foreign investments are subject to greater risks than U.S. domestic investments. These additional risks may include exchange rate fluctuations and exchange controls; less publicly available information; more volatile or less liquid securities markets; and the possibility of arbitrary action by foreign governments, or political, economic or social instability. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies.

Futures. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The prices of futures can be highly volatile, using futures can lower total return, can create investment leverage, and the potential loss from futures can exceed the Fund’s initial investment in such contracts. Futures contracts involve the risk of mispricing or improper valuation and the risk that changes in the value of a futures contract may not

MULTI-MANAGER ALTERNATIVES FUND (CLASS A, C, I, Y) (continued)

correlate perfectly with the underlying instrument. Even a well-conceived futures transaction may be unsuccessful due to market events. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract. A liquid secondary market may not always exist for the Fund’s futures contract positions at any time.

Gold-Mining Industry. The Fund may be susceptible to financial, economic, political or market events, as well as government regulation (including environmental regulation), impacting the gold-mining industry. Fluctuations in the price of gold often dramatically affect the profitability of companies in the gold-mining industry.

Implied Volatility. Increases in the implied volatility of the put options written by the Fund will cause the value of such options to increase (even if the prices of the options’ underlying securities or instruments do not change), which will result in a corresponding increase in the liabilities of the Fund under such options and thus decrease the Fund’s net asset value. The Fund is exposed to the risk that the value of the implied volatility of the options sold by the Fund will increase due to general market and economic conditions, perceptions regarding the industries in which the issuers of such underlying securities or instruments participate, or factors relating to specific issuers. The Fund is therefore exposed to implied volatility risk before the options expire or are exercised.

Investments in Underlying Funds. The Fund’s investment in an Underlying Fund may subject the Fund indirectly to the risks of the Underlying Fund. The Fund also will bear its share of the Underlying Fund’s fees and expenses, which are in addition to the Fund’s own fees and expenses.

Leverage. Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

Liquidity. Low trading volume, lack of a market maker, large position size, or legal restrictions may limit or prevent the Fund from closing a position on a derivative or other financial instrument at a desirable price. The Fund’s ability to use a derivative or other financial instrument as part of its investment program depends on the liquidity of the instrument. A liquid market may not exist when the Fund seeks to close out a position. If the Fund receives a redemption request and is unable to close out a position, such as close out an option that it has sold, the Fund may temporarily be leveraged in relation to its assets.

Management. Investment decisions made by the Adviser, including the selection of and allocation of assets to Sub-Advisers, and a Sub-Adviser in seeking to achieve the Fund’s investment objective may not produce the returns expected by the Adviser or the Sub-Adviser, may cause a decline in the value of the securities held by the Fund and, in turn, cause the Fund’s shares to lose value or underperform other funds with similar investment objectives.

Market. Market risk refers to the risk that the market prices of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. In general, equity securities tend to have greater price volatility than debt securities.

Model and Data Risk. To implement certain of the Fund’s investment strategies, including the Long/Short Replication Strategy, the Adviser or a Sub-Adviser may rely on proprietary quantitative models and information and data supplied by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investments. When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used by the Adviser or a Sub-Adviser are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data.

Mortgage- and Asset-Backed Securities. The value of the Fund’s mortgage- and asset-backed securities may be affected by, among other things, changes in: interest rates, the creditworthiness of the entities that provide credit enhancements, or the market’s assessment of the quality of underlying assets. Mortgage- and asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity. In addition, rising or high interest rates tend to extend the duration of mortgage- and asset-backed securities, making them more volatile and more sensitive to changes in interest rates.

Multiple Investment Advisers. The Adviser and Sub-Advisers make their trading decisions independently, and, as a result, it is possible that the Adviser and one or more of the Sub-Advisers may take positions in the same security or purchase/sell the same security at the same time without aggregating their transactions. This may cause unnecessary brokerage and other expenses to the Fund. The Adviser and each Sub-Adviser uses a particular strategy or set of strategies to select investments for the Fund. Those strategies may underperform other investment strategies. In addition, investment strategies that historically have been non-correlated or have demonstrated low correlations to one another may become correlated in various market cycles or in response to unanticipated events.

Non-Diversification. A non-diversified fund’s greater investment in a single issuer makes the fund more susceptible to financial, economic or market events impacting such issuer. A decline in the value of or default by a single security in the non-diversified fund’s portfolio may have a greater negative effect than a similar decline or default by a single security in a diversified portfolio.

Preferred Stocks. Unlike interest payments on debt securities, dividend payments on a preferred stock typically must be declared by the issuer’s board of directors. In addition, in the event an issuer of preferred stock experiences economic difficulties, the issuer’s preferred stock may lose substantial value due to the reduced likelihood that the issuer’s board of directors will declare a dividend and the fact that the preferred stock may be subordinated to other securities of the same issuer.

Put Options. Options are generally subject to volatile swings in price based on changes in value of the underlying security or instrument. The Fund’s risk of loss if one or more of its options is exercised and expires in-the-money may substantially outweigh the gains to the Fund from the receipt of such option premiums. The returns of the Fund will also be reduced by the transaction costs (including premiums paid on purchased put options and brokerage commissions) involved in rolling a portion of its options positions each week. Further, if the value of the securities or instruments underlying the options sold by the Fund increases, the Fund’s returns will not increase accordingly. The Fund will incur a form of economic leverage through its use of options, which will increase the volatility of the Fund’s returns and may increase the risk of loss to the Fund. Moreover, the options sold by the Fund may have imperfect correlation to the returns of their underlying securities or instruments.

Regulatory. Changes in the laws or regulations of the United States or the Cayman Islands, including any changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund. For example, in 2012, the U.S. Commodity Futures Trading Commission (“CFTC”) adopted amendments to its rules that affect the ability of certain investment advisers to registered investment companies and other entities to rely on previously available exclusions or exemptions from registration under the Commodity Exchange Act of 1936, as amended (“CEA”) and regulations thereunder. As a result of the amendments and, based on the Fund’s and its Subsidiary’s current investment strategies, the Fund and the Subsidiary are each a “commodity pool” and the Adviser is considered a “commodity pool operator” (“CPO”) with respect to the Fund and the Subsidiary under the CEA. Accordingly, the Fund and the Adviser are subject to dual regulation by the CFTC and the SEC. In August 2013, the CFTC adopted regulations that seek to “harmonize” CFTC regulations with overlapping SEC rules and regulations. Pursuant to the CFTC harmonization regulations, the Fund and the Adviser may elect to meet the requirements of certain CFTC regulations by complying with specific SEC rules and regulations relating to disclosure and reporting requirements. The CFTC could deem the Fund or the Adviser in violation of an applicable CFTC regulation if the Fund or the Adviser failed to comply with a related SEC regulatory requirement under the CFTC harmonization regulations. The Fund and the Adviser will remain subject to certain CFTC-mandated disclosure, reporting and recordkeeping regulations even if they elect substitute compliance under the CFTC harmonization regulations. Compliance with the CFTC regulations could increase the Fund’s expenses, adversely affecting the Fund’s total return.

Repurchase Agreements. A repurchase agreement exposes the Fund to the risk that the party that sells the security may default on its obligation to repurchase it. The Fund may lose money if it cannot sell the security at the agreed-upon time and price or the security loses value before it can be sold.

Short Sales. If the Fund sells a stock short and subsequently has to buy the security back at a higher price, the Fund will lose money on the transaction. Any loss will be increased by the amount of compensation, interest or dividends and transaction costs the Fund must pay to a lender of the security. The amount the Fund could lose on a short sale is theoretically unlimited (as compared to a long position, where the maximum loss is the amount invested). The use of short sales, which has the effect of leveraging the Fund, could increase the exposure of the Fund to the market, increase losses and increase the volatility of returns. The Fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that borrowed securities be returned to it on short notice, and the Fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that the Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale.

MULTI-MANAGER ALTERNATIVES FUND (CLASS A, C, I, Y) (continued)

Subsidiary. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act.

U.S. Government Obligations. U.S. Government obligations may be adversely impacted by changes in interest rates, and securities issued by U.S. Government agencies or government-sponsored entities may not be backed by the full faith and credit of the U.S. Government.

PERFORMANCE

The following chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns compare with those of a broad measure of market performance and one or more other performance measures. For instance, the HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe and is comprised of eight strategies: convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted in the index based on the distribution of assets in the hedge fund industry. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. The annual returns in the bar chart are for the Fund’s Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be lower than those shown.

Additionally, large purchases and/or redemptions of shares of a class, relative to the amount of assets represented by the class, may cause the annual returns for each class to differ. Updated performance information for the Fund is available on the Van Eck website at vaneck.com.

Class A: Annual Total Returns (%) as of 12/31

Best Quarter:	%	Q
Worst Quarter:	%	Q

Average Annual Total Returns as of 12/31/13	1 Year	Life of Class

Class A Shares (6/5/09)
Before Taxes
After Taxes on Distributions[1]
Return After Taxes on Distributions and Sale of Fund Shares
Class C Shares (4/30/12)
Before Taxes
Class I Shares (6/5/09)
Return Before Taxes
Class Y Shares (4/30/10)
Return Before Taxes
HFRX Global Hedge Fund Index (reflects no deduction for fees, expenses or taxes)
S&P® 500 Index (reflects no deduction for fees, expenses or taxes)

[1]	After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. These returns are shown for one class of shares only; after tax-returns for the other classes may vary. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or Investment Retirement Account.

PORTFOLIO MANAGEMENT

Investment Adviser. Van Eck Absolute Return Advisers Corporation
Stephen H. Scott, Co-Portfolio Manager, Investment Committee Co-Chair, 2009
Jan F. van Eck, Co-Portfolio Manager, Investment Committee Co-Chair, 2009

PURCHASE AND SALE OF FUND SHARES

In general, shares of the Fund may be purchased or redeemed on any business day, primarily through financial representatives such as brokers or advisers, or directly by eligible investors through the Fund’s transfer agent. Purchase minimums for Classes A, C and Y shares are $1000 for an initial purchase and $100 for a subsequent purchase, with no purchase minimums for any purchase through a retirement or pension plan account, for any “wrap fee” account and similar programs offered without a sales charge by certain financial institutions and third-party recordkeepers and/or administrators, and for any account using the Automatic Investment Plan, or for any other periodic purchase program. Purchase minimums for Class I shares are $1 million for an initial purchase and no minimum for a subsequent purchase; the initial minimum may be reduced or waived at the Fund’s discretion.

TAX INFORMATION

The Fund normally distributes net investment income and net realized capital gains, if any, to shareholders. These distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account (IRA).

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.

II. INVESTMENT OBJECTIVE, STRATEGIES, POLICIES, RISKS AND OTHER INFORMATION

This section states the Fund’s investment objective and describes certain strategies and policies that the Fund may utilize in pursuit of its investment objective. This section also provides additional information about the principal risks associated with investing in the Fund.

1. INVESTMENT OBJECTIVE

The Multi-Manager Alternatives Fund seeks to achieve consistent absolute (positive) returns in various market cycles.

The Fund’s investment objective is fundamental and may only be changed with shareholder approval.

2. ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RISKS

ARBITRAGE TRADING

Definition	The Adviser or a Sub-Adviser may engage in transactions that attempt to exploit price differences of identical, related or similar securities on different markets or in different forms.
Risk

The underlying relationships between securities in which the Fund takes investment positions may change in an adverse manner, in which case the Fund may realize losses. For example, a merger arbitrage strategy generally involves purchasing the shares of an announced acquisition target company at a discount to its expected value upon completion of the acquisition and selling short the acquirer’s securities. If an acquisition is called off or otherwise not completed, the Fund may realize losses on the shares of the target company it acquired and on its short position in the acquirer’s securities.

BELOW INVESTMENT GRADE SECURITIES

Definition	Debt securities that are below investment grade (e.g., BB or below by Standard & Poor’s) (sometimes referred to as “junk bonds”).
Risk

Below investment grade securities are more speculative than higher-rated securities. These securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and may be more volatile than higher-rated securities of similar maturity. The value of these securities can be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these securities may be less liquid and more difficult to value than higher-rated securities.

COMMODITIES AND COMMODITY-LINKED DERIVATIVES

Definition

Commodities include precious metals (such as gold, silver, platinum and palladium in the form of bullion and coins), industrial metals, gas and other energy products and natural resources. The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. The Fund may seek exposure to the commodity markets through investments in leveraged or unleveraged commodity-linked or index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These notes are sometimes referred to as “structured notes” because the terms of these notes may be structured by the issuer and the purchaser of the note.

Risk

Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The commodities markets may fluctuate widely based on a variety of factors including changes in overall market movements, political and economic events and policies, war, acts of terrorism, natural disasters and changes in interest rates or inflation rates. Prices of various commodities may also be affected by factors such as drought, floods, weather, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers. As a result, political, economic and supply related events in such countries could have a disproportionate impact on the prices of such commodities.

Commodity-Linked “Structured” Securities. Because the value of a commodity-linked derivative instrument typically is based upon the price movements of a physical commodity, the value of the commodity-linked derivative instrument may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry. The value of these securities will rise or fall in response to changes in the underlying commodity or related index of investment.

Structured Notes. Structured notes expose the Fund economically to movements in commodity prices. The performance of a structured note is determined by the price movement of the commodity underlying the note. A highly liquid secondary market may not exist for structured notes, and there can be no assurance that one will develop. These notes are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index.

CONVERTIBLE SECURITIES

Definition	A convertible security is a security that can be exchanged for a specified amount of another, generally related security, at the option of the issuer and/or the holder.
Risk

Convertible securities are subject to the usual risks associated with debt securities, such as interest rate risk and credit risk. Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk. Because the value of a convertible security can be influenced by both interest rates and market movements, a convertible security generally is not as sensitive to interest rates as a similar debt security, and generally will not vary in value in response to other factors to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would typically be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. The Fund may be forced to convert a convertible security before it otherwise would choose to do so, which may decrease the Fund’s return.

INVESTMENT OBJECTIVE, STRATEGIES, POLICIES, RISKS AND OTHER INFORMATION (continued)

DEBT SECURITIES

Definition

Debt securities may include bonds and other forms of debentures or obligations. When an issuer sells debt securities, it sells them for a certain price, and for a certain term. Over the term of the security, the issuer promises to pay the buyer a certain rate of interest, then to repay the principal at maturity. Debt securities are also bought and sold in the a “secondary market”—that is, they are traded by people other than their original issuers.

Risk

Debt securities are subject to credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a debt security will be unable to make interest payments or repay principal when it becomes due. Various factors could affect the issuer’s ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates. When the general level of interest rates rise, the value of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund’s shares.

DERIVATIVES

Definition

The term “derivatives” covers a broad range of financial instruments, including swap agreements, options, warrants, futures contracts, currency forwards and structured notes, whose values are derived, at least in part, from the value of one or more indicators, such as a security, asset, index or reference rate.

Risk

The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by certain features of the derivatives. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility, among other consequences. The use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or sell such positions. Over the counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the counter market are subject to the risk that the other party will not meet its obligations. The use of derivatives also involves the risk of mispricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, index or reference rate.

DIRECTIONAL AND TACTICAL TRADING

Definition	The Adviser or a Sub-Adviser may engage in transactions that attempt to exploit broad market trends in equities, interest rates or commodity prices.
Risk

Directional and tactical trading involves the risk that the investment decisions made by the Adviser or a Sub-Adviser in using this strategy may prove to be incorrect, may not produce the returns expected by the Adviser or a Sub-Adviser and may cause the Fund’s shares to lose value.

EMERGING MARKETS SECURITIES

Definition	Securities of companies that are primarily located in developing countries.
Risk

Emerging markets securities typically present even greater exposure to the risks described under “Foreign Securities” and may be particularly sensitive to certain economic changes. Emerging markets securities are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the U.S. Market risks may include economies that concentrate in only a few industries, securities issued that are held by only a few investors, limited trading capacity in local exchanges and the possibility that markets or issues may be manipulated by foreign nationals who have inside information.

EVENT-DRIVEN TRADING

Definition

The Adviser or a Sub-Adviser may engage in transactions that attempt to benefit from price movements caused by anticipated corporate events, such as mergers, acquisitions, spin-offs or other special situations.

Risk	Event-driven trading involves the risk that the special situation may not occur as anticipated and that this has a negative impact upon the market price of a stock.

EXCHANGE TRADED PRODUCTS

Definition

The Fund invests in Exchange Traded Products, including ETFs and ETNs. An ETF is a term that is used to describe a variety of pooled investment vehicles, such as investment companies registered under the 1940 Act and commodity trusts, that are traded on a securities exchange and hold or have exposure to various financial instruments and/or commodities. ETNs are senior, unsecured notes linked to an index. Like ETFs, they may be bought and sold on a securities exchange. However, while ETF shares represent an interest in the ETF’s underlying assets, ETNs are structured products that are an obligation of the issuing bank, broker-dealer or other intermediary, whereby the intermediary agrees to pay a return based on the target index less any fees. ETNs combine certain aspects of bonds and ETFs. Investors can hold an ETN until maturity. The shares of the Exchange Traded Products may trade at a premium or discount to their net asset values. The Exchange Traded Products in which the Fund invests may include Exchange Traded Products that invest in equity and debt securities, as well as other asset categories.

Risk

While the risks of owning shares of an Exchange Traded Product generally reflect the risks of owning the underlying investments of the Exchange Traded Product, lack of liquidity in the Exchange Traded Product can result in its value being more volatile than its underlying portfolio investments. In addition, the value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, changes in the applicable interest rates, and changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced market. If a rating agency lowers the issuer’s credit rating, the value of the ETN will decline and a lower credit rating reflects a greater risk that the issuer will default on its obligation. An Exchange Traded Product can trade at prices higher or lower than the value of its underlying assets. In addition, trading in an Exchange Traded Product may be halted by the exchange on which it trades.

FOREIGN SECURITIES

Definition	Securities issued by foreign companies, traded in foreign currencies or issued by companies with most of their business interests in foreign countries.

INVESTMENT OBJECTIVE, STRATEGIES, POLICIES, RISKS AND OTHER INFORMATION (continued)

Risk

Foreign investments are subject to greater risks than U.S. domestic investments. These additional risks may include exchange rate fluctuations and exchange controls; less publicly available information; more volatile or less liquid securities markets; and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation, or political, economic or social instability. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies.

Some of the risks of investing in foreign securities may be reduced when the Fund invests indirectly in foreign securities through American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), American Depositary Shares (ADSs), Global Depositary Shares (GDSs), and other securities which are traded on larger, recognized exchanges and in stronger, more recognized currencies.

FUTURES

Definition	Futures contracts generally provide for the future sale by one party and purchase by another party of a specified instrument, index or commodity at a specified future time and at a specified price.
Risk

The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The prices of futures can be highly volatile, using futures can lower total return, can create investment leverage, and the potential loss from futures can exceed the Fund’s initial investment in such contracts. Futures contracts involve the risk of mispricing or improper valuation and the risk that changes in the value of a futures contract may not correlate perfectly with the underlying instrument. Even a well-conceived futures transaction may be unsuccessful due to market events. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract. A liquid secondary market may not always exist for the Fund’s futures contract positions at any time.

GOLD-MINING INDUSTRY

Definition	The Fund may invest in the securities of companies engaged in gold-related activities, including exploration, mining, processing, or dealing in gold.
Risk

The Fund may be susceptible to financial, economic, political or market events, as well as government regulation (including environmental regulation), impacting the gold-mining industry. Fluctuations in the price of gold often dramatically affect the profitability of companies in the gold-mining industry. Changes in the political or economic climate for a large gold producer, such as South Africa or the former Soviet Union, may have a direct impact on the price of gold worldwide. The value of securities of companies in the gold-mining industry are highly dependent on the price of gold at any given time.

IMPLIED VOLATILITY

Definition

Implied volatility is a factor in calculating the value of an option and is based on market participants’ perceptions of the future volatility of the security or instrument on which the option is based.

Risk

Increases in the implied volatility of the put options written by the Fund will cause the value of such options to increase (even if the prices of the options’ underlying securities or instruments do not change), which will result in a corresponding increase in the liabilities of the Fund under such options and thus decrease the Fund’s net asset value. The Fund is exposed to the risk that the value of the implied volatility of the options sold by the Fund will increase due to general market and economic conditions, perceptions regarding the industries in which the issuers of such underlying securities or instruments participate, or factors relating to specific issuers. The Fund is therefore exposed to implied volatility risk before the options expire or are exercised.

INVESTMENTS IN UNDERLYING FUNDS

Definition	The Fund may invest in Underlying Funds, which include open end and closed end funds, ETFs and money market funds, subject to the limitations under the 1940 Act.
Risk

The Fund’s investment in an Underlying Fund may subject the Fund indirectly to the risks of the Underlying Fund. The Fund also will bear its share of the Underlying Fund’s fees and expenses, which are in addition to the Fund’s own fees and expenses. Shares of closed-end funds and ETFs may trade at prices that reflect a premium above or a discount below the investment company’s net asset value, which may be substantial in the case of closed-end funds. If investment company securities are purchased at a premium to net asset value, the premium may not exist when those securities are sold and the Fund could incur a loss.

LEVERAGE

Definition	The use of various financial instruments, such as options and futures, or borrowed capital, such as margin, to increase the potential return of an investment.
Risk

Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. As an open-end investment company registered with the SEC, the Fund is subject to the federal securities laws, including the 1940 Act and the rules thereunder, and various SEC and SEC staff interpretive positions. In accordance with these laws, rules and positions, the Fund must “set aside” liquid assets (often referred to as “asset segregation”), or engage in other SEC- or staff-approved measures, to “cover” open positions with respect to certain kinds of instruments. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

LIQUIDITY

Definition	The degree to which an asset or security can be bought or sold in the market without affecting the asset’s price.
Risk

Low trading volume, lack of a market maker, large position size, or legal restrictions may limit or prevent the Fund from closing a position on a derivative or other financial instrument at a desirable price. The Fund’s ability to use a derivative or other financial instrument as part of its investment program depends on the liquidity of the instrument. A liquid market may not exist when the Fund seeks to close out a position. If the Fund receives a redemption request and is unable to close out a position, such as close out an option that it has sold, the Fund may temporarily be leveraged in relation to its assets.

MANAGEMENT

Definition

The Adviser and Sub-Advisers implement the Fund’s investment strategies by making investment decisions on behalf of the Fund. For the Adviser, such investment decisions include the selection of and allocation of assets to Sub-Advisers.

Risk

Investment decisions made by the Adviser, including the selection of and allocation of assets to Sub-Advisers, and a Sub-Adviser in seeking to achieve the Fund’s investment objective may not produce the returns expected by the Adviser or the Sub-Adviser, may cause a decline in the value of the securities held by the Fund and, in turn, cause the Fund’s shares to lose value or underperform other funds with similar investment objectives.

MARKET

Definition	An investment in the Fund involves “market risk”—the risk that securities prices will rise or fall.
Risk

Market risk refers to the risk that the market prices of securities that the Fund holds will rise or fall, sometimes rapidly or unpredictably. Security prices may decline over short or even extended periods not only because of company-specific developments but also due to an economic downturn, a change in interest or currency rates or a change in investor sentiment. In general, equity securities tend to have greater price volatility than debt securities.

INVESTMENT OBJECTIVE, STRATEGIES, POLICIES, RISKS AND OTHER INFORMATION (continued)

MODEL AND DATA RISK

Definition

To implement certain of the Fund’s investment strategies, including the Long/Short Replication Strategy, the Adviser or a Sub-Adviser may rely on proprietary quantitative models and information and data supplied by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investments.

Risk

When Models and Data prove to be incorrect or incomplete, any decisions made in reliance Thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used by the Adviser or a Sub-Adviser are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data. All models rely on correct market data inputs. If incorrect market data is entered into even a well founded model, the resulting information will be incorrect. However, even if market data is input correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.

MORTGAGE- AND ASSET-BACKED SECURITIES

Definition

Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including receivables. Mortgage-backed securities represent interests in, or are backed by, pools of mortgages from which payments of interest and principal (net of fees paid to the issuer or guarantor of the securities) are distributed to the holders of the mortgage-backed securities. Mortgage-backed securities can have a fixed or an adjustable rate. Asset-backed securities represent interests in, or are backed by, pools of receivables such as credit card, auto, student and home equity loans. They may also be backed, in turn, by securities backed by these types of loans and others, such as mortgage loans. Mortgage- and asset backed securities can have a fixed or an adjustable rate.

Risk

The value of the Fund’s mortgage- and asset-backed securities may be affected by, among other things, changes in: interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages or receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements, or the market’s assessment of the quality of underlying assets. Mortgage- and asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of mortgage- and asset-backed securities may be difficult to predict and may result in greater volatility. Rising or high interest rates tend to extend the duration of mortgage- and asset-backed securities, making them more volatile and more sensitive to changes in interest rates.

MULTIPLE INVESTMENT ADVISERS

Definition	The Fund pursues its objective by, among other things, allocating its assets among the Adviser and various Sub-Advisers.
Risk

The Adviser and the Sub-Advisers make their trading decisions independently, and, as a result, it is possible that the Adviser and one or more of the Sub-Advisers may take positions in the same security or purchase/sell the same security at the same time without aggregating their transactions. This may cause unnecessary brokerage and other expenses to the Fund. The Adviser and each Sub-Adviser uses a particular strategy or set of strategies to select investments for the Fund. Those strategies may underperform other investment strategies. In addition, the Adviser and the Sub-Advisers may base their investment decisions on analyses of historic relationships, correlations, assumptions, relative values or the occurrence of certain events that may be disrupted, fail to exist or materialize or are affected by factors or events that the Adviser or the Sub-Adviser failed to consider or anticipate. Investment strategies that historically have been non-correlated or have demonstrated low correlations to one another or to major world financial market indices may become correlated in various market cycles or in response to unanticipated events, such as during a liquidity crisis in global financial markets. Under these circumstances, absolute return and hedging strategies may cease to function as anticipated.

NON-DIVERSIFICATION

Definition

A non-diversified fund may invest a larger portion of its assets in a single issuer than a diversified fund. A “diversified” fund is required by the 1940 Act, generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer.

Risk

A non-diversified fund’s greater investment in a single issuer makes the fund more susceptible to financial, economic or market events impacting such issuer. A decline in the value of or default by a single security in the non-diversified fund’s portfolio may have a greater negative effect than a similar decline or default by a single security in a diversified portfolio.

PREFERRED STOCKS

Definition

In general, preferred stock is a class of equity security that pays a specified dividend that must be paid before any dividends can be paid to common stockholders, and which takes precedence over common stock in the event of the company’s liquidation. Although preferred stocks represent a partial ownership interest in a company, preferred stocks generally do not carry voting rights and have economic characteristics similar to fixed-income securities. Preferred stocks generally are issued with a fixed par value and pay dividends based on a percentage of that par value at a fixed or variable rate. Additionally, preferred stocks often have a liquidation value that generally equals the original purchase price of the preferred stock at the date of issuance.

Risk

Unlike interest payments on debt securities, dividend payments on a preferred stock typically must be declared by the issuer’s board of directors. An issuer’s board of directors is generally not under any obligation to pay a dividend (even if such dividends have accrued), and may suspend payment of dividends on preferred stock at any time. If the Fund owns a preferred stock that is deferring its distributions, the Fund may be required to report income for tax purposes while it is not receiving income from that stock. In the event an issuer of preferred stock experiences economic difficulties, the issuer’s preferred stock may lose substantial value due to the reduced likelihood that the issuer’s board of directors will declare a dividend and the fact that the preferred stock may be subordinated to other securities of the same issuer. For instance, preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

INVESTMENT OBJECTIVE, STRATEGIES, POLICIES, RISKS AND OTHER INFORMATION (continued)

PUT OPTIONS

Definition	A put option is an option contract giving the owner the right, but not the obligation, to sell a specified amount of an underlying security at a specified price within a specified time.
Risk

Options are generally subject to volatile swings in price based on changes in value of the underlying security or instrument. By selling an option, the Fund will receive premiums from the buyer of the option, which will increase the Fund’s return if the option is not exercised and thus expires worthless. However, if the value of the option’s underlying security or instrument declines below the strike price, the option will finish in-the-money and the Fund will be required to buy the underlying security or instrument at the strike price, effectively paying the buyer the difference between the strike price and the price of the security or instrument at the time the option is exercised. Therefore, by writing a put option, the Fund is exposed to the amount by which the price of the underlying security or instrument is less than the strike price. Accordingly, the potential return to the Fund is limited to the amount of option premiums it receives, while the Fund can potentially lose up to the entire strike price of each option it sells. The Fund’s risk of loss if one or more of its options is exercised and expires in-the-money may substantially outweigh the gains to the Fund from the receipt of such option premiums. The returns of the Fund will also be reduced by the transaction costs (including premiums paid on purchased put options and brokerage commissions) involved in rolling a portion of its options positions each week. Further, if the value of the securities or instruments underlying the options sold by the Fund increases, the Fund’s returns will not increase accordingly. The Fund will incur a form of economic leverage through its use of options, which will increase the volatility of the Fund’s returns and may increase the risk of loss to the Fund. Moreover, the options sold by the Fund may have imperfect correlation to the returns of their underlying securities or instruments.

REGULATORY

Definition	The Fund and the Subsidiary are subject to the laws and regulated by the governments of the United States and/or the Cayman Islands, respectively.
Risk

Changes in the laws or regulations of the United States or the Cayman Islands, including any changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund or the Subsidiary. For example, in 2012, the CFTC adopted amendments to its rules that affect the ability of certain investment advisers to registered investment companies and other entities to rely on previously available exclusions or exemptions from registration under the CEA and regulations thereunder. Specifically, these amendments, which became effective on January 1, 2013, require an investment adviser of a registered investment company to register with the CFTC as a CPO if the investment company either markets itself as a vehicle for trading commodity interests or conducts more than a de minimis amount of speculative trading in commodity interests. As a result of the amendments and, based on the Fund’s and its Subsidiary’s current investment strategies, the Fund and the Subsidiary are each a “commodity pool” and the Adviser, which is currently registered with the CFTC as a CPO and commodity trading adviser under the CEA, is considered a CPO with respect to the Fund and the Subsidiary. Accordingly, the Fund and the Adviser are subject to dual regulation by the CFTC and the SEC. In August 2013, the CFTC adopted regulations that seek to “harmonize” CFTC regulations with overlapping SEC rules and regulations. Pursuant to the CFTC harmonization regulations, the Fund and the Adviser may elect to meet the requirements of certain CFTC regulations by complying with specific SEC rules and regulations relating to disclosure and reporting requirements. The CFTC could deem the Fund or the Adviser in violation of an applicable CFTC regulation if the Fund or the Adviser failed to comply with a related SEC regulatory requirement under the CFTC harmonization regulations. The Fund and the Adviser will remain subject to certain CFTC-mandated disclosure, reporting and recordkeeping regulations even if they elect substitute compliance under the CFTC harmonization regulations. Compliance with the CFTC regulations could increase the Fund’s expenses, adversely affecting the Fund’s total return. In addition, the CFTC or the SEC could at any time alter the regulatory requirements governing the use of commodity index-linked notes, commodity futures, options on commodity futures or swap transactions by investment companies, which could result in the inability of the Fund to achieve its investment objective through its current strategies.

Investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal income tax requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. Subchapter M requires, among other things, that at least 90% of the Fund’s gross income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). Historically, in many cases a fund intending to utilize a subsidiary for commodities investments would apply to the Internal Revenue Service (“IRS”) to obtain a private letter ruling that income from the fund’s investment in a subsidiary would constitute qualifying income for purposes of Subchapter M. However, the IRS has suspended the issuance of such rulings. In the absence of such a ruling, the Fund expects to invest its assets in the Subsidiary, consistent with applicable law and the advice of counsel, in a manner that should permit the Fund to treat income allocable from the Subsidiary as qualifying income. Should the IRS take action that adversely affects the tax treatment of the Fund’s use of the Subsidiary, it could limit the Fund’s ability to pursue its investment objective as described. The Fund also may incur transaction and other costs to comply with any new or additional guidance from the IRS.

REPURCHASE AGREEMENTS

Definition

In a repurchase agreement, the Fund acquires a security for a short time while agreeing to sell it back at a designated price and time. The agreement creates a fixed rate of return not subject to market fluctuations. The Fund enters into these agreements generally with member banks of the Federal Reserve System or certain non-bank dealers; these counterparties collateralize the transaction.

Risk

A repurchase agreement exposes the Fund to the risk that the party that sells the security may default on its obligation to repurchase it. The Fund may lose money if it cannot sell the security at the agreed-upon time and price or the security loses value before it can be sold.

INVESTMENT OBJECTIVE, STRATEGIES, POLICIES, RISKS AND OTHER INFORMATION (continued)

SHORT SALES

Definition	In a short sale, the Fund borrows an equity security from a broker, and then sells it.
Risk

If the Fund sells a stock short and subsequently has to buy the security back at a higher price, the Fund will lose money on the transaction. Any loss will be increased by the amount of compensation, interest or dividends and transaction costs the Fund must pay to a lender of the security. The amount the Fund could lose on a short sale is theoretically unlimited (as compared to a long position, where the maximum loss is the amount invested). The use of short sales, which has the effect of leveraging the Fund, could increase the exposure of the Fund to the market, increase losses and increase the volatility of returns.

The Fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that borrowed securities be returned to it on short notice, and the Fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that the Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. The Fund is required to “cover” its short sales with collateral by depositing cash, U.S. government securities or other liquid high-quality securities in a segregated account. The total value of the assets deposited as collateral will not exceed 50% of the Fund’s net assets.

SUBSIDIARY

Definition

By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. These risks are described elsewhere in this prospectus.

Risk

The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the SAI and could eliminate or severely limit the Fund’s ability to invest in the Subsidiary which may adversely affect the Fund and its shareholders.

U.S. GOVERNMENT OBLIGATIONS

Definition	U.S. Government obligations include securities issued by the U.S. Treasury, U.S. Government agencies and government sponsored entities.
Risk

U.S. Government obligations may be adversely impacted by changes in interest rates, and securities issued by U.S. Government agencies or government-sponsored entities may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. If a government-sponsored entity is unable to meet its obligations or its creditworthiness declines, the performance of the Fund to the extent it holds securities issued or guaranteed by the entity will be adversely impacted.

3. ADDITIONAL INVESTMENT STRATEGIES

INVESTING DEFENSIVELY

Strategy

The Fund may take temporary defensive positions in anticipation of or in an attempt to respond to adverse market, economic, political or other conditions. Such a position could have the effect of reducing any benefit the Fund may receive from a market increase.

SECURITIES LENDING

Strategy

The Fund may lend its securities as permitted under the 1940 Act, including by participating in securities lending programs managed by broker-dealers or other institutions. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrowings must be collateralized in full with cash, U.S. government securities or high-quality letters of credit.

The Fund could experience delays and costs in recovering the securities loaned or in gaining access to the securities lending collateral. If the Fund is not able to recover the securities loaned, the Fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Cash received as collateral and which is invested is subject to market appreciation and depreciation.

4. OTHER INFORMATION AND POLICIES

PORTFOLIO HOLDINGS INFORMATION

Generally, it is the Fund’s and Adviser’s policy that no current or potential investor, including any Fund shareholder, shall be provided information about the Fund’s portfolio on a preferential basis in advance of the provision of that information to other investors. A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

Limited portfolio holdings information for the Fund is available to all investors on the Van Eck website at vaneck.com. This information regarding the Fund’s top holdings and country and sector weightings, updated as of each month-end, is located on this website. Generally, this information is posted to the website within 30 days of the end of the applicable month. This information generally remains available on the website until new information is posted. The Fund reserves the right to exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund, and to discontinue the posting of portfolio holdings information at any time, without prior notice.

PORTFOLIO INVESTMENTS

The percentage limitations relating to the composition of the Fund’s portfolio apply at the time the Fund acquires an investment. A subsequent increase or decrease in percentage resulting from a change in the value of portfolio securities or the total or net assets of the Fund will not be considered a violation of the restriction.

III. OTHER ADDITIONAL INFORMATION

IMPORTANT INFORMATION REGARDING DIVIDENDS AND INTEREST PAID ON SECURITIES SOLD SHORT AND
ACQUIRED FUND FEES AND EXPENSES

Dividends or interest on securities sold short occur when the Fund sells an equity or debt security short to gain the inverse exposure necessary to meet its investment objective. When the Fund sells a security short, the Fund borrows the security from a lender and then sells the security in the general market. The Fund is obligated to pay any dividend declared or interest payment during the duration of the short to the lender from which the Fund borrowed the security and the Fund is obligated to record the payment of the dividend or interest as an expense. Thus, for tax purposes, any such dividend or interest paid on a security sold short generally reduces the basis of the shorted security—thereby increasing the Fund’s unrealized gain or reducing the Fund’s unrealized loss on its short sale transaction. Also, the dividends and interest on securities sold short are typically offset, in their entirety or in part, by the income derived from earnings on the cash proceeds of the securities sold short.

Acquired fund fees and expenses (AFFE) reflect the estimated amount of fees and expenses the Fund expects to incur indirectly through its investments in Underlying Funds.

The table below illustrates the Fund’s Total Annual Fund Operating Expenses for all classes (i) including the effect of expenses attributable to dividends and interest payments on securities sold short as well as AFFE and (ii) excluding the effect of expenses attributable to dividends and interest payments on securities sold short as well as AFFE. The Fund’s Total Annual Operating Expenses (expenses that are deducted from Fund assets) were:

	Class A	Class C	Class I	Class Y

Management Fees
Distribution/Service (12b-1) Fees	0.25%	1.00%	0.00%	0.00%
Other Expenses:
Dividends and Interest Payments on Securities Sold Short
Remainder of Other Expenses
Acquired Fund Fees and Expenses (AFFE)
Total Annual Fund Operating Expenses Including Dividends and Interest Payments on Securities Sold Short and AFFE
Less Dividends and Interest Payments on Securities Sold Short and AFFE
Less Expenses Waived or Reimbursed by the Adviser[1]
Total Annual Fund Operating Expenses Excluding Dividends and Interest Payments on Securities Sold Short and AFFE	2.30%	2.94%	1.95%	2.00%

[1]	The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes and extraordinary expenses) from exceeding 2.40% for Class A, 3.15% for Class C, 1.95% for Class I, and 2.00% for Class Y of the Fund’s average daily net assets per year until May 1, 2015. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation.

IV. SHAREHOLDER INFORMATION

1. HOW TO BUY, SELL, EXCHANGE OR TRANSFER SHARES

The Fund offers Class A, Class C, Class I and Class Y shares. Information related to how to buy, sell, exchange and transfer shares is discussed below. See the “Minimum Purchase” section for information related to initial and subsequent minimum investment amounts. The minimum investment amounts vary by share class.

Through a Financial Intermediary

Primarily, accounts are opened through a financial intermediary (broker, bank, adviser or agent). Please contact your representative for details.

Through the Transfer Agent, DST Systems, Inc. (DST)

You may buy (purchase), sell (redeem), exchange, or transfer ownership of Class A, Class C and Class I shares directly through DST by mail or telephone, as stated below. For Class Y shares, shareholders must open accounts and transact business through a financial intermediary.

The Fund’s mailing address at DST is:

Van Eck Global
P.O. Box 218407
Kansas City, MO 64121-8407

For overnight delivery:

Van Eck Global
210 W. 10th St., 8th Fl.
Kansas City, MO 64105-1802

Non-resident aliens cannot make a direct investment to establish a new account in the Fund, but may invest through their broker or agent and certain foreign financial institutions that have agreements with Van Eck.

To telephone the Fund at DST, call Van Eck’s Account Assistance at 800-544-4653.

Purchase by Mail

To make an initial purchase, complete the Van Eck Account Application and mail it with your check made payable to Van Eck Funds. Subsequent purchases can be made by check with the remittance stub of your account statement. You cannot make a purchase by telephone. We cannot accept third party checks, starter checks, money orders, travelers checks, cashier checks, checks drawn on a foreign bank, or checks not in U.S. dollars. There are separate applications for Van Eck retirement accounts (see “Retirement Plans” for details). For further details, see the application or call Account Assistance.

Telephone Redemption—Proceeds by Check 800-345-8506

If your account has the optional Telephone Redemption Privilege, you can redeem up to $50,000 per day. The redemption check must be payable to the registered owner(s) at the address of record (which cannot have been changed within the past 30 days). You automatically get the Telephone Redemption Privilege (for eligible accounts) unless you specifically refuse it on your Account Application, on broker/agent settlement instructions, or by written notice to DST. All accounts are eligible for the privilege except those registered in street, nominee, or corporate name and custodial accounts held by a financial institution, including Van Eck sponsored retirement plans.

Expedited Redemption—Proceeds by Wire 800-345-8506

If your account has the optional Expedited Redemption Privilege, you can redeem a minimum of $1,000 or more per day by telephone or written request with the proceeds wired to your designated bank account. The Fund reserves the right to waive the minimum amount. This privilege must be established in advance by Application. For further details, see the Application or call Account Assistance.

Written Redemption

Your written redemption (sale) request must include:

■	Fund and account number.

■	Number of shares or dollar amount to be redeemed, or a request to sell “all shares.”

■

Signatures of all registered account holders, exactly as those names appear on the account registration, including any additional documents concerning authority and related matters in the case of estates, trusts, guardianships, custodianships, partnerships and corporations, as requested by DST.

SHAREHOLDER INFORMATION (continued)

■	Special instructions, including bank wire information or special payee or address.

A signature guarantee for each account holder will be required if:

■	The redemption is for $50,000 or more.

■	The redemption amount is wired.

■	The redemption amount is paid to someone other than the registered owner.

■	The redemption amount is sent to an address other than the address of record.

■	The address of record has been changed within the past 30 days.

Institutions eligible to provide signature guarantees include banks, brokerages, trust companies, and some credit unions.

Telephone Exchange 800-345-8506

If your account has the optional Telephone Exchange Privilege, you can exchange between Funds of the same Class without any additional sales charge. (Shares originally purchased into the Van Eck Money Fund (the “Money Fund”), which paid no sales charge, may pay an initial sales charge the first time they are exchanged into another Class A fund.) Exchanges of Class C shares are exempt from the Class C contingent deferred redemption charge (CDRC). The new Class C shares received via the exchange will be charged the CDRC applicable to the original Class C shares upon redemption. All accounts are eligible except for omnibus accounts or those registered in street name and certain custodial retirement accounts held by a financial institution other than Van Eck. For further details regarding exchanges, please see the application, “Limits and Restrictions” and “Unauthorized Telephone Requests” below, or call Account Assistance.

Written Exchange

Written requests for exchange must include:

■	The fund and account number to be exchanged out of.

■	The fund to be exchanged into.

■	Directions to exchange “all shares” or a specific number of shares or dollar amount.

■

Signatures of all registered account holders, exactly as those names appear on the account registration, including any additional documents concerning authority and related matters in the case of estates, trusts, guardianships, custodianships, partnerships and corporations, as requested by DST.

For further details regarding exchanges, please see the applicable information in “Telephone Exchange.”

Certificates

Certificates are not issued for new or existing shares.

Transfer of Ownership

Requests must be in writing and provide the same information and legal documentation necessary to redeem and establish an account, including the social security or tax identification number of the new owner.

Redemption in Kind

The Fund reserves the right to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, the Fund may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

LIMITS AND RESTRICTIONS

Frequent Trading Policy

The Board of Trustees has adopted policies and procedures reasonably designed to deter frequent trading in shares of the Fund, commonly referred to as “market timing,” because such activities may be disruptive to the management of the Fund’s portfolio and may increase the Fund’s expenses and negatively impact the Fund’s performance. As such, the Fund may reject a purchase or exchange transaction or restrict an account from investing in the Fund for any reason if the Adviser, in its sole discretion, believes that a shareholder is engaging in market timing activities that may be harmful to the Fund. The Fund discourages and does not accommodate frequent trading of shares by its shareholders.

The Fund invests portions of its assets in securities of foreign issuers, and consequently may be subject to an increased risk of frequent trading activities because frequent traders may attempt to take advantage of time zone differences between the foreign markets in which the Fund’s portfolio securities trade and the time as of which the Fund’s net asset value is calculated (“time-zone arbitrage”). The Fund’s investments in other types of securities may also be susceptible to frequent trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. The Fund has adopted fair valuation policies and procedures intended to reduce the Fund’s exposure to potential price arbitrage. However, there is no guarantee that the Fund’s net asset value will immediately reflect changes in market conditions.

The Fund uses a variety of techniques to monitor and detect abusive trading practices, such as monitoring purchases, redemptions and exchanges that meet certain criteria established by the Fund, and making inquiries with respect to such trades. If a transaction is rejected or an account restricted due to suspected market timing, the investor or his or her financial adviser will be notified.

With respect to trades that occur through omnibus accounts at intermediaries, such as broker-dealers and third party administrators, the Fund requires all such intermediaries to agree to cooperate in identifying and restricting market timers in accordance with the Fund’s policies and will periodically request customer trading activity in the omnibus accounts based on certain criteria established by the Fund. There is no assurance that the Fund will request such information with sufficient frequency to detect or deter excessive trading or that review of such information will be sufficient to detect or deter excessive trading in omnibus accounts effectively.

Although the Fund will use reasonable efforts to prevent market timing activities in the Fund’s shares, there can be no assurances that these efforts will be successful. As some investors may use various strategies to disguise their trading practices, the Fund’s ability to detect frequent trading activities by investors that hold shares through financial intermediaries may be limited by the ability and/or willingness of such intermediaries to monitor for these activities.

For further details, contact Account Assistance.

Unauthorized Telephone Requests

Like most financial organizations, Van Eck, the Fund and DST may only be liable for losses resulting from unauthorized transactions if reasonable procedures designed to verify the caller’s identity and authority to act on the account are not followed.

If you do not want to authorize the Telephone Exchange or Redemption privilege on your eligible account, you must refuse it on the Account Application, broker/agent settlement instructions, or by written notice to DST. Van Eck, the Fund, and DST reserve the right to reject a telephone redemption, exchange, or other request without prior notice either during or after the call. For further details, contact Account Assistance.

AUTOMATIC SERVICES

Automatic Investment Plan

You may authorize DST to periodically withdraw a specified dollar amount from your bank account and buy shares in your Fund account. For further details and to request an Application, contact Account Assistance.

Automatic Exchange Plan

You may authorize DST to periodically exchange a specified dollar amount for your account from one Fund to another Fund. Class C shares are not eligible. For further details and to request an Application, contact Account Assistance.

Automatic Withdrawal Plan

You may authorize DST to periodically withdraw (redeem) a specified dollar amount from your Fund account and mail a check to you for the proceeds. Your Fund account must be valued at $10,000 or more at the current offering price to establish the Plan. Class C shares are not eligible except for automatic withdrawals for the purpose of retirement account distributions. For further details and to request an Application, contact Account Assistance.

MINIMUM PURCHASE

Each class can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services.

For Class A, Class C and Class Y shares, an initial purchase of $1,000 and subsequent purchases of $100 or more are required for non-retirement accounts. There are no purchase minimums for any retirement or pension plan account, for any account using the Automatic Investment Plan, or for any other periodic purchase program. Minimums may be waived for initial and subsequent purchases through “wrap fee” and similar programs offered without a sales charge by certain financial institutions and third-party recordkeepers and/or administrators.

For Class I shares, an initial purchase by an eligible investor of $1 million is required. The minimum initial investment requirement may be waived or aggregated among investors, in the Adviser’s discretion, for investors in certain fee-based,

SHAREHOLDER INFORMATION (continued)

wrap or other no-load investment programs, and for an eligible Employer-Sponsored Retirement Plan with plan assets of $3 million or more, sponsored by financial intermediaries that have entered into a Class I agreement with Van Eck, as well as for other categories of investors. An “Employer-Sponsored Retirement Plan” includes (a) an employer sponsored pension or profit sharing plan that qualifies (a “Qualified Plan”) under section 401(a) of the Internal Revenue Code of 1986, as amended (the “Code”), including Code section 401(k), money purchase pension, profit sharing and defined benefit plans; (b) an ERISA-covered 403(b) plan; and (c) certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer-sponsored IRAs. In addition, members of the Boards of Trustees of Van Eck Funds and Van Eck VIP Trust and each officer, director and employee of Van Eck may purchase Class I shares without being subject to the $1 million minimum initial investment requirement. There are no minimum investment requirements for subsequent purchases to existing accounts. To be eligible to purchase Class I shares, you must also qualify as specified in “How to Choose a Class of Shares.”

ACCOUNT VALUE AND REDEMPTION

If the value of your account falls below $1,000 for Class A, Class C and Class Y shares and below $500,000 for Class I shares after the initial purchase, the Fund reserves the right to redeem your shares after 30 days notice to you. This does not apply to accounts exempt from purchase minimums as described above.

HOW FUND SHARES ARE PRICED

The Fund buys or sells its shares at its net asset value, or NAV, per share next determined after receipt of a purchase or redemption plus any applicable sales charge. The Fund calculates its NAV every day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE, which is normally 4:00 p.m. Eastern Time.

You may enter a buy or sell order when the NYSE is closed for weekends or holidays. If that happens, your price will be the NAV calculated as of the close of the next regular trading session of the NYSE. The Fund may invest in certain securities which are listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem shares.

The Fund’s investments are generally valued based on market quotations which may be based on quotes obtained from a quotation reporting system, established market makers, broker dealers or by an outside independent pricing service. When market quotations are not readily available for a portfolio security, or in the opinion of the Adviser do not reflect the security’s value, the Fund will use the security’s “fair value” as determined in good faith in accordance with the Fund’s Fair Value Pricing Procedures, which have been approved by the Board of Trustees. As a general principle, the current fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. The Fund’s Pricing Committee, whose members are selected by the senior management of the Adviser, is responsible for recommending fair value procedures to the Board of Trustees and for administering the process used to arrive at fair value prices.

Factors that may cause the Fund to use the fair value of a portfolio security to calculate the Fund’s NAV include, but are not limited to: (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is limited or suspended and not resumed prior to the time at which the Fund calculates its NAV, (3) the market for the relevant security is thin, or the price is “stale” (e.g., because its price doesn’t change in five consecutive business days), (4) the Adviser determines that a market quotation is inaccurate, for example, because price movements are highly volatile and cannot be verified by a reliable alternative pricing source, or (5) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time at which the Fund calculates its NAV.

In determining the fair value of securities, the Pricing Committee will consider, among other factors, the fundamental analytical data relating to the security, the nature and duration of any restrictions on disposition of the security, and the forces influencing the market in which the security is traded.

Foreign securities in which the Fund invests may be traded in markets that close before the time that the Fund calculates its NAV. Foreign securities are normally priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Adviser’s determination of the impact of events, such as a significant movement in the U.S. markets occurring subsequent to the close of such markets but prior to the time at which the Fund calculates its NAV. In such cases, the Pricing Committee will apply a fair valuation formula to all foreign securities based on the Committee’s determination of the effect of the U.S. significant event with respect to each local market.

Certain of the Fund’s portfolio securities are valued by an outside pricing service approved by the Board of Trustees. The pricing service may utilize an automated system incorporating a model based on multiple parameters, including a security’s local closing price (in the case of foreign securities), relevant general and sector indices, currency fluctuations, and trading in depository receipts and futures, if applicable, and/or research evaluations by its staff, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. Because of the inherent uncertainty in fair valuations, and the various factors considered in determining value pursuant to the Fund’s fair value procedures, there can be significant deviations between a fair value price at which a portfolio security is being carried and the price at which it is purchased or sold. Furthermore, changes in the fair valuation of portfolio securities may be less frequent, and of greater magnitude, than changes in the price of portfolio securities valued by an independent pricing service, or based on market quotations.

2. HOW TO CHOOSE A CLASS OF SHARES

The Fund offers four classes of shares with different sales charges and 12b-1 fee schedules, designed to provide you with different purchase options according to your investment needs. Class A and Class C shares are offered to the general public and differ in terms of sales charges and ongoing expenses. Shares of the Money Fund are not available for exchange with Class C, Class I or Class Y shares. Class C shares automatically convert to Class A shares eight years after each individual purchase. Class I shares are offered to eligible investors primarily through certain financial intermediaries that have entered into a Class I Agreement with Van Eck. The Fund reserves the right to accept direct investments by eligible investors. Class Y shares are offered only to investors through “wrap fee” and similar programs offered without a sales charge by certain financial intermediaries and third-party recordkeepers and/or administrators that have entered into a Class Y agreement with Van Eck.

■

CLASS A Shares are offered at net asset value plus an initial sales charge at time of purchase of up to 5.75% of the public offering price. The initial sales charge is reduced for purchases of $25,000 or more. For further information regarding sales charges, breakpoints and other discounts, please see below. The 12b-1 fee is 0.25% annually.

■

CLASS C Shares are offered at net asset value with no initial sales charge, but are subject to a contingent deferred redemption charge (“CDRC”) of 1.00% on all redemptions during the first 12 months after purchase. The CDRC may be waived under certain circumstances; please see “Telephone Exchange” and below. The 12b-1 fee is 1.00% annually.

■

CLASS I Shares are offered with no sales charges on purchases, no CDRC, and no 12b-1 fee. To be eligible to purchase Class I (Institutional) shares, you must be an eligible investor that is making or has made a minimum initial investment of at least $1 million (which may be reduced or waived under certain circumstances) in Class I shares of the Fund. Eligible investors in Class I shares include corporations, foundations, family offices and other institutional organizations; high net worth individuals; or a bank, trust company or similar institution investing for its own account or for the account of a client when such institution has entered into a Class I agreement with Van Eck and makes Class I shares available to the client’s program or plan.

■

CLASS Y Shares are offered with no sales charges on purchases, no CDRC, and no 12b-1 fee. To be eligible to purchase Class Y shares, you must be an eligible investor in a “wrap-fee” or other fee-based program, including an Employer-Sponsored Retirement Plan, offered through a financial intermediary that has entered into a Class Y Agreement with Van Eck, and makes Class Y shares available to that program or plan. An “Employer-Sponsored Retirement Plan” includes (a) an employer sponsored pension or profit sharing plan that qualifies (a “Qualified Plan”) under section 401(a) of the Internal Revenue Code of 1986, as amended (the “Code”), including Code section 401(k), money purchase pension, profit sharing and defined benefit plans; (b) an ERISA-covered 403(b) plan; and (c) certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer-sponsored IRAs.

Financial intermediaries may offer their clients more than one class of shares of the Fund. Shareholders who own shares of one class of a Fund and who are eligible to invest in another class of the same Fund may be eligible to convert their shares from one class to the other. For additional information, please contact your financial intermediary or see “Class Conversions” in the SAI. Investors should consider carefully the Fund’s share class expenses and applicable sales charges and fees plus any separate transaction and other fees charged by such intermediaries in connection with investing in each available share class before selecting a share class. It is the responsibility of the financial intermediary and the investor to choose the proper share class and notify DST or Van Eck of that share class at the time of each purchase. More

SHAREHOLDER INFORMATION (continued)

information regarding share class eligibility is available in the “How to Buy, Sell, Exchange, or Transfer Shares” section of the Prospectus and in “Purchase of Shares” in the SAI.

3. SALES CHARGES

Unless you are eligible for a waiver, the public offering price you pay when you buy Class A shares of the Fund is the net asset value (NAV) of the shares plus an initial sales charge. The initial sales charge varies depending upon the size of your purchase, as set forth below. No sales charge is imposed where Class A or Class C shares are issued to you pursuant to the automatic investment of income dividends or capital gains distribution. It is the responsibility of the financial intermediary to ensure that the investor obtains the proper “breakpoint” discount. Class C, Class I and Class Y do not have an initial sales charge; however, Class A does charge a contingent deferred sales charge and Class C does charge a contingent deferred redemption charge as set forth below.

Class A Shares Sales Charges
Dollar Amount of Purchase	Sales Charge as a Percentage of		Percentage to Brokers or Agents[1]
	Offering Price	Net Amount Invested

Less than $25,000	5.75%	6.10%	5.00%
$25,000 to less than $50,000	5.00%	5.30%	4.25%
$50,000 to less than $100,000	4.50%	4.70%	3.90%
$100,000 to less than $250,000	3.00%	3.10%	2.60%
$250,000 to less than $500,000	2.50%	2.60%	2.20%
$500,000 to less than $1,000,000	2.00%	2.00%	1.75%
$1,000,000 and over	None[2]

[1]	Brokers or Agents who receive substantially all of the sales charge for shares they sell may be deemed to be statutory underwriters.

[2]

The Distributor may pay a Finder’s Fee of 1.00% to eligible brokers and agents on qualified commissionable shares purchased at or above the $1 million breakpoint level. Such shares may be subject to a 1.00% contingent deferred sales charge if redeemed within one year from the date of purchase. For additional information, see “Contingent Deferred Sales Charge for Class A Shares” below or contact the Distributor or your financial intermediary.

Class C Shares Sales Charges
Year Since Purchase	Contingent Deferred Redemption Charge (CDRC)†

First	1.00% of the lesser of NAV or purchase price
Second and thereafter	None

Class C Broker/Agent Compensation: 1.00% (0.75 of 1.00% distribution fee and 0.25 of 1.00% service fee) of the amount purchased at time of investment.

†	Shares will be redeemed in the following order: (1) shares not subject to the CDRC (dividend reinvestment, etc.), (2) first in, first out.

CONTINGENT DEFERRED SALES CHARGE FOR CLASS A SHARES

Class A shares purchased at or above the $1 million breakpoint in accordance with the sales load schedule identified above (referred to as “commissionable” shares) that are redeemed within one year of purchase will be subject to a contingent deferred sales charge (“CDSC”) in the amount of 1.00% of the lesser of the current value of the shares redeemed or the original purchase price of such shares. The CDSC will be paid to the Distributor as reimbursement for any Finder’s Fee previously paid by the Distributor to an eligible broker or agent at the time the commissionable shares were purchased and may be waived by the Distributor if the original purchase did not result in the payment of a Finder’s Fee. For purposes of calculating the CDSC, shares will be redeemed in the following order: (1) first shares that are not subject to the CDSC (e.g., dividend reinvestment shares and other non-commissionable shares) and (2) then other shares on a first in, first out basis. A CDSC will not be charged in connection with an exchange of Class A shares into Class A shares (including the Money Fund) of another Van Eck Fund; however, the shares received upon an exchange will be subject to the CDSC if they are subsequently redeemed within one year of the date of the original purchase (subject to the same terms and conditions described above). For further details regarding eligibility for the $1 million breakpoint, please see Section 3. “Sales Charges—Reduced or Waived Sales Charges” below.

REDUCED OR WAIVED SALES CHARGES

You may qualify for a reduced or waived sales charge as stated below, or under other appropriate circumstances. You (or your broker or agent) must notify DST or Van Eck at the time of each purchase or redemption whenever a reduced or waived sales charge is applicable. The term “purchase” refers to a single purchase by an individual (including spouse and children under age 21), corporation, partnership, trustee, or other fiduciary for a single trust, estate, or fiduciary account. For further details, see the SAI. The value of shares owned by an individual in Class A and Class C of each of the Van Eck Funds may be combined for a reduced sales charge in Class A shares only. (The Money Fund cannot be combined for a reduced sales charge in Class A shares.)

In order to obtain a reduced sales charge (i.e., breakpoint discount) or to meet an eligibility minimum, it will be necessary at the time of purchase for you to inform your broker or agent (or DST or Van Eck), of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoints or eligibility minimums.

The Fund makes available information regarding applicable sales loads, breakpoint discounts, reduced or waived sales charges and eligibility minimums, on their website at vaneck.com, free of charge.

FOR CLASS A SHARES

Right of Accumulation

When you buy shares, the amount you purchase will be combined with the value, at current offering price, of any existing Fund shares you own. This total will determine the sales charge level for which you qualify.

Combined Purchases

The combined amounts of your multiple purchases in the Fund on a single day determines the sales charge level for which you qualify.

Letter of Intent

If you plan to make purchases in the Fund within a 13 month period that total an amount equal to a reduced sales charge level, you can establish a Letter of Intent (LOI) for that amount. Under the LOI, your initial and subsequent purchases during that period receive the sales charge level applicable to that total amount. For escrow provisions and details, see the Application and the SAI.

Persons Affiliated with Van Eck

Trustees, officers, and full-time employees (and their families) of the Fund, Adviser or Distributor may buy without a sales charge. Also, employees (and their spouses and children under age 21) of a brokerage firm or bank that has a selling agreement with Van Eck, and other affiliates and agents, may buy without a sales charge.

Load-waived Programs Through Financial Intermediaries

Financial intermediaries may offer shares without a sales charge if they: (i) are compensated by their clients on a fee-only basis, including but not limited to Investment Advisors, Financial Planners, and Bank Trust Departments; or (ii) have entered into an agreement with Van Eck to offer Class A shares at net asset value through a no- load network or platform, or through a self-directed investment brokerage account program that may or may not charge a transaction fee to its clients.

Foreign Financial Institutions

Certain foreign financial institutions that have international selling agreements with Van Eck may buy shares with a reduced or waived sales charge for their omnibus accounts on behalf of foreign investors. Shareholders who purchase shares through a foreign financial institution at a fixed breakpoint may pay a greater or lesser sales charge than if they purchased directly through a U.S. dealer.

Institutional Retirement Programs

Certain financial institutions and third-party recordkeepers and/or administrators who have agreements with Van Eck to offer Class A shares at net asset value may buy shares without a sales charge for their accounts on behalf of investors in retirement plans and deferred compensation plans.

Buy-back Privilege

You have the right, once a year, to reinvest proceeds of a redemption from Class A shares of a Fund into that Fund or Class A shares of another Fund within 30 days without a sales charge (excluding the Money Fund). If you invest into the same Fund within 30 days before or after you redeem your shares at a loss, the “wash sale” rules apply to disallow for tax purposes a loss realized upon redemption.

SHAREHOLDER INFORMATION (continued)

FOR CLASS C SHARES

Death or Disability

The CDRC may be waived upon (1) death or (2) disability as defined by the Internal Revenue Code.

Certain Retirement Distributions

The CDRC may be waived for lump sum or other distributions from IRA, Qualified (Pension and Profit Sharing) Plans, and 403(b) accounts following retirement or at age 70 1/2. It is also waived for distributions from qualified pension or profit sharing plans after employment termination after age 55. In addition, it is waived for shares redeemed as a tax-free return of an excess contribution.

Automatic Conversion Feature

After eight years, Class C shares of each of the Funds will convert automatically to Class A shares of the respective Fund with no initial sales charge. The eight-year period runs from the last day of the month in which the shares were purchased, or in the case of Class C shares acquired through an exchange, from the last day of the month in which the original Class C shares were purchased. Class C shares held for eight years are converted to Class A shares on the fifth calendar day of the month following their eight-year anniversary (or the next business day thereafter if the fifth is a non-business day).

FOR CLASS I AND CLASS Y SHARES

No initial sales charge, or CDRC fee is imposed on Class I or Class Y shares. Class I and Class Y are no-load share classes.

4. HOUSEHOLDING OF REPORTS AND PROSPECTUSES

If more than one member of your household is a shareholder of any of the funds in the Van Eck Family of Funds, regulations allow us, subject to certain requirements, to deliver single copies of your shareholder reports, prospectuses and prospectus supplements to a shared address for multiple shareholders. For example, a husband and wife with separate accounts in the same fund who have the same shared address generally receive two separate envelopes containing the same report or prospectus. Under the system, known as “householding,” only one envelope containing one copy of the same report or prospectus will be mailed to the shared address for the household. You may benefit from this system in two ways, a reduction in mail you receive and a reduction in fund expenses due to lower fund printing and mailing costs. However, if you prefer to continue to receive separate shareholder reports and prospectuses for each shareholder living in your household now or at any time in the future, please call Account Assistance at 800-544-4653.

5. RETIREMENT PLANS

Fund shares may be invested in tax-advantaged retirement plans sponsored by Van Eck or other financial organizations. Retirement plans sponsored by Van Eck use State Street Bank and Trust Company as custodian and must receive investments directly by check or wire using the appropriate Van Eck retirement plan application. Confirmed trades through a broker or agent cannot be accepted. To obtain applications and helpful information on Van Eck retirement plans, contact your broker or agent or Account Assistance.

Retirement Plans Sponsored by Van Eck:

Traditional IRA

Roth IRA

SEP IRA

Qualified (Pension and Profit Sharing) Plans

6. FEDERAL INCOME TAXES

TAXATION OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS YOU RECEIVE

For tax-reportable accounts, dividends and capital gains distributions are normally taxable even if they are reinvested. Certain dividends are treated as qualified dividend income, taxable at long-term capital gain rates. Other dividends and short-term capital gains are taxed as ordinary income. Long-term capital gains are taxed at long- term capital gain rates. Tax laws and regulations are subject to change.

TAXATION OF SHARES YOU SELL

For tax-reportable accounts, when you redeem your shares you may incur a capital gain or loss on the proceeds. The amount of gain or loss, if any, is the difference between the amount you paid for your shares (including reinvested dividends and capital gains distributions) and the amount you receive from your redemption. Be sure to keep your regular statements; they contain the information necessary to calculate the capital gain or loss. An exchange of shares from one Fund to another will be treated as a sale and purchase of Fund shares. It is therefore a taxable event.

COST BASIS REPORTING

As required by law, for shares purchased on and after January 1, 2012 in accounts eligible for 1099-B tax reporting by Van Eck Funds for which tax basis information is available (“covered shares”), the Van Eck Funds will provide cost basis information to you and the Internal Revenue Service (“IRS”) for shares using the IRS Tax Form 1099-B. Generally, cost basis is the dollar amount paid to purchase shares, including purchases of shares made by reinvestment of dividends and capital gains distributions, adjusted for various items, such as sales charges and transaction fees, wash sales, and returns of capital.

The cost basis of your shares will be calculated using the Fund’s default cost basis method of Average Cost, and the Fund will deplete your oldest shares first, unless you instruct the Fund to use a different cost basis method. You may elect the cost basis method that best fits your specific tax situation using Van Eck’s Cost Basis Election Form. It is important that any such election be received in writing from you by the Van Eck Funds before you redeem any covered shares since the cost basis in effect at the time of redemption, as required by law, will be reported to you and the IRS. Particularly, any election or revocation of the Average Cost method must be received in writing by the Van Eck Funds before you redeem covered shares. The Van Eck Funds will process any of your future redemptions by depleting your oldest shares first (FIFO). If you elect a cost basis method other than Average Cost, the method you chose will not be utilized until shares held prior to January 1, 2012 are liquidated. Cost basis reporting for non-covered shares will be calculated and reported separately from covered shares. You should carefully review the cost basis information provided by the Fund and make any additional cost basis, holding period, or other adjustments that are required when reporting these amounts on your federal, state, and local income tax returns. For tax advice specific to your situation, please contact your tax advisor and visit the IRS website at IRS.gov. The Van Eck Funds cannot and do not provide any advice, including tax advice.

To obtain Van Eck’s Cost Basis Election Form and to learn more about the cost basis elections offered by the Van Eck Funds, please go to our website at vaneck.com or call Van Eck Account Services at 800-544-4653.

NON-RESIDENT ALIENS

Dividends and short-term capital gains, if any, paid to non-resident aliens generally are subject to the maximum withholding tax (or lower tax treaty rates for certain countries). The IRS considers these dividends U.S. source income. Currently, the Fund is not required to withhold tax from distributions of long-term capital gains or redemption proceeds if non-resident alien status is properly certified.

7. DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

Dividends and capital gains distributions are generally declared and paid annually in December. See your tax adviser for details. Short-term capital gains are treated like dividends and follow that schedule. Occasionally, a dividend and/or capital gain distribution may be made outside of the normal schedule.

Dividends and Capital Gains Distribution Schedule
Fund	Dividends and Short-Term Capital Gains	Distribution of Long-Term Capital Gains

Multi-Manager Alternatives Fund	December	December

Dividends and Capital Gains Distributions Reinvestment Plan

Dividends and/or distributions are automatically reinvested into your account without a sales charge, unless you elect a cash payment. You may elect cash payment either on your original Account Application, or by calling Account Assistance at 800-544-4653.

Divmove

You can have your cash dividends from a Class A Fund automatically invested in Class A shares of another Van Eck Fund. Cash dividends are invested on the payable date, without a sales charge. For details and an Application, call Account Assistance.

SHAREHOLDER INFORMATION (continued)

8. MANAGEMENT OF THE FUND

INVESTMENT ADVISER
AND ADMINISTRATOR
Van Eck Absolute Return Advisers Corporation
335 Madison Avenue
New York, NY 10017
manages investment
operations of the Fund.
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
[ ]
provides independent
audit services, and advice with
respect to financial
information in the Trust's
filings with the Securities
and Exchange Commission,
advises the Fund on
accounting and financial
reporting matters and prepares
the Fund's tax returns.
COUNSEL
Goodwin Procter LLP
Exchange Place
Boston, MA 02109
provides legal advice to the
Trust and Independent Trustees.
THE TRUST
A Massachusetts
business trust consisting
of the Fund listed
in this prospectus.
The Board of Trustees
oversees the Fund's
business and affairs.
DISTRIBUTOR
Van Eck Securities Corporation
335 Madison Avenue
New York, NY 10017
distributes the Fund and is wholly
owned by the Adviser.
TRANSFER AGENT
DST Systems, Inc.
210 West 10th Street, 8th Floor
Kansas City, MO 64105
serves as the Fund's transfer agent.
CUSTODIAN
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111
holds Fund securities and settles trades.

INFORMATION ABOUT FUND MANAGEMENT

INVESTMENT ADVISER

Van Eck Absolute Return Advisers Corporation (the “Adviser”) is a wholly owned subsidiary of Van Eck Associates Corporation (“VEAC”) and is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940, as amended, and with the Commodity Futures Trading Commission as a Commodity Pool Operator and Commodity Trading Adviser under the Commodity Exchange Act of 1936, as amended. The Adviser also acts as adviser to other pooled investment vehicles.

VEAC owns 100% of the voting stock of the Adviser. John C. van Eck and members of his immediate family own 100% of the voting stock of VEAC. As of December 31, 2013, the Adviser’s assets under management were approximately $552.5 million.

Fees Paid To The Adviser: Pursuant to the Advisory Agreement, the Fund pays the Adviser a monthly fee at an annual rate of: (i) 1.00% of the Fund’s average daily net assets that are managed by the Adviser, and not by a Sub-Adviser, and that are invested in Underlying Funds; and (ii) 1.60% of the Fund’s average daily net assets with respect to all other assets of the Fund. This includes fees paid to the Adviser for accounting and administrative services and the fees of the Sub-Advisers. For purposes of calculating the advisory fee for the Fund, a wholly-owned subsidiary of the Fund, such as the Subsidiary, is not considered to be an “Underlying Fund.” In addition, the net assets of the Fund include the value of the Fund’s interest in the Subsidiary. The Subsidiary does not pay the Adviser a fee for managing the Subsidiary’s portfolio.

The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes and extraordinary expenses) from exceeding 2.40% for Class A, 3.15% for Class C, 1.95% for Class I, and 2.00% for Class Y of the Fund’s average daily net assets per year until May 1, 2015. During such time, the expense limitation is expected to continue until the Board of Trustees acts to discontinue all or a portion of such expense limitation. To minimize the duplication of fees, the Adviser has agreed to waive the management fee it charges to the Fund by any amount it collects as a management fee from an Underlying Fund managed by the Adviser, as a result of an investment of the Fund’s assets in such Underlying Fund.

The Adviser also has agreed to waive fees and/or pay expenses for the Fund to the extent necessary to prevent the operating expenses of the Fund’s Class Y shares from exceeding the operating expenses of the Fund’s Class A shares.

For the Fund’s most recent fiscal year, the advisory fee paid to the Adviser was as follows:

Van Eck Funds	As a % of average daily net assets

Multi-Manager Alternatives Fund	%

The fee the Fund pays the Adviser is higher than fees typically paid by other mutual funds. This higher fee is attributable in part to the higher expenses and the specialized skills associated with managing alternative investment strategies associated with absolute return target objectives.

A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement and sub-advisory agreements is available in the Fund’s semi-annual and annual reports to shareholders for the periods ended June 30, 2013 and December 31, 2013, respectively.

PORTFOLIO MANAGERS AND INVESTMENT COMMITTEE MEMBERS

MULTI-MANAGER ALTERNATIVES FUND

Portfolio Managers
The portfolio managers are responsible for the day-to-day portfolio management of the Fund and oversee all investment research and decisions related to fund portfolio strategy and allocations.

Stephen H. Scott
Co-Portfolio Manager/Investment Committee Co-Chair

Stephen H. Scott has been employed at the Adviser since July 2009. As a member of the Adviser’s investment committee for the Fund, he is responsible for management, research, due diligence, manager selection and asset allocation for the Fund and for the Van Eck VIP Multi-Manager Alternatives Fund, a series of the Van Eck VIP Trust. Mr. Scott was a founding member and principal of Explorer Alternative Management LLC, a hedge fund manager search and selection firm. He was also a founding member and the general partner of the Pinnacle Fund, a multi-manager investment limited

SHAREHOLDER INFORMATION (continued)

partnership. Subsequent to the acquisition of Pinnacle, he formed Highlander Partners LLC in 1998 and served as the managing general partner of The Highlander Fund and the Highlander Opportunity Fund LP. Mr. Scott entered the securities industry with member firm trading partnerships on the American Stock Exchange. In 1992, he joined Merrill Lynch & Co., as a registered investment adviser. Mr. Scott earned a Bachelor of Science degree in Administration from the University of Florida.

Jan F. van Eck
Co-Portfolio Manager/Investment Committee Co-Chair

Jan F. van Eck has been the President of the Adviser since October 2010, Director and Owner of the Adviser since July 1993 (and of its predecessor since January 1985) and Executive Vice President from January 1985 to October 2010; Director since November 1985 and President since October 2010 of Van Eck Securities Corporation; Executive Vice President of Van Eck Securities Corporation from June 1991 to October 2010 and additionally Chief Compliance Officer from April 2005 to August 2008; Trustee of Market Vectors ETF Trust since May 2006, President and Chief Executive Officer since March 2009; President and Director of Van Eck Absolute Return Advisers Corporation since May 1997; President and Chief Executive Officer of Van Eck Funds and Van Eck VIP Trust since October 2010. Mr. van Eck has been registered as a principal with the NFA since August 21, 1997. He has created a variety of international and hard assets investment funds and strategies and initiated Van Eck’s ETF business in 2006. He is also Co-Portfolio Manager of the Van Eck VIP Multi-Manager Alternatives Fund, a series of Van Eck VIP Trust, and co-Chair of the Adviser’s investment committee for the Fund and the Van Eck VIP Multi-Manager Alternatives Fund. Mr. van Eck has a J.D. from Stanford University and he graduated Phi Beta Kappa from Williams College with a major in Economics.

The SAI provides additional information about the above Portfolio Managers, their compensation, other accounts they manage and their securities ownership in the Fund.

Investment Committee Member

The member of the Adviser’s investment committee for the Fund conducts ongoing investment research and analysis.

Michael F. Mazier
Investment Committee Member

Michael F. Mazier has been employed by the Adviser since 2007. Prior to joining the Adviser, Mr. Mazier served as a bond analyst in the Fixed Income Research department of Morgan Stanley. He was also Vice President at Merrill Lynch Global Research Department, where he covered closed-end funds. Mr. Mazier serves as the portfolio manager of various portfolios of the Market Vectors ETF Trust and as an investment team member of the Van Eck VIP Multi-Manager Alternatives Fund, a series of the Van Eck VIP Trust. Mr. Mazier graduated from Syracuse University in 1983 with a Bachelor of Science majoring in Electrical Engineering; graduated from Villanova University in 1986 with a Master of Science in Computer Engineering; and graduated from Columbia Business School in 1990 with a Master of Business Administration.

SUB-ADVISERS

The Adviser has entered into sub-advisory agreements with respect to the Fund with the following Sub-Advisers, one or more of which may be selected from time to time by the Adviser, to manage a portion of the Fund’s assets.

Coe Capital Management, LLC (“Coe Capital”), 9 Parkway North, Suite 325, Deerfield, Illinois 60015, is an SEC registered investment adviser. As of December 31, 2013, assets under management were approximately $[  ] million. With respect to the Fund, Coe Capital employs a long/short equity strategy.

Dix Hills Partners, LLC (“Dix Hills”), 50 Jericho Quadrangle, Suite 117, Jericho, New York 11753, is an SEC registered investment adviser and has a variety of interest rate anticipation strategies driven from its proprietary forecasting frameworks. As of December 31, 2013, assets under management were approximately $[  ] million. With respect to the Fund, Dix Hills employs a long/short fixed income strategy focusing on Treasury bonds of various maturities.

Horizon Asset Management LLC (“Horizon”), 470 Park Avenue South, New York, NY 10016, is an SEC registered investment adviser and subsidiary of Horizon Kinetics LLC (“Horizon Kinetics”). As of December 31, 2013, assets under management were approximately $[  ] billion. With respect to the Fund, Horizon employs an opportunistic strategy.

Millrace Asset Group, Inc. (“Millrace”), 1205 Westlakes Drive, Suite 375, Berwyn, Pennsylvania 19312, is an SEC registered investment adviser. As of December 31, 2013, assets under management were approximately $[  ] million. With respect to the Fund, Millrace employs a long/short equity strategy.

RiverPark Advisors, LLC (“RiverPark”), 156 West 56th Street, 17th Floor, New York, New York 10019, is an SEC registered investment adviser. As of December 31, 2013, assets under management were approximately $[  ] billion. With respect to the Fund, RiverPark employs a long/short equity strategy.

SW Asset Management, LLC (“SW”), 23 Corporate Plaza Drive, Suite 130, Newport Beach, California 92660, is an SEC registered investment adviser. As of December 31, 2013, assets under management were approximately $[  ] million. With respect to the Fund, SW employs a long/short credit strategy.

Tiburon Capital Management, LLC (“Tiburon”), 527 Madison Avenue, 6th Floor, New York, New York 10022, is an SEC registered investment adviser and a subsidiary of Gray & Company. As of December 31, 2013, assets under management were approximately $[  ] million. With respect to the Fund, Tiburon employs a long/short event-driven equity and fixed income strategy.

The Sub-Advisers will be engaged to manage the investments of the Fund according to the Fund’s investment objective, policies and limitations and any investment guidelines established by the Adviser and the Board of Trustees. The Adviser will pay the Sub-Advisers out of the advisory fee paid to the Adviser pursuant to the Advisory Agreement. The Fund is not responsible for the payment of the Sub-Advisory fee.

Sub-Advisers for the Fund are selected by reviewing a wide range of factors in evaluating each Sub-Adviser including, but not limited to, past investment performance during various market conditions, investment strategies and processes used, structures of portfolios and risk management procedures, reputation, experience and training of key personnel, correlation of performance results with other Sub-Advisers, assets under management and number of clients. The Adviser may, subject to the approval of the Board of Trustees, change Sub-Advisers engaged by the Adviser to conduct the investment programs of the Fund without shareholder approval, pursuant to an exemptive order granted by the SEC.

PLAN OF DISTRIBUTION (12b-1 PLAN)

The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act that allows the Fund to pay distribution fees for the sale and distribution of its shares. Of the amounts expended under the plan for the fiscal year ended December 31, 2013 for all Van Eck Funds, approximately  % was paid to Brokers and Agents who sold shares or serviced accounts of Fund shareholders. The remaining  % was retained by the Distributor to pay expenses such as printing and mailing prospectuses and sales material. Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Class I and Class Y shares do not have 12b-1 fees. For a complete description of the Plan of Distribution, please see “Plan of Distribution (12B-1 PLAN)” in the SAI.

Van Eck Funds Annual 12b-1 Schedule	Fee to Fund	Payment to Dealer

Multi-Manager Alternatives Fund-A	0.25%	0.25%
Multi-Manager Alternatives Fund-C	1.00%	1.00	%*

*	Class C payment to brokers or agents begins to accrue after the 12th month following the purchase trade date. Each purchase must age that long or there is no payment. Shares purchased due to the automatic reinvestment of dividends and capital gains distributions do not age and begin accruing 12b-1 fees immediately.

THE TRUST

For more information on the Van Eck Funds (the “Trust”), the Trustees and the Officers of the Trust, see “General Information,” “Description of the Trust” and “Trustees and Officers” in the SAI.

EXPENSES

The Fund bears all expenses of its operations other than those incurred by the Adviser or its affiliate under the Advisory and/or Administrative Agreement with the Trust. For a more complete description of Fund expenses, please see the SAI.

THE DISTRIBUTOR

Van Eck Securities Corporation, 335 Madison Avenue, New York, NY 10017 (the “Distributor”), a wholly owned subsidiary of VEAC, has entered into a Distribution Agreement with the Trust.

The Distributor generally sells and markets shares of the Fund through intermediaries, such as broker-dealers. The intermediaries selling the Fund’s shares are compensated from sales charges and from 12b-1 fees and/or shareholder services fees paid directly and indirectly by the Fund.

In addition, the Distributor may pay certain intermediaries, out of its own resources and not as an expense of the Fund, additional cash or non-cash compensation as an incentive to intermediaries to promote and sell shares of the Fund and other mutual funds distributed by the Distributor. These payments are commonly known as “revenue sharing”. The benefits that the Distributor may receive when it makes these payments include, among other things, placing the Fund on the

SHAREHOLDER INFORMATION (continued)

intermediary’s sales system and/or preferred or recommended fund list, offering the Fund through the intermediary’s advisory or other specialized programs, and/or access (in some cases on a preferential basis over other competitors) to individual members of the intermediary’s sales force. Such payments may also be used to compensate intermediaries for a variety of administrative and shareholders services relating to investments by their customers in the Fund.

The fees paid by the Distributor to intermediaries may be calculated based on the gross sales price of shares sold by an intermediary, the net asset value of shares held by the customers of the intermediary, or otherwise. These fees may, but are not normally expected to, exceed in the aggregate 0.50% of the average net assets of the fund attributable to a particular intermediary on an annual basis.

The Distributor may also provide intermediaries with additional cash and non-cash compensation, which may include financial assistance to intermediaries in connection with conferences, sales or training programs for their employees, seminars for the public and advertising campaigns, technical and systems support, attendance at sales meetings and reimbursement of ticket charges. In some instances, these incentives may be made available only to intermediaries whose representatives have sold or may sell a significant number of shares.

Intermediaries may receive different payments, based on a number of factors including, but not limited to, reputation in the industry, sales and asset retention rates, target markets, and customer relationships and quality of service. No one factor is determinative of the type or amount of additional compensation to be provided. Financial intermediaries that sell the Fund’s shares may also act as a broker or dealer in connection with execution of transactions for the Fund’s portfolio. The Fund and the Adviser have adopted procedures to ensure that the sales of the Fund’s shares by an intermediary will not affect the selection of brokers for execution of portfolio transactions.

Not all intermediaries are paid the same to sell mutual funds. Differences in compensation to intermediaries may create a financial interest for an intermediary to sell shares of a particular mutual fund, or the mutual funds of a particular family of mutual funds. Before purchasing shares of the Fund, you should ask your intermediary or its representative about the compensation in connection with the purchase of such shares, including any revenue sharing payments it receives from the Distributor.

V. FINANCIAL HIGHLIGHTS

The financial highlights tables that follow are intended to help you understand the Fund’s financial performance since the commencement of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by [             ], the Trust’s independent registered public accounting firm, whose report, along with the Fund’s financial statements are included in the Fund’s annual report, which is available upon request.

MULTI-MANAGER ALTERNATIVES FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

	Class A
	Year Ended December 31,
	2012	2011	2010	2009(a)
Net asset value, beginning of period	$8.97	$9.30	$9.00	$8.88

Income from investment operations:
Net investment loss	(0.18)	(0.17)	(0.09)	(0.04)
Net realized and unrealized gain (loss) on investments	0.30	(0.06)	0.51	0.16

Total from investment operations	0.12	(0.23)	0.42	0.12

Less dividends and distributions from:
Net investment income	(0.01)	(0.05)	(0.03)	—
Net realized gains	—	(0.05)	(0.09)	—

Total dividends and distributions	(0.01)	(0.10)	(0.12)	—

Net asset value, end of period	$9.08	$8.97	$9.30	$9.00

Total return (b)	1.38%	(2.38)%	4.67%	1.35	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$35,860	$41,271	$38,278	$14,907
Ratio of gross expenses to average net assets (e)	2.95%	2.52%	2.59%	3.03	%(d)
Ratio of net expenses to average net assets (e)	2.95%	2.52%	2.59%	2.56	%(d)
Ratio of net expenses, excluding dividends on securities sold short and interest expense, to average net assets (e)	2.30%	2.24%	2.28%	2.40	%(d)
Ratio of net investment loss to average net assets	(1.57)%	(1.94)%	(1.33)%	(1.13	)%(d)
Portfolio turnover rate	242%	249%	275%	75	%(c)

	Class C
	Period Ended December 31,
	2012(f)
Net asset value, beginning of period	$9.21

Income from investment operations:
Net investment loss	(0.01)
Net realized and unrealized loss on investments	(0.15)

Total from investment operations	(0.16)

Less distributions from:
Net investment income	(0.01)

Net asset value, end of period	$9.04

Total return (b)	(1.69	)%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$414
Ratio of gross expenses to average net assets (e)	42.99	%(d)
Ratio of net expenses to average net assets (e)	3.64	%(d)
Ratio of net expenses, excluding dividends on securities sold short and interest expense, to average net assets (e)	2.94	%(d)
Ratio of net investment loss to average net assets (e)	(0.65	)%(d)
Portfolio turnover rate	242	%(c)

(a)	For the period June 5, 2009 (commencement of operations) through December 31, 2009.

(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/ distributions or the redemption of Fund shares.

(c)	Not annualized

(d)	Annualized

(e)	The ratios presented do not reflect the Fund’s proportionate share of income and expenses from the Fund’s investments in underlying funds.

(f)	For the period April 30, 2012 (commencement of operations) through December 31, 2012.

	Class I
	Year Ended December 31,
	2012	2011	2010	2009(a)
Net asset value, beginning of period	$9.04	$9.33	$9.01	$8.88

Income from investment operations:
Net investment loss	(0.13)	(0.10)	(0.05)	(0.05)
Net realized and unrealized gain (loss) on investments	0.28	(0.09)	0.49	0.18

Total from investment operations	0.15	(0.19)	0.44	0.13

Less dividends and distributions from:
Net investment income	(0.01)	(0.05)	(0.03)	—
Net realized gains	—	(0.05)	(0.09)	—

Total dividends and distributions	(0.01)	(0.10)	(0.12)	—

Net asset value, end of period	$9.18	$9.04	$9.33	$9.01

Total return (b)	1.70%	(1.95)%	4.89%	1.46	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$11,180	$10,648	$6,651	$2,536
Ratio of gross expenses to average net assets (e)	2.81%	2.25%	2.35%	2.94	%(d)
Ratio of net expenses to average net assets (e)	2.60%	2.23%	2.31%	2.30	%(d)
Ratio of net expenses, excluding dividends on securities sold short and interest expense, to average net assets (e)	1.95%	1.95%	2.00%	2.15	%(d)
Ratio of net investment income (loss) to average net assets (e)	(1.17)%	(1.18)%	(1.05)%	0.89	%(d)
Portfolio turnover rate	242%	249%	275%	75	%(c)

	Class Y
	Year Ended December 31,
	2012	2011	2010(f)
Net asset value, beginning of period	$9.02	$9.32	$9.12
Income from investment operations:
Net investment loss	(0.03)	(0.06)	(0.03)
Net realized and unrealized gain (loss) on investments	0.19	(0.14)	0.35

Total from investment operations	0.16	(0.20)	0.32

Less dividends and distributions from:
Net investment income	(0.01)	(0.05)	(0.03)
Net realized gains	—	(0.05)	(0.09)

Total dividends and distributions	(0.01)	(0.10)	(0.12)
Net asset value, end of period	$9.17	$9.02	$9.32

Total return (b)	1.82%	(2.06)%	3.51	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$11,273	$6,232	$385
Ratio of gross expenses to average net assets (e)	3.09%	2.35%	2.28	%(d)
Ratio of net expenses to average net assets (e)	2.62%	2.28%	2.27	%(d)
Ratio of net expenses, excluding dividends on securities sold short and interest expense, to average net assets (e)	2.00%	2.00%	1.95	%(d)
Ratio of net investment loss to average net assets (e)	(1.07)%	(1.81)%	(1.48	)%(d)
Portfolio turnover rate	242%	249%	275	%(c)

(a)	For the period June 5, 2009 (commencement of operations) through December 31, 2009.

(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/ distributions or the redemption of Fund shares.

(c)	Not annualized

(d)	Annualized

(e)	The ratios presented do not reflect the Fund’s proportionate share of income and expenses from the Fund’s investments in underlying funds.

(f)	For the period April 30, 2010 (commencement of operations) through December 31, 2010.

For more detailed information, see the Statement of Additional Information (SAI), which is legally a part of and is incorporated by reference into this Prospectus.

Additional information about the investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

■

Call Van Eck at 800.826.1115, or visit the Van Eck Web site at vaneck.com to request, free of charge, the annual or semi-annual reports, the SAI, information regarding applicable sales loads, breakpoint discounts, reduced or waived sales charges and eligibility minimums, or other information about the Fund.

■

Information about the Fund (including the SAI) can also be reviewed and copied at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 202.551.8090.

■

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. In addition, copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Transfer Agent:
DST Systems, Inc.
P.O. Box 218407
Kansas City, Missouri 64121-8407

800.544.4653
vaneck.com

SEC REGISTRATION NUMBER: 811-04297	MMAPRO

VAN ECK FUNDS
STATEMENT OF ADDITIONAL INFORMATION

Dated May 1, 2014

MULTI-MANAGER ALTERNATIVES FUND
CLASS A: VMAAX / CLASS C: VMSCX / CLASS I: VMAIX / CLASS Y: VMAYX

This statement of additional information (“SAI”) is not a prospectus. It should be read in conjunction with the prospectus dated May 1, 2014 (the “Prospectus”) for Van Eck Funds (the “Trust”), relating to Multi-Manager Alternatives Fund (the “Fund”), as it may be revised from time to time. The audited financial statements of the Fund for the fiscal year ended December 31, 2013, are hereby incorporated by reference from the Fund’s Annual Report to shareholders. A copy of the Prospectus and Annual and Semi-Annual Reports for the Trust, relating to the Fund, may be obtained without charge by visiting the Van Eck website at vaneck.com, by calling toll-free 1.800.826.1115 or by writing to the Trust or Van Eck Securities Corporation, the Fund’s distributor (the “Distributor”). In addition, the current net asset value of Fund shares can be obtained by visiting the Van Eck website at vaneck.com. The Trust’s and the Distributor’s address is 335 Madison Avenue, 19th Floor, New York, New York 10017. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted.

STATEMENT OF ADDITIONAL INFORMATION
May 1, 2014

GENERAL INFORMATION

The Trust is an open-end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts on April 3, 1985.

The Trust currently consists of eight separate series: Emerging Markets Fund, Global Hard Assets Fund, International Investors Gold Fund, Unconstrained Emerging Markets Bond Fund and the Fund, all of which currently offer Class A, Class C, Class I and Class Y shares; CM Commodity Index Fund and Long/Short Equity Fund, which offer Class A, Class I and Class Y shares; and Low Volatility Enhanced Commodity Fund (formerly known as Long/Flat Commodity Index Fund) which has registered Class A, Class I and Class Y shares, but has not commenced operations as of the date of this SAI.

This SAI only pertains to the Fund. Shares of the other series of the Trust are offered in separate prospectuses and statements of additional information. The Board of Trustees of the Trust (the “Board”) has authority, without the necessity of a shareholder vote, to create additional series or funds, each of which may issue separate classes of shares.

The Fund is classified as a non-diversified fund under the Investment Company Act of 1940, as amended (the “1940 Act”). Van Eck Absolute Return Advisers Corporation (the “Adviser”) serves as investment adviser to the Fund.

INVESTMENT POLICIES AND RISKS

The Adviser seeks to achieve the Fund’s investment objective by pursuing a variety of alternative and non-traditional investment strategies. The Adviser may implement a particular investment strategy directly or may retain an investment sub-adviser (a “Sub-Adviser”) to implement the investment strategy. In addition, the Adviser may invest in: (i) affiliated and unaffiliated funds, including open-end and closed-end funds and exchange-traded funds (“ETFs” and, collectively with other funds, “Underlying Funds”); and (ii) exchange traded products (“Exchange Traded Products”), including ETFs and exchange-traded notes (“ETNs”), that employ a variety of investment strategies. The Adviser also may invest in a wholly-owned subsidiary of the Fund (the “Subsidiary”). The Adviser is responsible for determining the allocation of the Fund’s assets among the various investment strategies.

The following is additional information regarding the investment policies and strategies used by the Fund in attempting to achieve its objective, and should be read with the sections of the Fund’s Prospectus titled “Fund summary information – Principal Investment Strategies”, “Fund summary information – Principal Risks” and “Investment objective, strategies, policies, risks and other information”.

Appendix B to this SAI contains an explanation of the rating categories of Moody’s Investors Service Inc. (“Moody’s”) and Standard & Poor’s Corporation (“S&P”) relating to the fixed-income securities and preferred stocks in which the Fund may invest.

EVALUATION AND SELECTION OF SUB-ADVISERS

The Adviser determines what portion of the Fund’s assets to allocate among the various Sub-Advisers. The Adviser has ultimate responsibility, subject to the oversight of the Board, to oversee the Sub-Advisers, and to recommend their hiring, termination and replacement. The Adviser may hire and terminate Sub-Advisers in accordance with the terms of an exemptive order obtained by the Fund and the Adviser from the Securities and Exchange Commission (“SEC”), under which the Adviser is permitted, subject to supervision and approval of the Board, to enter into and materially amend sub-advisory agreements without seeking shareholder approval. The Adviser will furnish shareholders of the Fund with information regarding a new Sub-Adviser within 90 days of the hiring of the new Sub-Adviser.

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The Adviser conducts a due diligence process for selecting Sub-Advisers for the Fund by reviewing a wide range of factors for each Sub-Adviser including, but not limited to, past investment performance during various market conditions, investment strategies and processes used, structures of portfolios and risk management procedures, reputation, experience and training of key personnel, correlation of results with other Sub-Advisers, assets under management and number of clients.

As part of the due diligence process, the Adviser reviews information from its own as well as from outside sources, including third party providers and consultants. The Adviser uses the services of independent third parties to conduct a comprehensive review of each Sub-Adviser, its investment process and organization and to conduct interviews of key personnel of each Sub-Adviser as well as interviews with third party references and industry sources.

The Adviser regularly evaluates each Sub-Adviser to determine whether its investment program is consistent with the investment objective of the Fund and whether its investment performance is satisfactory.

ARBITRAGE TRADING

The Fund may engage in transactions that attempt to exploit price differences of identical, related or similar securities on different markets or in different forms. The underlying relationships between securities in which the Fund takes investment positions may change in an adverse manner, in which case the Fund may realize losses.

Merger Arbitrage

Although a variety of strategies may be employed depending upon the nature of the reorganizations selected for investment, the most common merger arbitrage activity involves purchasing the shares of an announced acquisition target at a discount from the expected value of such shares upon completion of the acquisition. The size of the discount, or spread, and whether the potential reward justifies the potential risk, are functions of numerous factors affecting the riskiness and timing of the acquisition. Such factors include the status of the negotiations between the two companies (for example, spreads typically narrow as the parties advance from an agreement in principle to a definitive agreement), the complexity of the transaction, the number of regulatory approvals required, the likelihood of government intervention on antitrust or other grounds, the type of consideration to be received and the possibility of competing offers for the target company. The expected timing of each transaction is also extremely important since the length of time that the Fund’s capital must be committed to any given reorganization will affect the rate of return realized by the Fund, and delays can substantially reduce such returns.

ASSET-BACKED SECURITIES

The Fund may invest in asset-backed securities. Asset-backed securities, directly or indirectly, represent interests in, or are secured by and payable from, pools of consumer loans (generally unrelated to mortgage loans) and most often are structured as pass-through securities. Interest and principal payments ultimately depend on payment of the underlying loans, although the securities may be supported by letters of credit or other credit enhancements. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing the credit enhancement.

Asset-backed securities are subject to certain risks. These risks generally arise out of the security interest in the assets collateralizing the security. For example, credit card receivables are generally unsecured and the debtors are entitled to a number of protections from the state and through federal consumer laws, many of which give the debtor the right to offset certain amounts of credit card debts and thereby reducing the amounts due.

5

BELOW INVESTMENT GRADE SECURITIES

Investments in securities rated below investment grade that are eligible for purchase by the Fund are described as “speculative” by Moody’s, S&P and Fitch, Inc. Investment in lower rated corporate debt securities (“high yield securities” or “junk bonds”) generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.

These high yield securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities.

High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Fund by investing in such securities may incur additional expenses to seek recovery. In the case of high yield securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield security, and could adversely affect the daily net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly-traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

BORROWING; LEVERAGE

Borrowing to invest more is called “leverage.” The Fund may borrow from banks provided that the amount of borrowing is no more than one third of the net assets of the Fund plus the amount of the borrowings. The Fund is required to be able to restore borrowing to its permitted level within three days, if it should increase to more than one-third as stated above. Methods that may be used to restore borrowings in this context include selling securities, even if the sale hurts the Fund’s investment performance. Leverage exaggerates the effect of rises or falls in prices of securities bought with borrowed money. Borrowing also costs money, including fees and interest. The Fund expects to borrow only through negotiated loan agreements with commercial banks or other institutional lenders.

COLLATERALIZED MORTGAGE OBLIGATIONS

The Fund may invest in collateralized mortgage obligations (“CMOs”). CMOs are fixed-income securities which are collateralized by pools of mortgage loans or mortgage-related securities created by commercial banks, savings and loan institutions, private mortgage insurance companies and mortgage bankers. In effect, CMOs “pass through” the monthly payments made by individual borrowers on their mortgage loans. Prepayments of the mortgages included in the mortgage pool may influence the yield of the CMO. In addition, prepayments usually increase when interest rates are decreasing, thereby decreasing the life of the pool. As a result, reinvestment of prepayments may be at a lower rate than that

6

on the original CMO. There are different classes of CMOs, and certain classes have priority over others with respect to prepayment of the mortgages. Timely payment of interest and principal (but not the market value) of these pools is supported by various forms of insurance or guarantees. The Fund may buy CMOs without insurance or guarantees if, in the opinion of the Adviser, the pooler is creditworthy or if rated A or better by S&P or Moody’s. S&P and Moody’s assign the same rating classifications to CMOs as they do to bonds. In the event that any CMOs are determined to be investment companies, the Fund will be subject to certain limitations under the 1940 Act.

COMMERCIAL PAPER

The Fund may invest in commercial paper that is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. The Fund will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount or principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables the Fund to hedge or cross-hedge against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. The Fund will purchase such commercial paper for hedging purposes only, not for speculation.

For hedging purposes only, the Fund may invest in commercial paper with the principal amount indexed to the difference, up or down, in value between two foreign currencies. The Fund segregates asset accounts with an equivalent amount of cash, U.S. government securities or other highly liquid securities equal in value to this commercial paper. Principal may be lost, but the potential for gains in principal and interest may help the Fund cushion against the potential decline of the U.S. dollar value of foreign-denominated investments. At the same time, this commercial paper may provide an attractive money market rate of return.

CONVERTIBLE SECURITIES

The Fund may invest in securities that are convertible into common stock or other securities of the same or a different issuer or into cash within a particular period of time at a specified price or formula. Convertible securities are generally fixed income securities (but may include preferred stock) and generally rank senior to common stocks in a corporation’s capital structure and, therefore, entail less risk than the corporation’s common stock. The value of a convertible security is a function of its “investment value” (its value as if it did not have a conversion privilege), and its “conversion value” (the security’s worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

To the extent that a convertible security’s investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security’s value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Fund at varying price levels above their investment values and/or their conversion values in keeping with the Fund’s objective.

7

DEBT SECURITIES

The Fund may invest in debt securities. The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer and the value of a hard asset if linked to the value of a hard asset. Debt securities with similar maturities may have different yields, depending upon several factors, including the relative financial condition of the issuers. A description of debt securities ratings is contained in Appendix B to the SAI. High grade means a rating of A or better by Moody’s or S&P, or of comparable quality in the judgment of the Adviser or if no rating has been given by either service. Many securities of foreign issuers are not rated by these services. Therefore, the selection of such issuers depends to a large extent on the credit analysis performed by the Adviser. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Fund’s net asset value. Debt securities with similar maturities may have different yields, depending upon several factors, including the relative financial condition of the issuers. For example, higher yields are generally available from securities in the lower rating categories of S&P or Moody’s.

However, the values of lower-rated securities generally fluctuate more than those of high-grade securities. Many securities of foreign issuers are not rated by these services. Therefore the selection of such issuers depends to a large extent on the credit analysis performed by the Adviser.

New issues of certain debt securities are often offered on a when-issued basis. That is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the date of the commitment to purchase. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. However, the Fund does not accrue any income on these securities prior to delivery. The Fund will maintain in a segregated account with its Custodian an amount of cash or high quality securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the when-issued securities. The Fund may also invest in low rated or unrated debt securities. Low rated debt securities present a significantly greater risk of default than do higher rated securities, in times of poor business or economic conditions, the Fund may lose interest and/or principal on such securities.

The Fund may also invest in various money market securities for cash management purposes or when assuming a temporary defensive position. Money market securities may include commercial paper, bankers’ acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. government securities and obligations of savings institutions.

DEPOSITARY RECEIPTS

The Fund may invest in Depositary Receipts, which represent an ownership interest in securities of foreign companies (an “underlying issuer”) that are deposited with a depositary. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities. Depositary Receipts include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and other types of Depositary Receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as “Depositary Receipts”). ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution which evidence an ownership interest in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

8

Depositary Receipts may be “sponsored” or “unsponsored.” Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing unsponsored Depositary Receipts. In addition, the issuers of the securities underlying unsponsored Depository Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

DERIVATIVES

The Fund may also use futures contracts and options, forward contracts and swaps as part of various investment techniques and strategies, such as creating non-speculative “synthetic” positions (covered by segregation of liquid assets) or implementing “cross-hedging” strategies. A “synthetic” position is the duplication of cash market transaction when deemed advantageous by the Adviser for cost, liquidity or transactional efficiency reasons. A cash market transaction is the purchase or sale of the security or other asset for cash. “Cross-hedging” involves the use of one currency to hedge against the decline in the value of another currency. The use of such instruments as described herein involves several risks. First, there can be no assurance that the prices of such instruments and the hedge security or the cash market position will move as anticipated. If prices do not move as anticipated, the Fund may incur a loss on its investment, may not achieve the hedging protection it anticipated and/or may incur a loss greater than if it had entered into a cash market position. Second, investments in such instruments may reduce the gains which would otherwise be realized from the sale of the underlying securities or assets which are being hedged. Third, positions in such instruments can be closed out only on an exchange that provides a market for those instruments. There can be no assurance that such a market will exist for a particular futures contract or option. If the Fund cannot close out an exchange traded futures contract or option which it holds, it would have to perform its contract obligation or exercise its option to realize any profit and would incur transaction cost on the sale of the underlying assets. In addition, the use of derivative instruments involves the risk that a loss may be sustained as a result of the failure of the counterparty to the derivatives contract to make required payments or otherwise comply with the contract’s terms.

When the Fund intends to acquire securities (or gold bullion or coins as the case may be) for its portfolio, it may use call options or futures contracts as a means of fixing the price of the security (or gold) it intends to purchase at the exercise price (in the case of an option) or contract price (in the case of futures contracts). An increase in the acquisition cost would be offset, in whole or part, by a gain on the option or futures contract. Options and futures contracts requiring delivery of a security may also be useful to the Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. If the Fund holds a call option rather than the underlying security itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option. Using a futures contract would not offer such partial protection against market declines and the Fund would experience a loss as if it had owned the underlying security.

DIRECT INVESTMENTS

The Fund may invest in direct investments. Direct investments include (i) the private purchase from an enterprise of an equity interest in the enterprise in the form of shares of common stock or equity interests in trusts, partnerships, joint ventures or similar enterprises, and (ii) the purchase of such an equity interest in an enterprise from a principal investor in the enterprise. In each case the Fund will, at the time of making the investment, enter into a shareholder or similar agreement with the enterprise and one or more other holders of equity interests in the enterprise. The Adviser anticipates that these agreements may, in appropriate circumstances, provide the Fund with the ability to appoint a representative to the board of directors or similar body of the enterprise and for eventual disposition of the Fund investment in the enterprise. Such a representative of the Fund will be expected to provide the Fund with the ability to monitor its investment and protect its rights in the investment, and will not be

9

appointed for the purpose of exercising management or control of the enterprise. Direct investments are generally considered illiquid and will be aggregated with other illiquid investments for purposes of the limitation on illiquid investments.

Certain of the Fund’s direct investments will include investments in smaller, less seasoned companies. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. The Fund does not anticipate making direct investments in start-up operations, although it is expected that in some cases the Fund’s direct investments will fund new operations for an enterprise which itself is engaged in similar operations or is affiliated with an organization that is engaged in similar operations.

Direct investments may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of any public trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices on these sales could be less than those originally paid by the Fund. Furthermore, issuers whose securities are not publicly traded may not be subject to public disclosure and other investor protection requirements applicable to publicly traded securities. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expense of the registration. Direct investments can be difficult to price and will be valued at fair value as determined in good faith by the Board. The pricing of direct investments may not be reflective of the price at which these assets could be liquidated.

EXCHANGE TRADED PRODUCTS

While the risks of owning shares of an Exchange Traded Product generally reflect the risks of owning the underlying investments of the Exchange Traded Product, lack of liquidity in the Exchange Traded Product can result in its value being more volatile than its underlying portfolio investments. In addition, the value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, changes in the applicable interest rates, and changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced market. If a rating agency lowers the issuer’s credit rating, the value of the ETN will decline and a lower credit rating reflects a greater risk that the issuer will default on its obligation. An Exchange Traded Product can trade at prices higher or lower than the value of its underlying assets. In addition, trading in an Exchange Traded Product may be halted by the exchange on which it trades.

FOREIGN SECURITIES

Investors should recognize that investing in foreign securities involves certain special considerations that are not typically associated with investing in United States securities. Since investments in foreign companies will frequently involve currencies of foreign countries, and since the Fund may hold securities and funds in foreign currencies, the Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, if any, and may incur costs in connection with conversions between various currencies. Most foreign stock markets, while growing in volume of trading activity, have less volume than the New York Stock Exchange (“NYSE”), and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States, and at times volatility of price can be greater than in the United States. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges, although the Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the United States. In addition, with respect to certain foreign countries, there is the possibility of exchange control restrictions, expropriation or confiscatory taxation, political, economic or social instability, which could affect investments in those countries. Foreign securities such as those purchased by the Fund may be subject to foreign government

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taxes, higher custodian fees, higher brokerage commissions and dividend collection fees which could reduce the yield on such securities.

Trading in futures contracts traded on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities.

FOREIGN SECURITIES – EMERGING MARKETS SECURITIES

The Fund may have a substantial portion of its assets in emerging markets. An “emerging market” or “emerging country” is any country that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy. Emerging countries can be found in regions such as Asia, Latin America, Africa and Eastern Europe. The countries that will not be considered emerging countries include the United States, Australia, Canada, Japan, New Zealand and most countries located in Western Europe such as Austria, Belgium, Denmark, Finland, France, Germany, Great Britain, Ireland, Italy, the Netherlands, Norway, Spain, Sweden and Switzerland.

Emerging market securities include securities which are (i) principally traded in the capital markets of an emerging market country; (ii) securities of companies that derive at least 50% of their total revenues from either goods produced or services performed in emerging countries or from sales made in emerging countries, regardless of where the securities of such companies are principally traded; (iii) securities of companies organized under the laws of, and with a principal office in an emerging country; (iv) securities of investment companies (such as country funds) that principally invest in emerging market securities; and (v) American Depositary Receipts (ADRs), American Depositary Shares (ADSs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) with respect to the securities of such companies.

Investing in the equity and fixed income markets of developing countries involves exposure to potentially unstable governments, the risk of nationalization of businesses, restrictions on foreign ownership, prohibitions on repatriation of assets and a system of laws that may offer less protection of property rights. Emerging market economies may be based on only a few industries, may be highly vulnerable to changes in local and global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

The securities markets in emerging markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by the portfolio. Similarly, volume and liquidity in the bond markets in Asia, Eastern and Central Europe and other emerging markets are less than in the United States and, at times, price volatility can be greater than in the United States. A limited number of issuers in Asian and emerging market securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in these regions may also affect the Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so. Accordingly, during periods of rising securities prices in the more illiquid regions’ securities markets, the Fund’s ability to participate fully in such price increases may be limited by its investment policy of investing not more than 15% of its net assets in illiquid securities. Conversely, the inability of the Fund to dispose fully and promptly of positions in declining markets will cause the Fund’s net asset values to decline as the values of the unsold positions are marked to lower prices. In addition, these securities markets are susceptible to being influenced by large investors trading significant blocks of securities. Also, stockbrokers and other intermediaries in emerging markets may not perform in the way their counterparts in the United States and other more developed securities markets do. The prices at which the Fund may acquire investments may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by the Fund in particular securities.

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The Fund may invest in Latin American, Asian, Eurasian and other countries with emerging economies or securities markets. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States. Certain such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of the Fund’s investments in those countries and the availability to the Fund of additional investments in those countries.

FOREIGN SECURITIES – FOREIGN CURRENCY TRANSACTIONS

Under normal circumstances, consideration of the prospects for currency exchange rates will be incorporated into the long-term investment decisions made for the Fund with regard to overall diversification strategies. Although the Fund values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Fund will use forward contracts, along with futures contracts, foreign exchange swaps and put and call options (all types of derivatives), to “lock in” the U.S. dollar price of a security bought or sold and as part of its overall hedging strategy. The Fund will conduct its foreign currency exchange transactions, either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through purchasing put and call options on, or entering into futures contracts or forward contracts to purchase or sell foreign currencies. See “Options, Futures, Warrants and Subscription Rights.”

Changes in currency exchange rates may affect the Fund’s net asset value and performance. There can be no assurance that the Adviser will be able to anticipate currency fluctuations in exchange rates accurately. The Fund may invest in a variety of derivatives and enter into hedging transactions to attempt to moderate the effect of currency fluctuations. The Fund may purchase and sell put and call options on, or enter into futures contracts or forward contracts to purchase or sell foreign currencies. This may reduce the Fund’s losses on a security when a foreign currency’s value changes. Hedging against a change in the value of a foreign currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency should change relative to the other currency. Finally, when the Fund uses options and futures in anticipation of the purchase of a portfolio security to hedge against adverse movements in the security’s underlying currency, but the purchase of such security is subsequently deemed undesirable, the Fund may incur a gain or loss on the option or futures contract.

The Fund will enter into forward contracts to duplicate a cash market transaction.

In those situations where foreign currency options or futures contracts, or options on futures contracts may not be readily purchased (or where they may be deemed illiquid) in the primary currency in which the hedge is desired, the hedge may be obtained by purchasing or selling an option, futures contract or forward contract on a secondary currency. The secondary currency will be selected based upon the Adviser’s belief that there exists a significant correlation between the exchange rate movements of the two currencies. However, there can be no assurances that the exchange rate or the primary and secondary currencies will move as anticipated, or that the relationship between the hedged security and the hedging instrument will continue. If they do not move as anticipated or the relationship does not continue, a loss may result to the Fund on its investments in the hedging positions.

A forward foreign currency contract, like a futures contract, involves an obligation to purchase or sell a specific amount of currency at a future date, which may be any fixed number of days from the date

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of the contract agreed upon by the parties, at a price set at the time of the contract. Unlike foreign currency futures contracts which are standardized exchange-traded contracts, forward currency contracts are usually traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for such trades.

The Adviser will not commit the Fund, at time of purchase, to deliver under forward contracts an amount of foreign currency in excess of the value of the Fund’s portfolio securities or other assets or obligations denominated in that currency. The Fund’s Custodian will place the securities being hedged, cash, U.S. government securities or debt or equity securities into a segregated account of the Fund in an amount equal to the value of the Fund’s total assets committed to the consummation of forward foreign currency contracts to ensure that the Fund is not leveraged beyond applicable limits. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund’s commitments with respect to such contracts. At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency prior to maturity by purchasing an “offsetting” contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. There can be no assurance, however, that the Fund will be able to effect such a closing purchase transaction.

It is impossible to forecast the market value of a particular portfolio security at the expiration of the contract. Accordingly, if a decision is made to sell the security and make delivery of the foreign currency it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver.

If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

INDEXED SECURITIES AND STRUCTURED NOTES

The Fund may invest in indexed securities, i.e., structured notes securities and index options, whose value is linked to one or more currencies, interest rates, commodities, or financial or commodity indices. An indexed security enables the investor to purchase a note whose coupon and/or principal redemption is linked to the performance of an underlying asset. Indexed securities may be positively or negatively indexed (i.e., their value may increase or decrease if the underlying instrument appreciates). Indexed securities may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself, and present many of the same risks as investing in futures and options. Indexed securities are also subject to credit risks associated with the issuer of the security with respect to both principal and interest.

Indexed securities may be publicly traded or may be two-party contracts (such two-party agreements are referred to hereafter collectively as structured notes). When the Fund purchases a structured note, it will make a payment of principal to the counterparty. Some structured notes have a guaranteed repayment of principal while others place a portion (or all) of the principal at risk. The Fund will purchase structured notes only from counterparties rated A or better by S&P, Moody’s or another nationally recognized statistical rating organization. The Adviser will monitor the liquidity of structured notes under the supervision of the Board. Notes determined to be illiquid will be aggregated with other illiquid securities and will be subject to the Fund’s limitations on illiquid securities.

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INITIAL PUBLIC OFFERINGS

The Fund may invest in initial public offerings (IPOs) of common stock or other primary or secondary syndicated offerings of equity or debt securities issued by a corporate issuer. A purchase of IPO securities often involves higher transaction costs than those associated with the purchase of securities already traded on exchanges or markets. IPO securities are subject to market risk and liquidity risk. The market value of recently issued IPO securities may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading and speculation, a potentially small number of securities available for trading, limited information about the issuer, and other factors. The Fund may hold IPO securities for a period of time, or may sell them soon after the purchase. Investments in IPOs could have a magnified impact – either positive or negative – on the Fund’s performance while the Fund’s assets are relatively small. The impact of an IPO on a Fund’s performance may tend to diminish as the Fund’s assets grow. In circumstances when investments in IPOs make a significant contribution to the Fund’s performance, there can be no assurance that similar contributions from IPOs will continue in the future.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

The Fund may invest in securities issued by other investment companies, including open end and closed end funds and ETFs, subject to the limitations under the 1940 Act or pursuant to exemptive relief from the SEC that permits the Fund to invest in other investment companies in excess of the 1940 Act limitations if certain conditions are met (the “Exemptive Relief”). The Fund is subject to the conditions set forth in the Exemptive Relief and certain additional provisions of the 1940 Act that limit the amount that the Fund and its affiliates, in the aggregate, can invest in the outstanding voting securities of any one investment company. The Fund and its affiliates may not actively acquire “control” of an investment company, which is presumed once ownership of an investment company’s outstanding voting securities exceeds 25%. Also, to comply with provisions of the 1940 Act and the Exemptive Relief, the Adviser may be required to vote shares of an investment company in the same general proportion as shares held by other shareholders of the investment company. The Fund may invest in investment companies which are sponsored or advised by the Adviser and/or its affiliates.

The Fund’s investment in another investment company may subject the Fund indirectly to the underlying risks of the investment company. The Fund also will bear its share of the underlying investment company’s fees and expenses, which are in addition to the Fund’s own fees and expenses. Shares of closed-end funds and ETFs may trade at prices that reflect a premium above or a discount below the investment company’s net asset value, which may be substantial in the case of closed-end funds. If investment company securities are purchased at a premium to net asset value, the premium may not exist when those securities are sold and the Fund could incur a loss.

OPTIONS, FUTURES, WARRANTS AND SUBSCRIPTION RIGHTS

Options Transactions. The Fund may purchase and sell (write) exchange-traded and over-the-counter (“OTC”) call and put options on domestic and foreign securities, foreign currencies, stock and bond indices and financial futures contracts.

Purchasing Call and Put Options. The Fund may invest up to 5% of its total assets in premiums on call and put options. The purchase of a call option would enable the Fund, in return for the premium paid, to lock in a purchase price for a security or currency during the term of the option. The purchase of a put option would enable the Fund, in return for a premium paid, to lock in a price at which it may sell a security or currency during the term of the option. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer.

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The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date. Accordingly, the successful use of options depends on the ability of the Adviser to forecast correctly interest rates, currency exchange rates and/or market movements.

When the Fund sells put or call options it has previously purchased, the Fund may realize a net gain or loss, depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. There is no assurance that a liquid secondary market will exist for options, particularly in the case of OTC options. In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, such Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. In the case of OTC options, if the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option, due to insolvency or otherwise, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased.

A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires.  A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires.  The markets in foreign currency options are relatively new and the Fund’s ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Currency options traded on U.S. or other exchanges may be subject to position limits, which may limit the ability of the Fund to reduce foreign currency risk using such options.

Writing Covered Call and Put Options. When the Fund writes a covered call option, the Fund incurs an obligation to sell the security underlying the option to the purchaser of the call, at the option’s exercise price at any time during the option period, at the purchaser’s election. When the Fund writes a put option, the Fund incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option’s exercise price at any time during the option period, at the purchaser’s election. In each case, the Fund will receive from the purchaser a “premium” (i.e., the price of the option).

The Fund may be required, at any time during the option period, to deliver the underlying security (or currency) against payment of the exercise price on any calls it has written, or to make payment of the exercise price against delivery of the underlying security (or currency) on any puts it has written. This obligation is terminated upon the expiration of the option period or at such earlier time as the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.

A call option is “covered” if the Fund owns the underlying security subject to the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional consideration (in cash, Treasury bills or other liquid portfolio securities) held in a segregated account on the Fund’s books) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other liquid portfolio securities in a segregated account on the Fund’s books. A put option is “covered” if the Fund maintains cash, Treasury bills or other liquid portfolio securities with a value equal to the exercise price in a segregated account on the Fund’s books, or holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

Receipt of premiums from writing call and put options may provide the Fund with a higher level of current income than it would earn from holding the underlying securities alone, and the premium received

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will offset a portion of the potential loss incurred by the Fund if the securities underlying the option decline in value. However, during the option period, the Fund gives up, in return for the premium on the option, the opportunity for capital appreciation above the exercise price should the market price of the underlying security (or the value of its denominated currency) increase, but retains the risk of loss should the price of the underlying security (or the value of its denominated currency) decline.

Futures Contracts. The Fund may buy and sell financial futures contracts which may include security and interest-rate futures, stock and bond index futures contracts and foreign currency futures contracts. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date.  An interest rate, commodity, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, commodity, foreign currency or the cash value of an index at a specified price and time.

Futures contracts and options on futures contracts may be used reduce the Fund’s exposure to fluctuations in the prices of portfolio securities and may prevent losses if the prices of such securities decline. Similarly, such investments may protect the Fund against fluctuation in the value of securities in which the Fund is about to invest.

The Fund may purchase and write (sell) call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option contract.

Future contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or commodity.  However, there is no assurance that the Fund will be able to enter into a closing transaction.

When the Fund enters into a futures contract, it is initially required to deposit an “initial margin” of cash, Treasury securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. The margin deposits made are marked-to-market daily and the Fund may be required to make subsequent deposits of cash, U.S. government securities or other liquid portfolio securities, called “variation margin,” which are reflective of price fluctuations in the futures contract.

Risks of Transactions in Futures Contracts and Related Options. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. As a result, a hedge may be unsuccessful because of market behavior or unexpected interest rate trends.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby

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preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Warrants and Subscription Rights. The Fund may invest in warrants, which are instruments that permit, but do not obligate, the holder to subscribe for other securities. Subscription rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Warrants and rights are not dividend-paying investments and do not have voting rights like common stock. They also do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than direct equity investments. In addition, the value of warrants and rights do not necessarily change with the value of the underlying securities and may cease to have value if they are not exercised prior to their expiration dates.

PARTLY PAID SECURITIES

Securities paid for on an installment basis. A partly paid security trades net of outstanding installment payments—the buyer “takes over payments.” The buyer’s rights are typically restricted until the security is fully paid. If the value of a partly-paid security declines before the Fund finishes paying for it, the Fund will still owe the payments, but may find it hard to sell and as a result will incur a loss.

PREFERRED STOCK

The Fund may invest in preferred stock. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company.

Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

REAL ESTATE SECURITIES

The Fund may not purchase or sell real estate, except that the Fund may invest in securities of issuers that invest in real estate or interests therein. These include equity securities of REITs and other real estate industry companies or companies with substantial real estate investments. The Fund is therefore subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

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REITs are pooled investment vehicles whose assets consist primarily of interest in real estate and real estate loans. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs own interest in property and realize income from the rents and gain or loss from the sale of real estate interests. Mortgage REITs invest in real estate mortgage loans and realize income from interest payments on the loans. Hybrid REITs invest in both equity and debt. Equity REITs may be operating or financing companies. An operating company provides operational and management expertise to and exercises control over, many if not most operational aspects of the property. REITs are not taxed on income distributed to shareholders, provided they comply with several requirements of the Code.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code. REITs (especially mortgage REITs) are also subject to interest rate risk (i.e., as interest rates rise, the value of the REIT may decline).

REGULATORY

Changes in the laws or regulations of the United States or the Cayman Islands, including any changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund. For example, in 2012, the U.S. Commodity Futures Trading Commission (“CFTC”) adopted amendments to its rules that affect the ability of certain investment advisers to registered investment companies and other entities to rely on previously available exclusions or exemptions from registration under the Commodity Exchange Act of 1936, as amended (“CEA”) and regulations thereunder. As a result of the amendments and, based on the Fund’s and its Subsidiary’s current investment strategies, the Fund and the Subsidiary are each a “commodity pool” and the Adviser is considered a “commodity pool operator” (“CPO”) with respect to the Fund and the Subsidiary under the CEA. Accordingly, the Fund and the Adviser are subject to dual regulation by the CFTC and the SEC. In August 2013, the CFTC adopted regulations that seek to “harmonize” CFTC regulations with overlapping SEC rules and regulations. Pursuant to the CFTC harmonization regulations, the Fund and the Adviser may elect to meet the requirements of certain CFTC regulations by complying with specific SEC rules and regulations relating to disclosure and reporting requirements. The CFTC could deem the Fund or the Adviser in violation of an applicable CFTC regulation if the Fund or the Adviser failed to comply with a related SEC regulatory requirement under the CFTC harmonization regulations. The Fund and the Adviser will remain subject to certain CFTC-mandated disclosure, reporting and recordkeeping regulations even if they elect substitute compliance under the CFTC harmonization regulations. Compliance with the CFTC regulations could increase the Fund’s expenses, adversely affecting the Fund’s total return.

REPURCHASE AGREEMENTS

The Fund may enter into a repurchase agreement. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of its net assets.

Repurchase agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to

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maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund will only enter into a repurchase agreement where (i) the underlying securities are of the type which the Fund’s investment policies would allow it to purchase directly, (ii) the market value of the underlying security, including accrued interest, will be at all times be equal to or exceed the value of the repurchase agreement, and (iii) payment for the underlying securities is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent.

RULE 144A AND SECTION 4(2) SECURITIES

The Fund may invest in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or which are otherwise not readily marketable.

Rule 144A under the 1933 Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act of resale of certain securities to qualified institutional buyers.

The Adviser will monitor the liquidity of restricted securities in the Fund’s holdings under the supervision of the Board. In reaching liquidity decisions, the Adviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanisms of the transfer).

In addition, commercial paper may be issued in reliance on the “private placement” exemption from registration afforded by Section 4(2) of the 1933 Act. Such commercial paper is restricted as to disposition under the federal securities laws and, therefore, any resale of such securities must be effected in a transaction exempt from registration under the 1933 Act. Such commercial paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in such securities, thus providing liquidity.

Securities eligible for resale pursuant to Rule 144A under the 1933 Act and commercial paper issued in reliance on the Section 4(2) exemption under the 1940 Act may be determined to be liquid in accordance with guidelines established by the Board for purposes of complying with investment restrictions applicable to investments by the Fund in illiquid securities. To the extent such securities are determined to be illiquid, they will be aggregated with other illiquid investments for purposes of the limitation on illiquid investments.

SECURITIES LENDING

The Fund may lend securities to parties such as broker-dealers or other institutions. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides the Fund with collateral in an amount at least equal to the value of the securities loaned. The Fund maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If the Fund is not able to recover the securities loaned, the Fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Cash received as collateral through loan transactions will

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generally be invested in shares of a money market fund. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation

SHORT SALES

The Fund may make short sales of equity securities. The Fund will establish a segregated account with respect to its short sales and maintain in the account cash not available for investment or U.S. Government securities or other liquid, high-quality securities having a value equal to the difference between (i) the market value of the securities sold short at the time they were sold short and (ii) any cash, U.S. Government securities or other liquid, high-quality securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated account will be marked to market daily, so that (i) the amount in the segregated account plus the amount deposited with the broker as collateral equals the current market value of the securities sold short and (ii) in no event will the amount in the segregated account plus the amount deposited with the broker as collateral fall below the original value of the securities at the time they were sold short.

SUBSIDIARY

Investments in the Subsidiary are expected to provide the Fund with exposure to the commodity markets within the limitations of Subchapter M of the Code and recent IRS revenue rulings, as discussed below under “Taxation.” The Subsidiary is a company organized under the laws of the Cayman Islands, and is overseen by its own board of directors. The Fund is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors. It is expected that the Subsidiary will invest primarily in commodity-linked derivative instruments, including swap agreements, futures and options on futures. To the extent that the Fund invests in the Subsidiary, the Fund may be subject to the risks associated with those derivative instruments and other securities.

While the Subsidiary may be considered similar to investment companies, it is not registered under the 1940 Act and, unless otherwise noted in the applicable Prospectus and this SAI, is not subject to all of the investor protections of the 1940 Act and other U.S. regulations. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in the applicable Prospectus and this SAI and could eliminate or severely limit such Fund’s ability to invest in the Subsidiary which may adversely affect such Fund and its shareholders.

SWAPS

The Fund may enter into swap agreements. A swap is a derivative in the form of an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term “specified index” includes currencies, fixed interest rates, prices, total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, the Fund may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which the Fund may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. The swaps in which the Fund may engage also include rate caps, floors and collars under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index.

Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other

20

designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary fund securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.

U.S. GOVERNMENT AND RELATED OBLIGATIONS

U.S. Government obligations include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government or by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government differ in their interest rates, maturities and time of issuance, as well as with respect to whether they are guaranteed by the U.S. Government. U.S. Government and related obligations may be structured as fixed-, variable- or floating-rate obligations.

While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency or instrumentality and, as a result, may be subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises historically have involved limited risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.

WHEN, AS AND IF ISSUED SECURITIES

The Fund may purchase securities on a “when, as and if issued” basis, under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized by the Fund until the Adviser determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Fund will also earmark or establish a segregated account on the Fund’s books in which it will maintain cash, cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities. The value of the Fund’s commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Fund, may not exceed 5% (2% in the case of warrants which are not listed on an exchange) of the value of the Fund’s total assets at the time the initial commitment to purchase such securities is made. An increase in the percentage of the Fund assets committed to the purchase of securities on a “when, as and if issued” basis may increase the volatility of its net asset value. The Fund may also sell securities on a “when, as and if issued” basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.

FUNDAMENTAL INVESTMENT RESTRICTIONS

The following investment restrictions are in addition to those described in the Prospectus. These investment restrictions are “fundamental” and may be changed with respect to the Fund only with the approval of the holders of a majority of the Fund’s “outstanding voting securities” as defined in the 1940 Act. As to any of the following investment restrictions, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in value of portfolio securities or amount of net assets will not be considered a violation of the investment restriction. In the case of borrowing, however, the Fund will promptly take action to reduce the amount of the Fund’s borrowings outstanding if, because of changes in the net asset value of the Fund due to market action,

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the amount of such borrowings exceeds one-third of the value of the Fund’s net assets. The fundamental investment restrictions are as follows:

The Fund may not:

1.	Borrow money, except as permitted under the 1940 Act, as amended and as interpreted or modified by regulation from time to time.

2.	Engage in the business of underwriting securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities or in connection with its investments in other investment companies.

3.	Make loans, except that the Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, and (iv) participate in an interfund lending program with other registered investment companies.

4.	Issue senior securities, except as permitted under the 1940 Act, as amended and as interpreted or modified by regulation from time to time.

5.	Purchase or sell real estate, except that the Fund may (i) invest in securities of issuers that invest in real estate or interests therein, (ii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, and (iii) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

6.	Purchase or sell commodities, unless acquired as a result of owning securities or other instruments, but it may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments and may invest in securities or other instruments backed by commodities.

7.	Purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry. This limit does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

For the purposes of Restriction 7, investment companies are not considered to be part of an industry.

PORTFOLIO HOLDINGS DISCLOSURE

The Fund has adopted policies and procedures governing the disclosure of information regarding the Fund’s portfolio holdings. They are reasonably designed to prevent selective disclosure of the Fund’s portfolio holdings to third parties, other than disclosures that are consistent with the best interests of the Fund’s shareholders. The Board is responsible for overseeing the implementation of these policies and procedures, and will review them annually to ensure their adequacy.

These policies and procedures apply to employees of the Fund’s Adviser, administrator, principal underwriter, and all other service providers to the Fund that, in the ordinary course of their activities, come into possession of information about the Fund’s portfolio holdings. These policies and procedures are made available to each service provider.

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The following outlines the policies and procedures adopted by the Fund regarding the disclosure of portfolio related information:

Generally, it is the policy of the Fund that no current or potential investor (or their representative), including any Fund shareholder (collectively, “Investors”), shall be provided information about the Fund’s portfolio on a preferential basis in advance of the provision of that same information to other investors.

Disclosure to Investors: Limited portfolio holdings information for the Fund is available to all investors on the Van Eck website at vaneck.com. Information regarding the Fund’s top holdings and country and sector weightings, updated as of each month-end, is located on this website. Generally, this information is posted to the website within 30 days of the end of the applicable month. This information generally remains available on the website until new information is posted. The Fund reserves the right to exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund, and to discontinue the posting of portfolio holdings information at any time, without prior notice.

Best Interest of the Fund: Information regarding the Fund’s specific security holdings, sector weightings, geographic distribution, issuer allocations and related information (“Portfolio-Related Information”), shall be disclosed to the public only (i) as required by applicable laws, rules or regulations, (ii) pursuant to the Fund’s Portfolio-Related Information disclosure policies and procedures, or (iii) otherwise when the disclosure of such information is determined by the Trust’s officers to be in the best interest of Fund shareholders.

Conflicts of Interest: Should a conflict of interest arise between the Fund and any of the Fund’s service providers regarding the possible disclosure of Portfolio-Related Information, the Trust’s officers shall resolve any conflict of interest in favor of the Fund’s interest. In the event that an officer of the Fund is unable to resolve such a conflict of interest, the matter shall be referred to the Trust’s Audit Committee for resolution.

Equality of Dissemination: Shareholders of the Fund shall be treated alike in terms of access to the Fund’s portfolio holdings. With the exception of certain selective disclosures, noted in the paragraph below, Portfolio-Related Information, with respect to the Fund, shall not be disclosed to any Investor prior to the time the same information is disclosed publicly (e.g., posted on the Fund’s website). Accordingly, all Investors will have equal access to such information.

Selective Disclosure of Portfolio-Related Information in Certain Circumstances: In some instances, it may be appropriate for the Fund to selectively disclose the Fund’s Portfolio-Related Information (e.g., for due diligence purposes, disclosure to a newly hired adviser or sub-adviser, or disclosure to a rating agency) prior to public dissemination of such information.

Conditional Use of Selectively-Disclosed Portfolio-Related Information: To the extent practicable, each of the Trust’s officers shall condition the receipt of Portfolio-Related Information upon the receiving party’s written agreement to both keep such information confidential and not to trade Fund shares based on this information.

Compensation: No person, including officers of the Fund or employees of other service providers or their affiliates, shall receive any compensation in connection with the disclosure of Portfolio-Related Information. Notwithstanding the foregoing, the Fund reserves the right to charge a nominal processing fee, payable to the Fund, to non-shareholders requesting Portfolio Related Information. This fee is designed to offset the Fund’s costs in disseminating such information.

Source of Portfolio Related Information: All Portfolio-Related Information shall be based on information provided by the Fund’s administrator(s)/accounting agent.

The Fund may provide non-public portfolio holdings information to third parties in the normal course of their performance of services to the Fund, including to the Fund’s auditors; custodian; financial

23

printers; counsel to the Fund or counsel to the Fund’s independent trustees; regulatory authorities; and securities exchanges and other listing organizations. In addition, the Fund may provide non-public portfolio holdings information to data providers, fund ranking/rating services, and fair valuation services. The entities to which the Fund voluntarily discloses portfolio holdings information are required, either by explicit agreement or by virtue of their respective duties to the Fund, to maintain the confidentiality of the information disclosed. Generally, information that is provided to these parties, in the ordinary course of business, is provided on a quarterly basis, with at least a 30 day lag period.

There can be no assurance that the Fund’s policies and procedures regarding selective disclosure of the Fund’s portfolio holdings will protect the Fund from potential misuse of that information by individuals or entities to which it is disclosed.

The Board shall be responsible for overseeing the implementation of these policies and procedures. These policies and procedures shall be reviewed by the Board on an annual basis for their continuing appropriateness.

Additionally, the Fund shall maintain and preserve permanently in an easily accessible place a written copy of these policies and procedures. The Fund shall also maintain and preserve, for a period not less than six years (the first two years in an easily accessible place), all Portfolio-Related Information disclosed to the public.

Currently, there are no agreements in effect where non-public information is disclosed or provided to a third party. Should the Fund or Adviser establish such an agreement with another party, the agreement shall bind the party to confidentiality requirements and the duty not to trade on non-public information.

INVESTMENT ADVISORY SERVICES

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Shareholder Information – Management of the Fund.”

Van Eck Absolute Return Advisers Corporation, the Adviser, acts as investment manager to the Fund and, subject to the supervision of the Board, is responsible for the day-to-day investment management of the Fund. The Adviser is a private company with headquarters in New York and acts as adviser to other pooled investment vehicles. Prior to May 1, 2014, Van Eck Associates Corporation (“VEAC”) acted as the Fund’s investment manager. The Adviser is a wholly owned subsidiary of VEAC and is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended, and with the CFTC as a CPO and a CTA under the CEA. The Adviser serves as investment manager to the Fund pursuant to an investment advisory agreement between the Trust and the Adviser (the “Advisory Agreement”).

The Adviser has entered into Sub-Advisory Agreements with the following Sub-Advisers with respect to the Fund: Coe Capital Management, LLC (“Coe Capital”), Dix Hills Partners, LLC (“Dix Hills”), Horizon Asset Management LLC (“Horizon”), Millrace Asset Group, Inc. (“Millrace”), RiverPark Advisors, LLC (“RiverPark”), SW Asset Management, LLC (“SW”) and Tiburon Capital Management, LLC (“Tiburon”). The Adviser and Sub-Advisers furnish an investment program for the Fund and determine, subject to the overall supervision and review of the Board, what investments should be purchased, sold or held. With respect to the Fund, the Adviser recommends to the Board the employment, termination and replacement of Sub-Advisers.

The Adviser or its affiliates provide the Fund with office space, facilities and simple business equipment and provide the services of executive and clerical personnel for administering the affairs of the Fund. Except as provided for in the Advisory Agreement, the Adviser or its affiliates compensate all executive and clerical personnel and Trustees of the Trust if such persons are employees or affiliates of the Adviser or its affiliates. The advisory fee is computed daily and paid monthly.

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The Advisory Agreement and Sub-Advisory Agreements each provide that it shall continue in effect from year to year with respect to the Fund as long as it is approved at least annually by (i) the Board or (2) by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), provided that in either event such continuance is also approved by a majority of the Board who are not “interested persons” (as defined in the 1940 Act) of the Trust by a vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement and Sub-Advisory Agreements are terminable without penalty, on 60 days’ notice, by the Board or by the vote of the holders of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities. The Advisory Agreement and Sub-Advisory Agreements are also terminable upon 60 days’ notice by the Adviser and will terminate automatically if they are assigned (as defined in the 1940 Act).

The management fee for the Fund is at an annual rate of (i) 1.00% of the Fund’s average daily net assets that are managed by the Adviser, and not by a Sub-Adviser, and that are invested in Underlying Funds; and (ii) 1.60% of the Fund’s average daily net assets with respect to all other assets of the Fund. The management fee is computed daily and paid monthly and includes the fee paid to the Adviser for accounting and administrative services. For purposes of calculating the advisory fee for the Fund, a wholly-owned subsidiary of the Fund, such as the Subsidiary, is not considered to be an “Underlying Fund.” In addition, the net assets of the Fund include the value of the Fund’s interest in the Subsidiary. The Subsidiary does not pay the Adviser a fee for managing the Subsidiary’s portfolio. For the fiscal years ended December 31, 2011, 2012 and 2013, the Adviser and VEAC earned a fee in the amounts of $756,694, $888,052 and $[XXX], respectively, which amounts are equal to 1.37%, 1.42% and [X.XX]% of the average daily net asset value of the Fund for such year, respectively. All amounts prior to May 1, 2014 were paid to or waived/assumed by VEAC.

The Adviser pays the Sub-Advisers a fee out of the management fee paid to the Adviser. The Fund is not responsible for the payment of the fee to the Sub-Advisers. For the fiscal years ended December 31, 2011, 2012 and 2013, the aggregate fees paid by the Adviser and VEAC to the Sub-Advisers were $220,720, $252,917 and $[XXX], respectively, which amounts are equal to 0.40%, 0.41% and [X.XX]% of the average daily net asset value of the Fund for such year, respectively.

For the fiscal years ended December 31, 2011, 2012 and 2013, the Adviser and VEAC waived or assumed expenses in the amount of $5,412, $96,636 and $[XXX], respectively.

Pursuant to the Advisory Agreement, the Trust has agreed to indemnify the Adviser for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties.

THE DISTRIBUTOR

Shares of the Fund are offered on a continuous basis and are distributed through Van Eck Securities Corporation, the Distributor, 335 Madison Avenue, New York, New York 10017, an affiliate of the Adviser and a wholly owned subsidiary of VEAC. The Board has approved a Distribution Agreement appointing the Distributor as distributor of shares of the Fund. The Trust has authorized one or more intermediaries (who are authorized to designate other intermediaries) to accept purchase and redemption orders on the Trust’s behalf. The Trust will be deemed to have received a purchase or redemption order when the authorized broker or its designee accepts the order. Orders will be priced at the net asset value next computed after they are accepted by the authorized broker or its designee.

The Distribution Agreement provides that the Distributor will pay all fees and expenses in connection with printing and distributing prospectuses and reports for use in offering and selling shares of the Fund and preparing, printing and distributing advertising or promotional materials. The Fund will pay all fees and expenses in connection with registering and qualifying its shares under federal and state securities laws. The Distribution Agreement is reviewed and approved annually by the Board.

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The Distributor retained underwriting commissions on sales of shares of the Fund during the past three fiscal years, after reallowance to dealers, as follows:

		VAN ECK SECURITIES CORPORATION		REALLOWANCE TO DEALERS
Multi-Manager Alternatives Fund	2013	$	[XXX]	$	[XXX]
	2012		$2,959		$18,774
	2011		$10,161		$68,455

PLAN OF DISTRIBUTION (12b-1 PLAN)

The Fund has adopted a plan pursuant to Rule 12b-1 (the “Plan”) on behalf of its Class A and Class C shares which provides for the compensation of brokers and dealers who sell shares of the Fund or provide servicing. The Plan is a compensation-type plan with a carry-forward provision, which provide that the Distributor recoup distribution expenses in the event the Plan is terminated. Pursuant to the Plan, the Distributor provides the Fund at least quarterly with a written report of the amounts expended under the Plan and the purpose for which such expenditures were made. The Board reviews such reports on a quarterly basis.

The Plan is reapproved annually for the Fund’s Class A and Class C shares by the Board, including a majority of the Trustees who are not “interested persons” of the Fund and who have no direct or indirect financial interest in the operation of the Plan.

The Plan shall continue in effect as to the Fund’s Class A and Class C shares, provided such continuance is approved annually by a vote of the Board in accordance with the 1940 Act. The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the Class A or Class C shareholders of the Fund (as applicable), and all material amendments to the Plan must also be approved by the Board in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees who are not “interested persons” of the Fund and who have no direct or indirect financial interest in the operation of the Plan, or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund’s Class A or Class C shares (as applicable) on written notice to any other party to the Plan. The Plan will automatically terminate in the event of its assignment (as defined in the 1940 Act). So long as the Plan is in effect, the election and nomination of Trustees who are not “interested persons” of the Trust shall be committed to the discretion of the Trustees who are not “interested persons.” The Board has determined that, in its judgment, there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Fund will preserve copies of the Plan, and any agreement or report made pursuant to Rule 12b-1 under the 1940 Act, for a period of not less than six years from the date of the Plan or such agreement or report, the first two years in an easily accessible place. For additional information regarding the Plan, see the Prospectus.

For the fiscal year ended December 31, 2013, it is estimated that the Distributor spent the amounts accrued under the Plan in the following ways:

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	CLASS A	CLASS C

Total 12b-1 Fees	$	$
Compensation to Dealers

Net 12b-1 Fees		—

Expenditures:
Printing and Mailing		—
Telephone		—
Marketing Department		—
Sales Expenses		—
Total Expenditures		—
Expenditures in Excess of Net 12b-1 Fees	()*	—

* Represents [X.XX]% of the Fund’s net assets as of December 31, 2013.

ADMINISTRATIVE AND PROCESSING SUPPORT PAYMENTS

The Fund may make payments (either directly or as reimbursement to the Distributor or an affiliate of the Distributor for payments made by the Distributor) to financial intermediaries (such as brokers or third party administrators) for providing the types of services that would typically be provided by the Fund’s transfer agent, including sub-accounting, sub-transfer agency or similar recordkeeping services, shareholder reporting, shareholder transaction processing, and/or the provision of call center support. These payments will be in lieu of, and may differ from, amounts paid to the Fund’s transfer agent for providing similar services to other accounts. These payments may be in addition to any amounts the intermediary may receive as compensation for distribution or shareholder servicing pursuant to the Plan or as part of any revenue sharing or similar arrangement with the Distributor or its affiliates, as described elsewhere in the Prospectus.

PORTFOLIO MANAGER COMPENSATION

Adviser

The Adviser’s portfolio managers are paid a fixed base salary and a bonus. The bonus is based upon the quality of investment analysis and management of the funds for which they serve as portfolio manager. Portfolio managers who oversee accounts with significantly different fee structures are generally compensated by discretionary bonus rather than a set formula to help reduce potential conflicts of interest. At times, the Adviser and affiliates manage accounts with incentive fees.

The Adviser’s portfolio managers may serve as portfolio managers to other clients. Such “Other Clients” may have investment objectives or may implement investment strategies similar to those of the Fund. When the portfolio managers implement investment strategies for Other Clients that are similar or directly contrary to the positions taken by the Fund, the prices of the Fund’s securities may be negatively affected. The compensation that the Fund’s portfolio manager receives for managing other client accounts may be higher than the compensation the portfolio manager receives for managing the Fund. The portfolio manager does not believe that his activities materially disadvantage the Fund. The Adviser has implemented procedures to monitor trading across funds and its Other Clients.

PORTFOLIO MANAGER SHARE OWNERSHIP

As of December 31, 2013, the portfolio managers owned shares of the Fund as indicated below.

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Adviser

Fund	None	$1 to $10,000	$10,001 to $50,000	$50,000 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	Over $1,000,000
Stephen H. Scott
Multi-Manager Alternatives Fund (co-portfolio manager)

Jan F. van Eck
Multi-Manager Alternatives Fund (co-portfolio manager)

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

The following table provides the number of other accounts managed (excluding the Fund) and the total assets managed of such accounts by the Fund’s portfolio managers within each category of accounts, as of December 31, 2013.

Adviser

Name of Portfolio Manager	Category of Account	Other Accounts Managed (As of December 31, 2013)		Accounts with respect to which the advisory fee is based on the performance of the account
		Number of Accounts	Total Assets in Accounts	Number of Accounts	Total Assets in Accounts
Stephen Scott	Registered investment companies		$		$
	Other pooled investment vehicles		$		$
	Other accounts		$		$
Jan van Eck	Registered investment companies		$		$
	Other pooled investment vehicles		$		$
	Other accounts		$		$

PORTFOLIO TRANSACTIONS AND BROKERAGE

When selecting brokers and dealers to handle the purchase and sale of portfolio securities, the Adviser and Sub-Advisers look for prompt execution of the order at a favorable price. Generally, the Adviser and Sub-Advisers work with recognized dealers in these securities, except when a better price and execution of the order can be obtained elsewhere. The Fund will not deal with affiliates in principal transactions unless permitted by exemptive order or applicable rule or regulation. The Adviser and Sub-Advisers owe a duty to their clients to provide best execution on trades effected.

The Adviser and Sub-Advisers assume general supervision over placing orders on behalf of the Trust for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Trust and one or more other investment companies or clients supervised by the Adviser and Sub-Advisers are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable to all by the Adviser and Sub-Advisers. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Trust is concerned. However, in other cases, it is possible that the ability to

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participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Trust. The primary consideration is best execution.

The portfolio managers may deem it appropriate for one fund or account they manage to sell a security while another fund or account they manage is purchasing the same security. Under such circumstances, the portfolio managers may arrange to have the purchase and sale transactions effected directly between the funds and/or accounts (“cross transactions”). Cross transactions will be effected in accordance with procedures adopted pursuant to Rule 17a-7 under the 1940 Act.

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The overall reasonableness of brokerage commissions is evaluated by the Adviser and Sub-Advisers based upon their knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

The Adviser or a Sub-Adviser may cause the Fund to pay a broker-dealer who furnishes brokerage and/or research services, a commission that is in excess of the commission another broker-dealer would have received for executing the transaction, if it is determined that such commission is reasonable in relation to the value of the brokerage and/or research services as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended, which have been provided. Such research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy. Any such research and other information provided by brokers to the Adviser or a Sub-Adviser is considered to be in addition to and not in lieu of services required to be performed by the Adviser or a Sub-Adviser under its Agreement with the Trust. The research services provided by broker-dealers can be useful to the Adviser or a Sub-Adviser in serving its other clients or clients of the Adviser’s affiliates. The Board periodically reviews the Adviser’s and Sub-Adviser’s performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund. The Board also reviews the commissions paid by the Fund over representative periods of time to determine if they are reasonable in relation to the benefits to the Fund.

The Fund directed no brokerage transactions to a broker during the fiscal year ended December 31, 2013 for, among other things, research services, and paid no commissions and concessions related to such transactions.

The table below shows the aggregate amount of brokerage commissions paid on purchases and sales of portfolio securities by the Fund during the Fund’s three most recent fiscal years ended December 31, none of such amounts were paid to brokers or dealers which furnished daily quotations to the Fund for the purpose of calculating daily per share net asset value or to brokers and dealers which sold shares of the Fund. Differences, year to year, in the amount of commissions paid by the Fund were primarily the result of the trading activity of two of the Fund’s Sub-Advisers in pursuit of their strategies, both allocated a portion of the Fund’s assets to manage in 2011.

	Multi-Manager Alternatives Fund
2013	$	[XXX]
2012		$87,822
2011		$489,119

The Adviser does not consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. The Adviser has implemented policies and procedures pursuant to Rule 12b-1(h) that are reasonably designed to prevent the consideration of the sales of fund shares when selecting broker-dealers to execute trades.

Due to the potentially high rate of turnover, the Fund may pay a greater amount in brokerage commissions than a similar size fund with a lower turnover rate. The portfolio turnover rates of the Fund

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may vary greatly from year to year. In addition, since the Fund may have a high rate of portfolio turnover, the Fund may realize an increase in the rate of capital gains or losses. See “Taxes” in the Prospectus and the SAI.

TRUSTEES AND OFFICERS

LEADERSHIP STRUCTURE AND THE BOARD

The Board has general oversight responsibility with respect to the operation of the Trust and the Fund. The Board has engaged the Adviser to manage the Fund and is responsible for overseeing the Adviser and other service providers to the Trust and the Fund in accordance with the provisions of the 1940 Act and other applicable laws. The Board is currently composed of six (6) Trustees, each of whom is an Independent Trustee. In addition to five (5) regularly scheduled meetings per year, the Independent Trustees meet regularly in executive sessions among themselves and with their counsel to consider a variety of matters affecting the Trust. These sessions generally occur prior to, or during, scheduled Board meetings and at such other times as the Independent Trustees may deem necessary. Each Trustee attended at least 75% of the total number of meetings of the Board in the year ending December 31, 2013. As discussed in further detail below, the Board has established two (2) standing committees to assist the Board in performing its oversight responsibilities.

The Board has determined that the Board’s leadership structure is appropriate in light of the characteristics and circumstances of the Trust and each of the Funds in the Fund Complex, including factors such as the number of series or portfolios that comprise the Trust and the Fund Complex, the variety of asset classes those series reflect, the net assets of the Fund, the committee structure of the Trust, and the management, distribution and other service arrangements of the Fund. In connection with its determination, the Board considered that the Board is comprised of only Independent Trustees, and thus the Chairperson of the Board and the Chairperson of each Board committee is an Independent Trustee. In addition, to further align the Independent Trustees interests with those of Fund shareholders, the Board has, among other things, adopted a policy requiring each Independent Trustee to maintain a minimum direct or indirect investment in the Funds.

The Chairperson presides at all meetings of the Board and participates in the preparation of the agenda for such meetings. He also serves as a liaison with management, service providers, officers, attorneys, and the other Independent Trustees generally between meetings. The Chairperson may also perform other such functions as may be delegated by the Board from time to time. The Independent Trustees believe that the Chairperson’s independence facilitates meaningful dialogue between the Adviser and the Independent Trustees. Except for any duties specified herein or pursuant to the Trust’s charter document, the designation of Chairperson does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

The Independent Trustees regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its committees help ensure that the Trust has effective and independent governance and oversight. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management of the Trust, including the Adviser.

RISK OVERSIGHT

The Fund and the Trust are subject to a number of risks, including investment, compliance, operational, and valuation risks. Day-to-day risk management functions are within the responsibilities of the Adviser, the sub-advisers, the Distributor and the other service providers (depending on the nature of the risk) that carry out the Fund’s investment management, distribution and business affairs. Each of the Adviser, the sub-advisers, the Distributor and the other service providers have their own, independent

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interests and responsibilities in risk management, and their policies and methods of carrying out risk management functions will depend, in part, on their individual priorities, resources and controls.

Risk oversight forms part of the Board’s general oversight of the Fund and the Trust and is addressed as part of various activities of the Board and its Committees. As part of its regular oversight of the Fund and Trust, the Board, directly or through a Committee, meets with representatives of various service providers and reviews reports from, among others, the Adviser, the Sub-Advisers, the Distributor, the Chief Compliance Officer of the Fund, and the independent registered public accounting firm for the Fund regarding risks faced by the Fund and relevant risk management functions. The Board, with the assistance of management, reviews investment policies and risks in connection with its review of the Fund’s performance. The Board has appointed a Chief Compliance Officer for the Fund who oversees the implementation and testing of the Fund’s compliance program and reports to the Board regarding compliance matters for the Fund and its principal service providers. The Chief Compliance Officer’s designation, removal and compensation must be approved by the Board, including a majority of the Independent Trustees. Material changes to the compliance program are reviewed by and approved by the Board. In addition, as part of the Board’s periodic review of the Fund’s advisory, sub-advisory, distribution and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible, including the manner in which such service providers implement and administer their codes of ethics and related policies and procedures. For certain of its service providers, such as the Adviser and Distributor, the Board also reviews business continuity and disaster recovery plans. With respect to valuation, the Board approves and periodically reviews valuation policies and procedures applicable to valuing the Fund’s shares. The Adviser is responsible for the implementation and day-to-day administration of these valuation policies and procedures and provides reports periodically to the Board regarding these and related matters. In addition, the Board or the Audit Committee of the Board receives reports at least annually from the independent registered public accounting firm for the Fund regarding tests performed by such firm on the valuation of all securities. Reports received from the Adviser and the independent registered public accounting firm assist the Board in performing its oversight function of valuation activities and related risks.

The Board recognizes that not all risks that may affect the Trust can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks to achieve the Trust’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees that may relate to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the function of the Board with respect to risk management is one of oversight and not active involvement in, or coordination of, day-to-day-day risk management activities for the Trust. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

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TRUSTEE INFORMATION

The Trustees of the Trust, their address, position with the Trust, age and principal occupations during the past five years are set forth below.

TRUSTEE’S NAME, ADDRESS(1) AND AGE	POSITION(S) HELD WITH TRUST TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD OUTSIDE THE FUND COMPLEX(3) DURING THE PAST FIVE YEARS
INDEPENDENT TRUSTEES:

Jon Lukomnik 58 (A)(G)	Trustee since March 2006	Managing Partner, Sinclair Capital LLC (consulting firm), 2000 to present; Executive Director, Investor Responsibility Research Center Institute, 2008 to present.	14	Chairman of the Board of the New York Classical Theatre: formerly Director of The Governance Fund, LLC; formerly Director of Sears Canada, Inc.

Jane DiRenzo Pigott 57 (A)(G)	Trustee since July 2007; Currently, Chairperson of the Governance Committee	Managing Director, R3 Group LLC (consulting firm), 2002 to present.	14	Formerly, Director and Chair of Audit Committee of 3E Company (environmental services); formerly Director of MetLife Investment Funds, Inc.

Wayne H. Shaner 66 (A)(G)	Trustee since March 2006	Managing Partner, Rockledge Partners LLC, 2003 to present (investment adviser); Public Member of the Investment Committee, Maryland State Retirement System since 1991.	14	Director, The Torray Funds (2 portfolios), since 1993 (Chairman of the Board since December 2005).

R. Alastair Short 60 (A)(G)	Trustee since June 2004; Currently, Vice Chairperson of the Board and Chairperson of the Audit Committee	President, Apex Capital Corporation (personal investment vehicle), January 1988 to present; Vice Chairman, W. P. Stewart & Co., Ltd. (asset management firm), September 2007 to September 2008.	66	Chairman and Independent Director, EULAV Asset Management; Independent Director, Tremont offshore funds; Director, Kenyon Review; formerly Director of The Medici Archive Project.

Richard D. Stamberger 54 (A)(G)	Trustee since 1995; Currently, Chairperson of the Board	President and CEO, SmartBrief, Inc. (business media company), 1999 to present.	66	Director, SmartBrief, Inc.; Director, Food and Friends, Inc.

Robert L. Stelzl 68 (A)(G)	Trustee since July 2007	Trustee, Joslyn Family Trusts, 2003 to present; President, Rivas Capital, Inc. (real estate property management services company), 2004 to present; Co-Trustee, the estate of Donald Koll, 2012 to present.	14	Lead Independent Director, Brookfield Properties, Inc.; Director and Chairman, Brookfield Residential Properties, Inc.

(1)	The address for each Trustee and officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.
(2)	Each Trustee serves until resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all Independent Trustees, which provides that Independent Trustees shall resign from the Board on December 31 of the year such Trustee reaches the age of 75.
(3)	The Fund Complex consists of Van Eck Funds, Van Eck VIP Trust and Market Vectors ETF Trust.
(A)	Member of the Audit Committee.
(G)	Member of the Governance Committee.
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Set forth below is additional information relating to the professional experience, attributes and skills of each Trustee relevant to such individual’s qualifications to serve as a Trustee:

Jon Lukomnik has extensive business and financial experience, particularly in the investment management industry. He currently serves as Managing Partner of Sinclair Capital LLC, a consulting firm to the investment management industry and is Executive Director for Investor Responsibility Research Center Institute, a not-for-profit organization that funds research on corporate responsibility and investing.

Jane DiRenzo Pigott has extensive business and financial experience and serves as Managing Director of R3 Group LLC, a firm specializing in providing leadership, change and diversity/inclusion consulting services. Ms. Pigott has prior experience as an independent trustee of other mutual funds and previously served as chair of the global Environmental Law practice group at Winston & Strawn LLP.

Wayne Shaner has extensive business and financial experience, particularly in the investment management industry. He currently serves as the Managing Partner of Rockledge Partners LLC, a registered investment adviser and as a Public Member of the Investment Committee of the Maryland State Retirement System. Mr. Shaner also has experience as an independent trustee of another mutual funds.

Alastair Short has extensive business and financial experience, particularly in the investment management industry. He has served as a president, board member or executive officer of various businesses, including asset management and private equity investment firms. Mr. Short also serves as an independent director of an offshore investment company.

Richard Stamberger has extensive business and financial experience and serves as the president, chief executive officer and board member of SmartBrief Inc., a media company. Mr. Stamberger has experience as a member of the board of directors of numerous not-for-profit organizations and has more than 15 years of experience as a member of the Board of the Trust.

Robert Stelzl has extensive business and financial experience, particularly in the investment management and real estate industries. He currently serves as a court-appointed trustee for a number of family trusts for which he provides investment management services.

The forgoing information regarding the experience, qualifications, attributes and skills of Trustees is provided pursuant to requirements of the SEC, and does not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

COMMITTEE STRUCTURE

The Board has established a standing Audit Committee and a standing Governance Committee to assist the Board in the oversight and direction of the business and affairs of the Trust. Each Committee is comprised of all of the members of the Board, all of whom are Independent Trustees.

Audit Committee. This Committee met [two] times during 2013. The duties of this Committee include meeting with representatives of the Trust’s independent registered public accounting firm to review fees, services, procedures, conclusions and recommendations of independent registered public accounting firms and to discuss the Trust’s system of internal controls. Thereafter, the Committee reports to the Board the Committee’s findings and recommendations concerning internal accounting matters as well as its recommendation for retention or dismissal of the auditing firm. Mr. Short has served as the Chairperson of the Audit Committee since January 1, 2006. Except for any duties specified herein or pursuant to the Trust’s charter document, the designation of Chairperson of the Audit Committee does not

33

impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

Governance Committee. This Committee met [three] times during 2013. The duties of this Committee include consideration of recommendations on nominations for Trustees, review of the composition of the Board, and recommendations of meetings, compensation and similar matters. In addition, on an annual basis, the Governance Committee conducts an evaluation of the performance of the Board and its Committees, including the effectiveness of the Board’s Committee structure and the number of funds on whose board each Trustee serves. When considering potential nominees for election to the Board and to fill vacancies occurring on the Board, where shareholder approval is not required, and as part of the annual self-evaluation, the Governance Committee reviews the mix of skills and other relevant experiences of the Trustees. Currently, Ms. Pigott serves as the Chairperson of the Governance Committee.

The Independent Trustees shall, when identifying candidates for the position of Independent Trustee, consider candidates recommended by a shareholder of the Fund if such recommendation provides sufficient background information concerning the candidate and evidence that the candidate is willing to serve as an Independent Trustee if selected, and is received in a sufficiently timely manner. Shareholders should address recommendations in writing to the attention of the Governance Committee, c/o the Secretary of the Trust. The Secretary shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt. The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations.

OFFICER INFORMATION

The executive officers of the Trust, their age and address, the positions they hold with the Trust, their term of office and length of time served and their principal business occupations during the past five years are shown below.

OFFICER’S NAME, ADDRESS (1) AND AGE	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED (2)	PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS
Russell G. Brennan, 49	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of VEAC (since 2008); Officer of other investment companies advised by VEAC.

Charles T. Cameron, 54	Vice President	Since 1996	Director of Trading (Since 1995) and Portfolio Manager (since 1997) for VEAC; Officer of other investment companies advised by VEAC.

John J. Crimmins, 56	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Since 2009 (Treasurer); since 2012 (Vice President, Chief Financial Officer and Principal Accounting Officer)	Vice President of Portfolio Administration of VEAC (since 2009); Vice President of Van Eck Securities Corporation (VESC) and the Adviser (since 2009); Chief Financial, Operating and Compliance Officer, Kern Capital Management LLC (September 1997-February 2009); Officer of other investment companies advised by VEAC.

Wu-Kwan Kit, 32	Assistant Vice President and Assistant Secretary	Since 2011	Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEAC (since 2011); Associate, Schulte Roth & Zabel LLP (September 2007-August 2011)

Susan C. Lashley, 59	Vice President	Since 1998	Vice President of VEAC and VESC; Officer of other investment companies advised by VEAC.

Laura I. Martínez, 34	Assistant Vice President and Assistant Secretary	Since 2008	Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEAC (since 2008); Associate, Davis Polk & Wardwell (October 2005-June 2008); Officer of other investment companies advised by VEAC.
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OFFICER’S NAME, ADDRESS (1) AND AGE	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED (2)	PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS
Joseph J. McBrien, 65	Senior Vice President, Secretary and Chief Legal Officer	Since 2006	Senior Vice President, General Counsel and Secretary of the Adviser, VESC and VEAC (since December 2005); Director of the Adviser and VESC (since October 2010); Chief Compliance Officer of the Adviser and VEAC (March 2013 – September 2013); Officer of other investment companies advised by VEAC.

Jonathan R. Simon, 39	Vice President and Assistant Secretary	Since 2006	Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEAC (since 2006); Officer of other investment companies advised by VEAC.

Bruce J. Smith, 59	Senior Vice President	Since 1985	Senior Vice President, Chief Financial Officer, Treasurer and Controller of the Adviser, VESC and VEAC (since 1997); Director of the Adviser, VESC and VEAC (since October 2010); Officer of other investment companies advised by VEAC.

Janet Squitieri, 52	Chief Compliance Officer	Since September 2013	Vice President, Global Head of Compliance of the Adviser, VESC and VEAC (since September 2013); Chief Compliance Officer and Senior Vice President North America of HSBC Global Asset Management NA (August 2010 – September 2013); Chief Compliance Officer North America of Babcock & Brown LP (July 2008 - June 2010).

Jan F. van Eck, 50	Chief Executive Officer and President	Since 2005 (serves as Chief Executive Officer and President since 2010, prior thereto served as Executive Vice President)	President, Director and Owner of VEAC (since July 1993); Executive Vice President of VEAC (January 1985 - October 2010); Director (since November 1985), President (since October 2010) and Executive Vice President (June 1991 - October 2010) of VESC; Director and President of the Adviser; Trustee, President and Chief Executive Officer of Market Vectors ETF Trust; Officer of other investment companies advised by VEAC.

(1)	The address for each Executive Officer is 335 Madison Avenue, 19th Floor, New York, NY 10017.
(2)	Officers are elected yearly by the Board.

TRUSTEE SHARE OWNERSHIP

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in all registered investment companies advised by the Adviser or its affiliates (“Family of Investment Companies”) that are overseen by the Trustee is shown below.

Name of Trustee	Dollar Range of Equity Securities in the Fund (As of December 31, 2013)*	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen By Trustee In Family of Investment Companies (As of December 31, 2013)*
Jon Lukomnik
Jane DiRenzo Pigott
Wayne Shaner
R. Alastair Short
Richard D. Stamberger
Robert Stelzl

* Includes shares which may be deemed to be beneficially owned through the Trustee Deferred Compensation Plan.

As of [March 31, 2014], the Trustees and officers, as a group, owned less than 1% of the Fund and each class of the Fund, except for Class [X] ([X.XX]%).

As to each Independent Trustee and his/her immediate family members, no person owned beneficially or of record securities in an investment manager or principal underwriter of the Fund, or a

35

person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the investment manager or principal underwriter of the Fund.

2013 COMPENSATION TABLE

The Trustees are paid for services rendered to the Trust and Van Eck VIP Trust (the “Van Eck Trusts”), each a registered investment company managed by the Adviser or its affiliates, which are allocated to each series of the Van Eck Trusts based on their average daily net assets. Effective January 1, 2013, each Independent Trustee is paid an annual retainer of $60,000, a per meeting fee of $10,000 for regular meetings of the Board and a per meeting fee of $5,000 for telephonic meetings. The Van Eck Trusts pay the Chairperson of the Board an annual retainer of $20,000, the Chairperson of the Audit Committee an annual retainer of $10,000 and the Chairperson of the Governance Committee an annual retainer of $10,000. The Van Eck Trusts also reimburse each Trustee for travel and other out-of-pocket expenses incurred in attending such meetings. No pension or retirement benefits are accrued as part of Trustee compensation.

The table below shows the compensation paid to the Trustees for the fiscal year ended December 31, 2013. Annual Trustee fees may be reviewed periodically and changed by the Board.

	Jon Lukomnik(1)	Jane DiRenzo Pigott(2)	Wayne H. Shaner	R. Alastair Short	Richard D. Stamberger(3)	Robert Stelzl(4)
Aggregate Compensation from the Van Eck Trusts
Aggregate Deferred Compensation from the Van Eck Trusts
Pension or Retirement Benefits Accrued as Part of the Van Eck Trusts’ Expenses	N/A	N/A	N/A	N/A	N/A	N/A
Estimated Annual Benefits Upon Retirement	N/A	N/A	N/A	N/A	N/A	N/A
Total Compensation From the Van Eck Trusts and the Fund Complex(5) Paid to Trustee

(1)	As of December 31, 2013, the value of Mr. Lukomnik’s account under the deferred compensation plan was $[XXX].
(2)	As of December 31, 2013, the value of Ms. Pigott’s account under the deferred compensation plan was $[XXX].
(3)	As of December 31, 2013, the value of Mr. Stamberger’s account under the deferred compensation plan was $[XXX].
(4)	As of December 31, 2013, the value of Mr. Stelzl’s account under the deferred compensation plan was $[XXX].
(5)	The “Fund Complex” consists of the Van Eck Trusts and Market Vectors ETF Trust.

PRINCIPAL SHAREHOLDERS

Principal Holders Ownership

As of [March 31, 2014], shareholders of record of 5% or more of the outstanding shares of each class of the Fund were as follows:

CLASS	NAME AND ADDRESS OF OWNER	PERCENTAGE OF CLASS OF FUND OWNED

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Control Person Ownership

As of [March 31, 2014], no person owned directly or through one or more controlled companies more than 25% of the voting securities of the Fund.

POTENTIAL CONFLICTS OF INTEREST

ADVISER

The Adviser (and its principals, affiliates or employees) may serve as investment adviser to other client accounts and conduct investment activities for their own accounts. Such “Other Clients” may have investment objectives or may implement investment strategies similar to those of the Fund. When the Adviser implements investment strategies for Other Clients that are similar or directly contrary to the positions taken by the Fund, the prices of the Fund’s securities may be negatively affected. For example, when purchase or sales orders for the Fund are aggregated with those of other funds and/or Other Clients and allocated among them, the price that the Fund pays or receives may be more in the case of a purchase or less in a sale than if the Adviser served as adviser to only the Fund. When Other Clients are selling a security that the Fund owns, the price of that security may decline as a result of the sales. The compensation that the Adviser receives from other clients may be higher than the compensation paid by the Fund to the Adviser. The Adviser does not believe that its activities materially disadvantage the Fund. The Adviser has implemented procedures to monitor trading across the Fund and its Other Clients.

PROXY VOTING POLICIES AND PROCEDURES

The Fund’s proxy voting record is available upon request and on the SEC’s website at http://www.sec.gov. The Trust is required to disclose annually the Fund’s complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for the Fund is available through the Fund’s website, at vaneck.com, or by writing to 335 Madison Avenue, 19th Floor, New York, New York 10017. The Fund’s Form N-PX is also available on the SEC’s website at www.sec.gov.

Proxies for the Fund’s portfolio securities are voted in accordance with the Adviser’s proxy voting policies and procedures, except to the extent a Sub-Adviser determines that it would be in the best interests of shareholders to deviate from such guidelines for one or more specific proposals. The proxy voting policies and procedures for the Adviser are set forth in Appendix A to this SAI.

CODE OF ETHICS

The Fund, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act, designed to monitor personal securities transactions by their personnel (the “Personnel”). The Code of Ethics requires that all trading in securities that are being purchased or sold, or are being considered for purchase or sale, by the Fund must be approved in advance by the Head of Trading, the Director of Research and the Chief Compliance Officer of the Adviser. Approval will be granted if the security has not been purchased or sold or recommended for purchase or sale for the Fund on the day that the personnel of the Adviser requests pre-clearance, or otherwise if it is determined that the personal trading activity will not have a negative or appreciable impact on the price or market of the security, or is of such a nature that it does not present the dangers or potential for abuses that are likely to result in harm or detriment to the Fund. At the end of each calendar quarter, all Personnel must file a report of all transactions entered into during the quarter. These reports are reviewed by a senior officer of the Adviser.

Generally, all Personnel must obtain approval prior to conducting any transaction in securities. Independent Trustees, however, are not required to obtain prior approval of personal securities transactions. A Personnel member may purchase securities in an IPO or private placement, provided that he or she obtains pre-clearance of the purchase and makes certain representations.

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PURCHASE OF SHARES

The Fund may invest in securities or futures contracts listed on foreign exchanges which trade on Saturdays or other customary United States national business holidays (i.e., days on which the Fund is not open for business). Consequently, since the Fund will compute its net asset values only Monday through Friday, exclusive of national business holidays, the net asset values of shares of the Fund may be significantly affected on days when an investor has no access to the Fund. The sale of shares will be suspended during any period when the determination of net asset value is suspended, and may be suspended by the Board whenever the Board judges it is in the Fund’s best interest to do so.

Certificates for shares of the Fund will not be issued.

The Fund may reject a purchase order for any reason, including an exchange purchase, either before or after the purchase.

If you purchase shares through a financial intermediary, different purchase minimums may apply. Van Eck reserves the right to waive the investment minimums under certain circumstances.

Van Eck reserves the right to allow a financial intermediary that has a Class I Agreement with Van Eck to purchase shares for its own omnibus account and for its clients’ accounts in Class I shares of a Fund on behalf of its eligible clients which are Employer-Sponsored Retirement Plans with plan assets of $3 million or more.

AVAILABILITY OF DISCOUNTS

An investor or the Broker or Agent must notify DST Systems, Inc., the Fund’s transfer agent (“DST”), or the Distributor at the time of purchase whenever a quantity discount or reduced sales charge is applicable to a purchase. Quantity discounts described above may be modified or terminated at any time without prior notice.

BREAKPOINT LINKAGE RULES FOR DISCOUNTS

The term “spouse” also includes civil union and common law marriage as defined by the state laws of residence. The term “child” also includes stepchild. Trust accounts may be linked by trustee if the primary owner or family member is related, by trustee, by grantor and by beneficiary.

VALUATION OF SHARES

The net asset value per share of the Fund is computed by dividing the value of all of the Fund’s securities plus cash and other assets, less liabilities, by the number of shares outstanding. The net asset value per share is computed as of the close of the NYSE, usually 4:00 p.m. New York time, Monday through Friday, exclusive of national business holidays. The Fund will be closed on the following national business holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (or the days on which these holidays are observed).

Shares of the Fund are sold at the public offering price, which is determined once each day the Fund is open for business and is the net asset value per share. The net asset values need not be computed on a day in which no orders to purchase, sell or redeem shares of the Fund have been received.

Dividends paid by the Fund with respect to Class A, Class C, Class I and Class Y shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except that the higher distribution services fee and any incremental transfer agency costs relating to Class C shares will be borne exclusively by that Class. The Trustees have determined that currently no

38

conflict of interest exists between the Class A, Class C, Class I and Class Y shares. On an ongoing basis, the Board, pursuant to their fiduciary duties under the 1940 Act and state laws, will seek to ensure that no such conflict arises.

The Fund’s Class A shares are sold at the public offering price, which is determined once each day the Fund is open for business and is the net asset value per share plus a sales charge in accordance with the schedule set forth in the Prospectus.

Set forth below is an example of the computation of the public offering price for a Class A share of the Fund on December 31, 2013, under the then-current maximum sales charge:

MULTI-MANAGER ALTERNATIVES FUND – A

Net asset value and repurchase price per share on $.001 par value capital shares outstanding	$[X.XX]
Maximum sales charge (as described in the Prospectus)	$[X.XX]
Maximum offering price per share	$[X.XX]

In determining whether a deferred sales charge is applicable to Class C shares, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first from any Class A shares in the shareholder’s Fund account (unless a specific request is made to redeem a specific class of shares), Class C shares held for over one year and shares attributable to appreciation or shares acquired pursuant to reinvestment, and third of any Class C shares held longest during the applicable period.

The value of a financial futures or commodity futures contract equals the unrealized gain or loss on the contract that is determined by marking it to the current settlement price for a like contract acquired on the day on which the commodity futures contract is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity. Securities or futures contracts for which market quotations are readily available are valued at market value, which is currently determined using the last reported sale price. If no sales are reported as in the case of most securities traded over-the-counter, securities are valued at the mean of their bid and asked prices at the close of trading on the NYSE. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board as the primary market. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market. Options are valued at the last sales price unless the last sales price does not fall within the bid and ask prices at the close of the market, at which time the mean of the bid and ask prices is used. All other securities are valued at their fair value as determined in good faith by the Board. Foreign securities or futures contracts quoted in foreign currencies are valued at appropriately translated foreign market closing prices or as the Board may prescribe.

Generally, trading in foreign securities and futures contracts, as well as corporate bonds, United States Government securities and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in determining the net asset value of the shares of the Fund may be computed as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the value of such securities and such exchange rates may occur between such times and the close of the NYSE which will not be reflected in the computation of the Fund’s net asset values. If events materially affecting the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith by the Board.

The Fund’s investments are generally valued based on market quotations which may be based on quotes obtained from a quotation reporting system, established market makers, broker dealers or by an outside independent pricing service. When market quotations are not readily available for a portfolio

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security, the Fund must use the security’s “fair value” as determined in good faith in accordance with the Fund’s Fair Value Pricing Procedures, which are approved by the Board. As a general principle, the current fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. The Fund’s Pricing Committee, whose members are selected by the senior management of the Adviser, is responsible for recommending fair value procedures to the Board and for administering the process used to arrive at fair value prices. Factors that may cause the Fund to use the fair value of a portfolio security to calculate the Fund’s NAV include, but are not limited to: (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is limited or suspended and not resumed prior to the time at which the Fund calculates its NAV, (3) the market for the relevant security is thin, or “stale” because its price doesn’t change in 5 consecutive business days, (4) the Investment Adviser determines that a market quotation is inaccurate, for example, because price movements are highly volatile and cannot be verified by a reliable alternative pricing source, or (5) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time at which the Fund calculates its NAV.

In determining the fair value of securities, the Pricing Committee will consider, among other factors, the fundamental analytical data relating to the security, the nature and duration of any restrictions on disposition of the security, and the forces influencing the market in which the security is traded.

Foreign securities in which the Fund invest may be traded in markets that close before the time that the Fund calculates its NAV. Foreign securities are normally priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Investment Adviser’s determination of the impact of events, such as a significant movement in the U.S. markets occurring subsequent to the close of such markets but prior to the time at which the Fund calculates its NAV. In such cases, the Pricing Committee will apply a fair valuation formula to all foreign securities based on the Committee’s determination of the effect of the U.S. significant event with respect to each local market.

The Board authorized the Adviser to retain an outside pricing service to value certain portfolio securities. The pricing service uses an automated system incorporating a model based on multiple parameters, including a security’s local closing price (in the case of foreign securities), relevant general and sector indices, currency fluctuations, and trading in depositary receipts and futures, if applicable, and/or research evaluations by its staff, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. Because of the inherent uncertainty in fair valuations, and the various factors considered in determining value pursuant to the Fund’s fair value procedures, there can be significant deviations between a fair value price at which a portfolio security is being carried and the price at which it is purchased or sold. Furthermore, changes in the fair valuation of portfolio securities may be less frequent, and of greater magnitude, than changes in the price of portfolio securities valued by an independent pricing service, or based on market quotations.

EXCHANGE PRIVILEGE

Shareholders of the Fund may exchange their shares for shares of the same class of other funds in the Trust. The Exchange Privilege will not be available if the proceeds from a redemption of shares of the Fund whose shares qualify are paid directly to the shareholder. The Exchange Privilege is not available for shares which are not on deposit with DST or State Street Bank and Trust Company (“SSBT”), or shares which are held in escrow pursuant to a Letter of Intent. If certificates representing shares of the Fund accompany a written exchange request, such shares will be deposited into an account with the same registration as the certificates upon receipt by DST.

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The Fund reserves the right to (i) charge a fee of not more than $5.00 per exchange payable to the Fund or charge a fee reasonably intended to cover the costs incurred in connection with the exchange; (ii) establish a limit on the number and amount of exchanges made pursuant to the Exchange Privilege, as disclosed in the Prospectus and (iii) terminate the Exchange Privilege without written notice. In the event of such termination, shareholders who have acquired their shares pursuant to the Exchange Privilege will be afforded the opportunity to re-exchange such shares for shares of the Fund originally purchased without sales charge, for a period of not less than three (3) months.

By exercising the Exchange Privilege, each shareholder whose shares are subject to the Exchange Privilege will be deemed to have agreed to indemnify and hold harmless the Trust and each of its series, their Adviser, sub-investment adviser (if any), distributor, transfer agent, SSBT and the officers, directors, employees and agents thereof against any liability, damage, claim or loss, including reasonable costs and attorneys’ fees, resulting from acceptance of, or acting or failure to act upon, or acceptance of unauthorized instructions or non-authentic telephone instructions given in connection with, the Exchange Privilege, so long as reasonable procedures are employed to confirm the authenticity of such communications. (For more information on the Exchange Privilege, see the Prospectus).

CLASS CONVERSIONS

Eligible shareholders may convert their shares from one class to another class within the same Fund, without any conversion fee, upon request by such shareholders or their financial intermediaries. For federal income tax purposes, a same-fund conversion from one class to another is not expected to result in the realization by the shareholder of a capital gain or loss (non-taxable conversion). Generally, Class C shares subject to a contingent deferred redemption charge (“CDRC”) and Class A shares subject to a contingent deferred sales charge (“CDSC”) are not eligible for conversion until the applicable CDRC or CDSC period has expired. Not all share classes are available through all financial intermediaries or all their account types or programs. To determine whether you are eligible to invest in a specific class of shares, see the section of the Prospectus entitled “Shareholder Information - How to Choose a Class of Shares” and contact your financial intermediary for additional information.

INVESTMENT PROGRAMS

DIVIDEND REINVESTMENT PLAN. Reinvestments of dividends of the Fund will occur on a date selected by the Board.

AUTOMATIC EXCHANGE PLAN. Investors may arrange under the Automatic Exchange Plan to have DST collect a specified amount once a month or quarter from the investor’s account in the Fund and purchase full and fractional shares of another Fund in the same class at the public offering price next computed after receipt of the proceeds. Further details of the Automatic Exchange Plan are given in the application which is available from DST or the Fund. Class C shares are not eligible.

An investor should realize that he is investing his funds in securities subject to market fluctuations, and accordingly the Automatic Exchange Plan does not assure a profit or protect against depreciation in declining markets. The Automatic Exchange Plan contemplates the systematic purchase of securities at regular intervals regardless of price levels.

The expenses of the Automatic Exchange Plan are general expenses of the Fund and will not involve any direct charge to the participating shareholder. The Automatic Exchange Plan is completely voluntary and may be terminated on fifteen days’ notice to DST.

LETTER OF INTENT (“LOI” or “Letter”). For LOIs, out of an initial purchase (or subsequent purchases if necessary), 5% of the specified dollar amount of an LOI will be held in escrow by DST in a shareholder’s account until the shareholder’s total purchases of the Funds (except the Money Fund) pursuant to the LOI plus a shareholder’s accumulation credit (if any) equal the amount specified in the Letter. A purchase not originally made pursuant to an LOI may be included under a backdated Letter

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executed within 90 days of such purchase (accumulation credit). If total purchases pursuant to the Letter plus any accumulation credit are less than the specified amount of the Letter, the shareholder must remit to the Distributor an amount equal to the difference in the dollar amount of sales charge the shareholder actually paid and the amount of sales charge which the shareholder would have paid on the aggregate purchases if the total of such purchases had been made at a single time. If the shareholder does not within 20 business days after written request by the dealer or bank or by the Distributor pay such difference in sales charge, DST, upon instructions from the Distributor, is authorized to cause to be repurchased (liquidated) an appropriate number of the escrowed shares in order to realize such difference. A shareholder irrevocably constitutes and appoints DST, as escrow agent, to surrender for repurchase any or all escrowed shares with full power of substitution in the premises and agree to the terms and conditions set forth in the Prospectus and SAI. A LOI is not effective until it is accepted by the Distributor.

AUTOMATIC INVESTMENT PLAN. Investors may arrange under the Automatic Investment Plan to have DST collect a specified amount once a month or quarter from the investor’s checking account and purchase full and fractional shares of the Fund at the public offering price next computed after receipt of the proceeds. Further details of the Automatic Investment Plan are given in the application which is available from DST or the Fund.

An investor should realize that he is investing his funds in securities subject to market fluctuations, and accordingly the Automatic Investment Plan does not assure a profit or protect against depreciation in declining markets. The Automatic Investment Plan contemplates the systematic purchase of securities at regular intervals regardless of price levels.

The expenses of the Automatic Investment Plan are general expenses of the Fund and will not involve any direct charge to the participating shareholder. The Automatic Investment Plan is completely voluntary. The Automatic Investment Plan may be terminated on thirty days’ notice to DST.

AUTOMATIC WITHDRAWAL PLAN. The Automatic Withdrawal Plan is designed to provide a convenient method of receiving fixed redemption proceeds at regular intervals from shares of the Fund deposited by the investor under this Plan. Class C shares are not eligible, except for automatic withdrawals for the purpose of retirement account distributions. Further details of the Automatic Withdrawal Plan are given in the application, which is available from DST or the Fund.

In order to open an Automatic Withdrawal Plan, the investor must complete the Application and deposit or purchase for deposit, with DST, the agent for the Automatic Withdrawal Plan, shares of the Fund having a total value of not less than $10,000 based on the offering price on the date the Application is accepted, except for automatic withdrawals for the purpose of retirement account distributions.

Income dividends and capital gains distributions on shares under an Automatic Withdrawal Plan will be credited to the investor’s Automatic Withdrawal Plan account in full and fractional shares at the net asset value in effect on the reinvestment date.

Periodic checks for a specified amount will be sent to the investor, or any person designated by him, monthly or quarterly (January, April, July and October). The Fund will bear the cost of administering the Automatic Withdrawal Plan.

Redemption of shares of the Fund deposited under the Automatic Withdrawal Plan may deplete or possibly use up the initial investment plus income dividends and distributions reinvested, particularly in the event of a market decline. In addition, the amounts received by an investor cannot be considered an actual yield or income on his investment, since part of such payments may be a return of his capital. The redemption of shares under the Automatic Withdrawal Plan may give rise to a taxable event.

The maintenance of an Automatic Withdrawal Plan concurrently with purchases of additional shares of the Fund would be disadvantageous because of the sales charge payable with respect to such

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purchases. An investor may not have an Automatic Withdrawal Plan in effect and at the same time have in effect an Automatic Investment Plan or an Automatic Exchange Plan. If an investor has an Automatic Investment Plan or an Automatic Exchange Plan, such service must be terminated before an Automatic Withdrawal Plan may take effect.

The Automatic Withdrawal Plan may be terminated at any time (1) on 30 days notice to DST or from DST to the investor, (2) upon receipt by DST of appropriate evidence of the investor’s death or (3) when all shares under the Automatic Withdrawal Plan have been redeemed. Upon termination, unless otherwise requested, certificates representing remaining full shares, if any, will be delivered to the investor or his duly appointed legal representatives.

SHARES PURCHASED BY NON-U.S. FINANCIAL INSTITUTIONS

Class A shares of the Fund which are sold with a sales charge may be purchased by a foreign bank or other foreign fiduciary account, with an international selling agreement, for the benefit of foreign investors at the sales charge applicable to the Fund’s $500,000 breakpoint level, in lieu of the sales charge in the above scale. The Distributor has entered into arrangements with foreign financial institutions pursuant to which such institutions may be compensated by the Distributor from its own resources for assistance in distributing Fund shares. Clients of Netherlands’ insurance companies who are not U.S. citizens or residents may purchase shares without a sales charge. Clients of fee-only advisors that purchase shares through a foreign bank or other foreign fiduciary account for the benefit of foreign investors may purchase shares without a sales charge.

TAXES

The following summary outlines certain federal income tax considerations relating to an investment in the Fund by a taxable U.S. investor (as defined below). This summary is intended only to provide general information to U.S. investors that hold the shares as a capital asset, is not intended as a substitute for careful tax planning, does not address any foreign, state or local tax consequences of an investment in the Fund, and does not address the tax considerations that may be relevant to investors subject to special treatment under the Code. This summary should not be construed as legal or tax advice. This summary is based on the provisions of the Code, applicable U.S. Treasury regulations, administrative pronouncements of the Internal Revenue Service and judicial decisions in effect as of March 2013. Those authorities may be changed, possibly retroactively, or may be subject to differing interpretations so as to result in U.S. federal income tax consequences different from those summarized herein. Prospective investors should consult their own tax advisors concerning the potential federal, state, local and foreign tax consequences of an investment in the Fund, with specific reference to their own tax situation.

As used herein, the term “U.S. investor” means an investor that, for U.S. federal income tax purposes, is (1) an individual who is a citizen or resident of the U.S., (2) a corporation, or other entity taxable as a corporation, that is created or organized in or under the laws of the U.S. or of any political subdivision thereof, (3) an estate, the income of which is subject to U.S. federal income tax regardless of its source, or (4) a trust if (i) it is subject to the primary supervision of a court within the U.S. and one or more U.S. persons as described in Code Section 7701(a)(30) have the authority to control all substantial decisions of the trust or (ii) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person. If a partnership or other entity treated as a partnership holds the shares, the tax treatment of a partner in such partnership or equity owner in such other entity generally will depend on the status of the partner or equity owner and the activities of the partnership or other entity.

TAXATION OF THE FUND IN GENERAL

The Fund intends to continue to qualify and elect to be treated each taxable year as a “regulated investment company” under Subchapter M of the Code. To so qualify, the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to

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securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) satisfy certain diversification requirements.

As a regulated investment company, the Fund will not be subject to federal income tax on its net investment income and capital gain net income (net long-term capital gains in excess of net short-term capital losses) that it distributes to shareholders if at least 90% of its net investment company taxable income for the taxable year is distributed. However, if for any taxable year the Fund does not satisfy the requirements of Subchapter M of the Code, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distribution to shareholders, and such distributions will be taxable to shareholders as dividend income to the extent of the Fund’s current or accumulated earnings or profits.

The Fund will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year the Fund must distribute, or be deemed to have distributed, (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the twelve month period ending on October 31 (or December 31, if the Fund so elects), and (iii) all ordinary income and capital gains for previous years that were not distributed during such years. For this purpose, any income or gain retained by the Fund that is subject to corporate tax will be considered to have been distributed by year-end. The Fund intends to make sufficient distributions to avoid this 4% excise tax.

TAXATION OF THE FUND’S INVESTMENTS

Original Issue Discount and Market Discount. For federal income tax purposes, debt securities purchased by the Fund may be treated as having original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as income earned by the Fund, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount included in the income of the Fund each year is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. Because the Fund must include original issue discount in income, it will be more difficult for the Fund to make the distributions required for them to maintain their status as a regulated investment company under Subchapter M of the Code or to avoid the 4% excise tax described above.

Debt securities may be purchased by the Fund at a discount which exceeds the original issue discount remaining on the securities, if any, at the time the Fund purchased the securities. This additional discount represents market discount for federal income tax purposes. In the case of any debt security issued after July 18, 1984, having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless the Fund elect to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis. The Fund may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred or continued to purchase or carry any debt security having market discount, unless they make the election to include market discount currently.

Options and Futures Transactions. Certain of the Fund’s investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in the Fund’s income for purposes of the 90% test, the excise tax and the distribution requirements applicable to regulated investment companies, (ii) defer recognition of realized losses, and (iii) characterize both realized and unrealized gain or loss as short-term or long-term gain or loss. Such provisions generally apply to options and futures contracts. The extent to which the Fund makes such investments may be materially limited by these provisions of the Code.

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Foreign Currency Transactions. Under Section 988 of the Code, special rules are provided for certain foreign currency transactions. Foreign currency gains or losses from foreign currency contracts (whether or not traded in the interbank market), from futures contracts on foreign currencies that are not “regulated futures contracts,” and from unlisted or equity options are treated as ordinary income or loss under Section 988. The Fund may elect to have foreign currency-related regulated futures contracts and listed non-equity options be subject to ordinary income or loss treatment under Section 988. In addition, in certain circumstances, the Fund may elect capital gain or loss treatment for foreign currency transactions. The rules under Section 988 may also affect the timing of income recognized by the Fund. Under future Treasury Regulations, any such transactions that are not directly related to a Fund’s investment in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the qualifying income test described above

Subsidiary. As described in its Prospectus, the Fund intends to invest a portion of its assets in the Subsidiary, which will be classified as a corporation for U.S. federal income tax purposes.

A foreign corporation, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business. It is expected that the Subsidiary will conduct its activities in a manner so as to meet the requirements of a safe harbor under Section 864(b)(2) of the Internal Revenue Code under which the Subsidiary may engage in trading in stocks or securities or certain commodities without being deemed to be engaged in a U.S. trade or business. However, if certain of the Subsidiary’s activities were determined not to be of the type described in the safe harbor (which is not expected), then the activities of such Subsidiary may constitute a U.S. trade or business, or be taxed as such.

In general, foreign corporations, such as the Subsidiary, that do not conduct a U.S. trade or business are nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. There is presently no tax treaty in force between the U.S. and the Cayman Islands that would reduce this rate of withholding tax. It is not expected that the Subsidiary will derive income subject to such withholding tax.

The Subsidiary is expected to be treated as a controlled foreign corporation (“CFC”). The Fund will be treated as a “U.S. shareholder” of the Subsidiary. As a result, the Fund is expected to include in gross income for U.S. federal income tax purposes all of the Subsidiary’s “subpart F income,” whether or not such income is distributed by the Subsidiary. It is expected that all of the Subsidiary’s income will be “subpart F income.” The Fund’s recognition of the Subsidiary’s “subpart F income” will increase the Fund’s tax basis in the Subsidiary. Distributions by the Subsidiary to the Fund will be tax-free, to the extent of its previously undistributed “subpart F income,” and will correspondingly reduce the Fund’s tax basis in the Subsidiary. “Subpart F income” is generally treated as ordinary income, regardless of the character of the Subsidiary’s underlying income. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Subsidiary’s parent Fund.

Recent and prospective Congressional and IRS actions may potentially impact the tax treatment of the Subsidiary. In December 2010, the President signed into law the Regulated Investment Company Modernization Act of 2010 (the “RIC Modernization Act”), which updated certain tax rules applicable to regulated investment companies. Included in the House version of the RIC Modernization Act was a provision that would have allowed regulated investment companies to treat gains from commodities as qualifying income for purposes of their 90% gross income requirement, but that provision of the bill was not included in the version of the bill that was signed into law. An inference could be drawn from this legislative history that Congress considered whether income from commodities should be included in the definition of qualifying income and concluded that it should not.

The IRS may be taking the opportunity to reconsider whether the use of a subsidiary to invest in commodities frustrates the intention of the qualifying income requirement. The IRS has announced an internal review of its position with respect to the tax treatment of a regulated investment company

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subsidiary that invests in commodities or commodity-related investments, and a moratorium on the issuance of new private letter rulings with respect to them. The Fund has not received a private letter ruling on its investment in the Subsidiary. In addition, on December 20, 2011, the chairman and ranking member of the Senate Permanent Subcommittee on Investigations wrote to the Commissioner of the IRS, requesting the IRS to re-evaluate its position with respect to such subsidiaries and conclude that current law does not permit regulated investment companies to utilize them to make investments in commodities. It is possible that a change in the IRS’s position or Congressional action could cause the IRS to treat distributions from the Subsidiary as income that is not qualifying income for purposes of the 90% gross income requirement, which could lead to significant adverse tax consequences for the Fund.

TAXATION OF THE SHAREHOLDERS

Dividends of net investment income and the excess of net short-term capital gain over net long-term capital loss are generally taxable as ordinary income to shareholders. However, a portion of the dividend income received by the Fund may constitute qualified dividend income eligible for a maximum rate of tax of 20% to individuals, trusts and estates. If the aggregate amount of qualified dividend income received by the Fund during any taxable year is less than 95% of the Fund’s gross income (as specifically defined for that purpose), the qualified dividend rule applies only if and to the extent reported by the Fund as qualified dividend income. The Fund may report such dividends as qualified dividend income only to the extent the Fund itself has qualified dividend income for the taxable year with respect to which such dividends are made. Qualified dividend income is generally dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with comprehensive tax treaties with the United States, or the stock of which is readily tradable on an established securities market in the United States), provided the Fund has held the stock in such corporations for more than 60 days during the 121 day period beginning on the date which is 60 days before the date on which such stock becomes ex-dividend with respect to such dividend (the “holding period requirement”). In order to be eligible for the 20% maximum rate on dividends from the Fund attributable to qualified dividends, shareholders must separately satisfy the holding period requirement with respect to their Fund shares. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) that are properly reported by the Fund as such are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders, except to the extent of gain from a sale or disposition of collectibles, such as precious metals, taxable currently at a 28% rate. Any loss realized upon a taxable disposition of shares within a year from the date of their purchase will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by shareholders during such period.

Dividends of net investment income and distributions of net capital gain will be taxable as described above whether received in cash or reinvested in additional shares. When distributions are received in the form of shares issued by the Fund, the amount of the dividend/distribution deemed to have been received by participating shareholders generally is the amount of cash which would otherwise have been received. In such case, participating shareholders will have a tax liability without a corresponding receipt of cash and will also have a basis for federal income tax purposes in each share received from the Fund equal to such amount of cash.

Dividends and/or distributions by the Fund result in a reduction in the net asset value of the Fund’s shares. Should a dividend/distribution reduce the net asset value below a shareholder’s cost basis, such dividend/distribution nevertheless would be taxable to the shareholder as ordinary income or long-term capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a dividend/distribution. The price of shares purchased at that time includes the amount of any forthcoming dividend/distribution. Those investors purchasing shares just prior to a dividend/distribution will then receive a return of their investment upon payment of such dividend/distribution which will nevertheless be taxable to them.

If a shareholder (i) incurs a sales load in acquiring shares in the Fund, and (ii) by reason of incurring such charge or making such acquisition acquires the right to acquire shares of one or more

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regulated investment companies without the payment of a load or with the payment of a reduced load (“reinvestment right”), and (iii) disposes of the shares before the 91st day after the date on which the shares were acquired, and (iv) subsequently acquires shares in that regulated investment company or in another regulated investment company and the otherwise applicable load charge is reduced pursuant to the reinvestment right, then the load charge will not be taken into account for purposes of determining the shareholder’s gain or loss on the disposition. For sales charges incurred in taxable years beginning after December 22, 2010, this sales charge deferral rule shall apply only when a shareholder makes such new acquisition of Fund shares or shares of a different regulated investment company during the period beginning on the date the original Fund shares are disposed of and ending on January 31 of the calendar year following the calendar year of the disposition of the original Fund shares. To the extent such charge is not taken into account in determining the amount of gain or loss, the charge will be treated as incurred in connection with the subsequently acquired shares and will have a corresponding effect on the shareholder’s basis in such shares.

The Fund may be subject to a tax on dividend or interest income received from securities of a non-U.S. issuer withheld by a foreign country at the source. The U.S. has entered into tax treaties with many foreign countries that entitle the Fund to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested within various countries is not known. If more than 50% of the value of the Fund’s total assets at the close of a taxable year consists of stocks or securities in foreign corporations, and the Fund satisfies the holding period requirements, the Fund may elect to pass through to its shareholders the foreign income taxes paid thereby. In such case, the shareholders would be treated as receiving, in addition to the distributions actually received by the shareholders, their proportionate share of foreign income taxes paid by the Fund, and will be treated as having paid such foreign taxes. The shareholders generally will be entitled to deduct or, subject to certain limitations, claim a foreign tax credit with respect to such foreign income taxes. A foreign tax credit may be allowed for shareholders who hold shares of the Fund for at least 16 days during the 31-day period beginning on the date that is 15 days before the ex-dividend date. Under certain circumstances, individual shareholders who have been passed through foreign tax credits of no more than $300 ($600 in the case of married couples filing jointly) during a tax year can elect to claim the foreign tax credit for these amounts directly on their federal income tax returns (IRS Forms 1040) without having to file a separate Form 1116 or having to comply with most foreign tax credit limitations, provided certain other requirements are met.

The Fund may be required to backup withhold federal income tax at a current rate of 28% from dividends paid to any shareholder who fails to furnish a certified taxpayer identification number (“TIN”) or who fails to certify that he or she is exempt from such withholding, or who the Internal Revenue Service notifies the Fund as having provided the Fund with an incorrect TIN or failed to properly report interest or dividends for federal income tax purposes. Any such withheld amount will be fully creditable on the shareholder’s U.S. federal income tax return, provided certain requirements are met. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties.

New Legislation. For taxable years beginning on or after January 1, 2013, a 3.8% Medicare contribution tax will be imposed on the net investment income of certain high-income individuals, trusts and estates. For this purpose, net investment income generally includes, among other things, distributions paid by the Fund, including capital gain dividends (but excluding exempt interest dividends), and any net gain from the sale of Fund shares.

FOREIGN ACCOUNT TAX COMPLIANCE ACT

The Foreign Account Tax Compliance Act (or “FATCA”) may impose withholding taxes on certain types of U.S. source income “withholdable payments” (including dividends, rents, gains from the sale of equity securities and certain interest payments) made to “foreign financial institutions” and certain other non-financial foreign entities unless (i) the foreign financial institution undertakes certain diligence and reporting obligations or (ii) the non-financial foreign entity either certifies it does not have any substantial U.S. owners or furnishes identifying information regarding each substantial U.S. owner. To avoid withholding upon receipt of payments, a foreign financial institution must enter into an agreement with the

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U.S. Treasury requiring, among other things, that it undertake to identify accounts held by certain U.S. persons or U.S.-owned foreign entities, annually report certain information about such accounts, and withhold 30% on payments to account holders whose actions prevent it from complying with these reporting and other requirements. Withholding under this legislation on withholdable payments to foreign financial institutions and non-financial foreign entities is expected to apply after December 31, 2016 with respect to gross proceeds of a disposition of property that can produce U.S. source interest or dividends and after December 31, 2013 with respect to other withholdable payments (although the legislation may apply sooner for such other withholdable payments made to non-financial foreign entities). Prospective investors should consult their own tax advisors regarding this new legislation.

TAXATION OF NON-U.S. INVESTORS

The foregoing summary of certain federal income tax considerations does not apply to potential investors in the Fund that are not U.S. investors (“Non-U.S. investors”). Distributions of ordinary income paid to Non-U.S. investors generally will be subject to a 30% U.S. withholding tax unless a reduced rate of withholding or a withholding exemption is provided under an applicable treaty. Prospective investors are urged to consult their tax advisors regarding the specific tax consequences discussed above.

REDEMPTIONS IN KIND

The Trust has elected to have the ability to redeem its shares in kind, committing itself to pay in cash all requests for redemption by any shareholder of record limited in amount with respect to each shareholder of record during any ninety-day period to the lesser of (i) $250,000 or (ii) 1% of the net asset value of such company at the beginning of such period.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Dealers and intermediaries may charge their customers a processing or service fee in connection with the purchase or redemption of fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and this SAI. Your dealer will provide you with specific information about any processing or service fees you will be charged.

DESCRIPTION OF THE TRUST

The Trust is an open-end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts on April 3, 1985. The Board has authority to issue an unlimited number of shares of beneficial interest of the Fund, $.001 par value. The Trust currently consists of eight separate series: Emerging Markets Fund, Global Hard Assets Fund, International Investors Gold Fund, Low Volatility Enhanced Commodity Fund, CM Commodity Index Fund, Unconstrained Emerging Markets Bond Fund, Long/Short Equity Fund and the Fund.

The Fund is classified as a non-diversified fund under the 1940 Act. A diversified fund is a fund which meets the following requirements: At least 75% of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies and other securities for the purpose of this calculation limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer. A non-diversified fund is any fund other than a diversified fund. This means that the Fund at the close of each quarter of its taxable year must, in general, limit its investment in the securities of a single issuer to (i) no more than 25% of its assets, (ii) with respect to 50% of the Fund’s assets, no more than 5% of its assets, and (iii) the Fund will not own more than 10% of outstanding voting securities. The Fund is a separate pool of assets of the Trust which is separately managed and which may have a different investment objective from that of another Fund. The Board has the authority, without the necessity of a shareholder vote, to create any number of new series.

48

Each share of the Fund has equal dividend, redemption and liquidation rights and when issued is fully paid and non-assessable by the Trust. Under the Trust’s Amended and Restated Master Trust Agreement, as amended (the “Master Trust Agreement”), no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meetings unless required by the 1940 Act. The Trustees are a self-perpetuating body unless and until fewer than 50% of the Trustees, then serving as Trustees, are Trustees who were elected by shareholders. At that time a meeting of shareholders will be called to elect additional Trustees. On any matter submitted to the shareholders, the holder of each Trust share is entitled to one vote per share (with proportionate voting for fractional shares). Under the Master Trust Agreement, any Trustee may be removed by vote of two-thirds of the outstanding Trust shares, and holders of ten percent or more of the outstanding shares of the Trust can require Trustees to call a meeting of shareholders for purposes of voting on the removal of one or more trustees. Shares of the Fund vote as a separate class, except with respect to the election of Trustees and as otherwise required by the 1940 Act. On matters affecting an individual Fund, a separate vote of that Fund is required. Shareholders of the Fund are not entitled to vote on any matter not affecting that Fund. In accordance with the 1940 Act, under certain circumstances, the Trust will assist shareholders in communicating with other shareholders in connection with calling a special meeting of shareholders.

Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liability for the obligations of the Trust. However, the Master Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Master Trust Agreement provides for indemnification out of the Trust’s property of all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The Adviser believes that, in view of the above, the risk of personal liability to shareholders is remote.

ADDITIONAL INFORMATION

CUSTODIAN. State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111 is the custodian of the Trust’s portfolio securities, cash, coins and bullion. The Custodian is authorized, upon the approval of the Trust, to establish credits or debits in dollars or foreign currencies with, and to cause portfolio securities of the Fund to be held by its overseas branches or subsidiaries, and foreign banks and foreign securities depositories which qualify as eligible foreign custodians under the rules adopted by the SEC.

TRANSFER AGENT. DST Systems, Inc., 210 West 10th Street, Kansas City, MO 64105 serves as transfer agent for the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.                       serves as independent registered public accounting firm for the Trust.

COUNSEL. Goodwin Procter LLP, Exchange Place, Boston, MA 02109 serves as counsel to the Trust.

FINANCIAL STATEMENTS

The audited financial statements of the Fund for the fiscal year ended December 31, 2013 are incorporated by reference from the Fund’s Annual Report to shareholders, which is available at no charge by visiting the Van Eck website at vaneck.com, or upon written or telephone request to the Trust at the address or telephone number set forth on the first page of this SAI.

49

APPENDIX A

ADVISER’S PROXY VOTING POLICIES

VAN ECK GLOBAL PROXY VOTING POLICIES

Van Eck Global (the “Adviser”) has adopted the following policies and procedures which are reasonably designed to ensure that proxies are voted in a manner that is consistent with the best interests of its clients in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940. When an adviser has been granted proxy voting authority by a client, the adviser owes its clients the duties of care and loyalty in performing this service on their behalf. The duty of care requires the adviser to monitor corporate actions and vote client proxies. The duty of loyalty requires the adviser to cast the proxy votes in a manner that is consistent with the best interests of the client.

Rule 206(4)-6 also requires the Adviser to disclose information about the proxy voting procedures to its clients and to inform clients how to obtain information about how their proxies were voted. Additionally, Rule 204-2 under the Advisers Act requires the Adviser to maintain certain proxy voting records.

An adviser that exercises voting authority without complying with Rule 206(4)-6 will be deemed to have engaged in a “fraudulent, deceptive, or manipulative” act, practice or course of business within the meaning of Section 206(4) of the Advisers Act.

The Adviser intends to vote all proxies in accordance with applicable rules and regulations, and in the best interests of clients without influence by real or apparent conflicts of interest. To assist in its responsibility for voting proxies and the overall voting process, the Adviser has engaged an independent third party proxy voting specialist, Glass Lewis & Co., LLC. The services provided by Glass Lewis include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and recordkeeping.

Resolving Material Conflicts of Interest

When a material conflict of interest exists, proxies will be voted in the following manner:

1.	Strict adherence to the Glass Lewis guidelines , or
2.	The potential conflict will be disclosed to the client:
a.	with a request that the client vote the proxy,
b.	with a recommendation that the client engage another party to determine how the proxy should be voted or
c.	if the foregoing are not acceptable to the client, disclosure of how Van Eck intends to vote and a written consent to that vote by the client.

Any deviations from the foregoing voting mechanisms must be approved by the Chief Compliance Officer with a written explanation of the reason for the deviation.

A-1

A material conflict of interest means the existence of a business relationship between a portfolio company or an affiliate and the Adviser, any affiliate or subsidiary, or an “affiliated person” of a Van Eck mutual fund. Examples of when a material conflict of interest exists include a situation where the adviser provides significant investment advisory, brokerage or other services to a company whose management is soliciting proxies; an officer of the Adviser serves on the board of a charitable organization that receives charitable contributions from the portfolio company and the charitable organization is a client of the Adviser; a portfolio company that is a significant selling agent of the Adviser’s products and services solicits proxies; a broker-dealer or insurance company that controls 5% or more of the Adviser’s assets solicits proxies; the Adviser serves as an investment adviser to the pension or other investment account of the portfolio company; the Adviser and the portfolio company have a lending relationship. In each of these situations voting against management may cause the Adviser a loss of revenue or other benefit.

Client Inquiries

All inquiries by clients as to how the Adviser has voted proxies must immediately be forwarded to Portfolio Administration.

Disclosure to Clients:

1.	Notification of Availability of Information

a.	Client Brochure - The Client Brochure or Part II of Form ADV will inform clients that they can obtain information from the Adviser on how their proxies were voted. The Client Brochure or Part II of Form ADV will be mailed to each client annually. The Legal Department will be responsible for coordinating the mailing with Sales/Marketing Departments.

2.	Availability of Proxy Voting Information

a.	At the client’s request or if the information is not available on the Adviser’s website, a hard copy of the account’s proxy votes will be mailed to each client.

Recordkeeping Requirements

1.	Van Eck will retain the following documentation and information for each matter relating to a portfolio security with respect to which a client was entitled to vote:

a.	proxy statements received;
b.	identifying number for the portfolio security;
c.	shareholder meeting date;
d.	brief identification of the matter voted on;
e.	whether the vote was cast on the matter;
f.	how the vote was cast (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);
g.	records of written client requests for information on how the Adviser voted proxies on behalf of the client;
h.	a copy of written responses from the Adviser to any written or oral client request for information on how the Adviser voted proxies on behalf of the client; and any documents prepared by the Adviser that were material to the decision on how to

A-2

vote or that memorialized the basis for the decision, if such documents were prepared.

2.	Copies of proxy statements filed on EDGAR, and proxy statements and records of proxy votes maintained with a third party (i.e., proxy voting service) need not be maintained. The third party must agree in writing to provide a copy of the documents promptly upon request.

3.	If applicable, any document memorializing that the costs of voting a proxy exceed the benefit to the client or any other decision to refrain from voting, and that such abstention was in the client’s best interest.

4.	Proxy voting records will be maintained in an easily accessible place for five years, the first two at the office of the Adviser. Proxy statements on file with EDGAR or maintained by a third party and proxy votes maintained by a third party are not subject to these particular retention requirements.

Voting Foreign Proxies

At times the Adviser may determine that, in the best interests of its clients, a particular proxy should not be voted. This may occur, for example, when the cost of voting a foreign proxy (translation, transportation, etc.) would exceed the benefit of voting the proxy or voting the foreign proxy may cause an unacceptable limitation on the sale of the security. Any such instances will be documented by the Portfolio Manager and reviewed by the Chief Compliance Officer.

Securities Lending

Certain portfolios managed by the Adviser participate in securities lending programs to generate additional revenue. Proxy voting rights generally pass to the borrower when a security is on loan. The Adviser will use its best efforts to recall a security on loan and vote such securities if the Portfolio Manager determines that the proxy involves a material event.

Proxy Voting Policy

The Adviser has reviewed the Glass Lewis Proxy Guidelines (“Guidelines”) and has determined that the Guidelines are consistent with the Adviser’s proxy voting responsibilities and its fiduciary duty with respect to its clients. The Adviser will review any material amendments to the Guidelines.

While it is the Adviser’s policy to generally follow the Guidelines, the Adviser retains the right, on any specific proxy, to vote differently from the Guidelines, if the Adviser believes it is in the best interests of its clients. Any such exceptions will be documented by the Adviser and reviewed by the Chief Compliance Officer.

A-3

The portfolio manager or analyst covering the security is responsible for making proxy voting decisions. Portfolio Administration, in conjunction with the portfolio manager and the custodian, is responsible for monitoring corporate actions and ensuring that corporate actions are timely voted.

A-4

APPENDIX B:
RATINGS

STANDARD & POOR’S ISSUE CREDIT RATING DEFINITIONS

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion evaluates the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;

•	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

B-1

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock

B-2

is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-)

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

SHORT-TERM ISSUE CREDIT RATINGS

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1. A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3

B-2. A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3. A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

DUAL RATINGS

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

MOODY’S CREDIT RATING DEFINITIONS

Aaa

Bonds and preferred stock which are rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa

Bonds and preferred stock which are rated Aa are judged to be of high quality and are subject to very low credit risk.

A

Bonds and preferred stock which are rated A are considered upper-medium grade and are subject to low credit risk.

Baa

Bonds and preferred stock which are rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

B-4

Ba

Bonds and preferred stock which are rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B

Bonds and preferred stock which are rated B are considered speculative and are subject to high credit risk.

Caa

Bonds and preferred stock which are rated Caa are of poor standing and are subject to very high credit risk.

Ca

Bonds and preferred stock which are rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Bonds and preferred stock which are rated C are the lowest rated class of bonds/preferred stock and are typically in default, with little prospect for recovery of principal or interest.

B-5

VAN ECK FUNDS

PART C

OTHER INFORMATION

ITEM 28.	EXHIBITS.

(a)	(1) Amended and Restated Master Trust Agreement.(1)

(2) Amendment No. 1 to Amended and Restated Master Trust Agreement.(1)

(3) Amendment No. 2 to Amended and Restated Master Trust Agreement.(1)

(4) Amendment No. 3 to Amended and Restated Master Trust Agreement.(1)

(5) Amendment No. 4 to Amended and Restated Master Trust Agreement.(1)

(6) Amendment No. 5 to Amended and Restated Master Trust Agreement.(1)

(7) Amendment No. 6 to Amended and Restated Master Trust Agreement.(1)

(8) Amendment No. 7 to Amended and Restated Master Trust Agreement.(1)

(9) Amendment No. 8 to Amended and Restated Master Trust Agreement.(1)

(10) Amendment No. 9 to Amended and Restated Master Trust Agreement.(1)

(11) Amendment No. 10 to Amended and Restated Master Trust Agreement.(3)

(12) Amendment No. 11 to Amended and Restated Master Trust Agreement.(3)

(13) Amendment No. 12 to Amended and Restated Master Trust Agreement.(3)

(14) Amendment No. 13 to Amended and Restated Master Trust Agreement.(2)

(15) Amendment No. 15 to Amended and Restated Master Trust Agreement.(3)

(16) Amendment No. 16 to Amended and Restated Master Trust Agreement.(3)

(17) Amendment No. 17 to Amended and Restated Master Trust Agreement.(3)

(18) Amendment No. 18 to Amended and Restated Master Trust Agreement.(3)

(19) Amendment No. 19 to Amended and Restated Master Trust Agreement.(3)

(20) Amendment No. 20 to Amended and Restated Master Trust Agreement.(5)

(21) Amendment No. 21 to Amended and Restated Master Trust Agreement.(5)

(22) Amendment No. 22 to Amended and Restated Master Trust Agreement.(8)

(23) Amendment No. 23 to Amended and Restated Master Trust Agreement.(8)

(24) Amendment No. 24 to Amended and Restated Master Trust Agreement.(10)
2

(25) Amendment No. 25 to Amended and Restated Master Trust Agreement.(10)

(26) Amendment No. 26 to Amended and Restated Master Trust Agreement.(11)

(27) Amendment No. 27 to Amended and Restated Master Trust Agreement.(12)

(28) Amendment No. 28 to Amended and Restated Master Trust Agreement.(15)

(b)	Amended and Restated By-Laws of Registrant.(12)

(c)	Rights of security holders are contained in Articles IV, V and VI of the Registrant’s Amended and Restated Master Trust Agreement, as amended, and Article 9 of the Registrant’s Amended and Restated By-Laws, both of which are incorporated by reference above.

(d)	(1)	Advisory Agreement.(1)

(2)	Advisory Agreement with respect to Global Hard Assets Fund.(1)

(3)	Advisory Agreement with respect to Emerging Markets Fund (formerly known as Global Balanced Fund).(4)

(4)	(i)	Investment Advisory Agreement with respect to Low Volatility Enhanced Commodity Fund (formerly known as Long/Flat Commodity Index Fund), Unconstrained Emerging Markets Bond Fund and Long/Short Equity Fund.(11)

(ii)	Exhibit A, updated as of May 1, 2014, to the Investment Advisory Agreement.(16)

(5)	Investment Advisory Agreement with respect to CM Commodity Index Fund.(14)

(6)	Investment Advisory Agreement with respect to Multi-Manager Alternatives Fund.(16)

(7)	(i)	Form of Sub-Investment Advisory Agreement with respect to Multi-Manager Alternatives Fund.(16)

(ii)	Schedule of Parties to Sub-Investment Advisory Agreements with respect to Multi-Manager Alternatives Fund.(16)

(e)	(1)	Distribution Agreement.(1)

(2)	Letter Agreement adding Class C shares of International Investors Gold Fund to Distribution Agreement.(1)

(3)	Letter Agreement adding Class A and Class C shares of Global Hard Assets Fund to Distribution Agreement.(1)

(4)	Letter Agreement adding Class A shares of Emerging Markets Fund (formerly known as Global Balanced Fund) to Distribution Agreement.(4)

(5)	Letter Agreement adding Class A shares and Class I shares of Multi-Manager Alternatives Fund to Distribution Agreement.(8)

(6)	Letter Agreement adding CM Commodity Index Fund and Low Volatility Enhanced Commodity Fund (formerly known as Long/Flat Commodity Index Fund) to Distribution Agreement.(11)
3

(7)	Letter Agreement adding Class C shares of Multi-Manager Alternatives Fund and adding Unconstrained Emerging Markets Bond Fund to Distribution Agreement.(12)

(8)	Letter Agreement adding Class A shares of Long/Short Equity Fund to Distribution Agreement.(15)

(f)	(1)	Simplified Employee Plan.(1)

(2)	Amended Retirement Plan for Self-Employed Individuals, Partnerships and Corporations Using Shares of International Investors Incorporated or the Van Eck Funds.(1)

(g)	Custodian Agreement.(2)

(h)	(1)	Accounting and Administrative Services Agreement.(1)

(2)	Letter Agreement adding International Investors Gold Fund to Accounting and Administrative Services Agreement.(1)

(3)	Forms of Procedural Agreement, Customer Agreement and Safekeeping Agreement with Merrill Lynch Futures Inc. and Morgan Stanley.(1)

(4)	Letter Agreement adding Emerging Markets Fund (formerly known as Global Balanced Fund) to Accounting and Administrative Services Agreement.(4)

(5)	Data Access Service Agreement.(4)

(6)	Transfer Agency Agreement.(4)

(7)	Form of Trustee Indemnification Agreement.(6)

(8)	Form of Participation Agreement with Unaffiliated Fund Complexes.(8)

(i)	(1)	Opinion and Consent of Counsel.(1)

(2)	Opinion and Consent of Counsel with respect to the addition of Class I of Emerging Markets Fund, Global Hard Assets Fund and International Investors Gold Fund.(5)

(3)	Opinion and Consent of Counsel with respect to the addition of Class A and Class I of Multi-Manager Alternatives Fund.(8)

(4)	Opinion and Consent of Counsel with respect to the addition of Class Y of Emerging Markets Fund, Global Hard Assets Fund, International Investors Gold Fund and Multi-Manager Alternatives Fund.(10)

(5)	Opinion and Consent of Counsel with respect to CM Commodity Index Fund and Low Volatility Enhanced Commodity Fund (formerly known as Long/Flat Commodity Index Fund).(11)

(6)	Opinion and Consent of Counsel with respect to the addition of Class C of Multi-Manager Alternatives Fund.(12)

(7)	Opinion and Consent of Counsel with respect to Unconstrained Emerging Markets Bond Fund.(13)

(8)	Opinion and Consent of Counsel with respect to Long/Short Equity Fund.(15)
4

(j)	(1)	Consent of Goodwin Procter LLP.(16)

(2)	Consent of Independent Registered Public Accounting Firm.(16)

(3)	Powers of Attorney.(7)

(4)	Jan F. van Eck Power of Attorney.(11)

(k)	Not applicable.

(l)	Not applicable.

(m)	(1)	Form of Amended and Restated Plan of Distribution pursuant to Rule 12b-1.(11)

(2)	Amended Exhibit A to Amended and Restated Plan of Distribution pursuant to Rule 12b-1.(15)

(n)	Multiple Class Plan pursuant to Rule 18f-3.(10)

(o)	Reserved.

(p)	(1)	Code of Ethics of the Registrant, its Investment Adviser and its Principal Underwriter.(9)

(2)	Code of Ethics of Dix Hills Partners, LLC.(8)

(3)	Code of Ethics of Coe Capital Management, LLC.(12)

(4)	Code of Ethics of Millrace Asset Group, Inc.(12)

(5)	Code of Ethics of Tiburon Capital Management, LLC.(12)

(6)	Code of Ethics of SW Asset Management, LLC.(14)

(7)	Code of Ethics of RiverPark Advisors, LLC.(14)

(8)	Code of Ethics of Horizon Asset Management LLC.(14)

(1)	Incorporated by reference to Post-Effective Amendment No. 51 to Registrant’s Registration Statement, File Nos. 002-97596 and 811-04297, filed on March 1, 1999.

(2)	Incorporated by reference to Post-Effective Amendment No. 55 to Registrant’s Registration Statement, File Nos. 002-97596 and 811-04297, filed on March 19, 2001.

(3)	Incorporated by reference to Post-Effective Amendment No. 62 to Registrant’s Registration Statement, File Nos. 02-97596 and 811-04297, filed on April 30, 2004.

(4)	Incorporated by reference to Post-Effective Amendment No. 63 to Registrant’s Registration Statement, File Nos. 02-97596 and 811-04297, filed February 25, 2005.

(5)	Incorporated by reference to Post-Effective Amendment No. 66 to Registrant’s Registration Statement, File Nos. 02-97596 and 811-04297, filed May 1, 2006.

(6)	Incorporated by reference to Post-Effective Amendment No. 67 to Registrant’s Registration Statement, File Nos. 02-97596 and 811-04297, filed April 30, 2007.
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(7)	Incorporated by reference to Post-Effective Amendment No. 68 to Registrant’s Registration Statement, File Nos. 02-97596 and 811-04297, filed April 24, 2008.

(8)	Incorporated by reference to Post-Effective Amendment No. 78 to Registrant’s Registration Statement, File Nos. 02-97596 and 811-04297, filed April 3, 2009.

(9)	Incorporated by reference to Post-Effective Amendment No. 79 to Registrant’s Registration Statement, File Nos. 02-97596 and 811-04297, filed April 22, 2009.

(10)	Incorporated by reference to Post-Effective Amendment No. 82 to Registrant’s Registration Statement, File Nos. 02-97596 and 811-04297, filed April 30, 2010.

(11)	Incorporated by reference to Post-Effective Amendment No. 100 to Registrant’s Registration Statement, File Nos. 02-97596 and 811-04297, filed November 22, 2010.

(12)	Incorporated by reference to Post-Effective Amendment No. 106 to Registrant’s Registration Statement, File Nos. 02-97596 and 811-04297, filed April 27, 2012.

(13)	Incorporated by reference to Post-Effective Amendment No. 112 to Registrant’s Registration Statement, File Nos. 02-97596 and 811-04297, filed June 27, 2012.

(14)	Incorporated by reference to Post-Effective Amendment No. 114 to Registrant’s Registration Statement, File Nos. 02-97596 and 811-04297, filed April 19, 2013.

(15)	Incorporated by reference to Post-Effective Amendment No. 118 to Registrant’s Registration Statement, File Nos. 02-97596 and 811-04297, filed December 6, 2013.

(16)	To be filed by amendment.

ITEM 29.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

Not Applicable.

ITEM 30.	INDEMNIFICATION.

Reference is made to the Amended and Restated Master Trust Agreement of the Registrant, as amended, each Advisory Agreement, the Distribution Agreement, the Custodian Agreement, and the Data Access Agreement.

The general effect of this Indemnification will be to indemnify the officers, trustees, employees and agents of the Registrant from costs and expenses arising from any action, suit or proceeding to which they may be made a party by reason of their being or having been a trustee, officer, employee or agent of the Registrant, except where such action is determined to have arisen out of the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the trustee’s, officer’s, employee’s or agent’s office.

Reference is also made to the individual Trustee Indemnification Agreements entered into with each of the Trustees of the Registrant. The Indemnification Agreements do not supersede or replace the indemnification under the Amended and Restated Master Trust Agreement of the Registrant, as amended. The Indemnification Agreements supplement the protections under the Amended and Restated Master Trust Agreement, by clarifying the scope of certain terms of the Amended and Restated Master Trust Agreement and providing a variety of procedural benefits, including with respect to protection from modification of the indemnification, term and survival of Registrant’s obligations, and procedural enhancements with respect to, among other things, advancement of expenses, determination of entitlement, indemnification for expenses incurred by a Trustee as a witness and selection of counsel.

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Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (“1933 Act”), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (“SEC”) such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

Van Eck Associates Corporation and, solely for the CM Commodity Index Fund, Van Eck Absolute Return Advisers Corporation (the “Van Eck Advisers”) are registered investment advisers and provide investment advisory services to the Registrant. Descriptions of the Van Eck Advisers, as applicable, under the caption “Management of the Funds” in the Registrant’s Prospectuses and under the caption “Investment Advisory Services” in the Registrant’s Statements of Additional Information, constituting Parts A and B, respectively, of this Registration Statement are incorporated herein by reference. Information as to any business, profession, vocation or employment of a substantial nature engaged in by investment adviser and its officers, directors or partners within the past two fiscal years is set forth under the caption “Trustees and Officers” in the Registrant’s Statements of Additional Information and in its Form ADV filed with the SEC (File No. 801-21340), both of which are incorporated herein by reference.

Each of Coe Capital Management, LLC (SEC File No. 801-56483), Dix Hills Partners, LLC (SEC File No. 801-62551), Horizon Asset Management LLC (SEC File No. 801-47515), Millrace Asset Group, Inc. (SEC File No. 801-70920), RiverPark Advisors, LLC (SEC File No. 801-70321), SW Asset Management, LLC (SEC File No. 801-71945) and Tiburon Capital Management, LLC (SEC File No. 801-71202) serves as a sub-adviser to Multi-Manager Alternatives Fund. The descriptions of each sub-adviser under the caption “Management of the Fund” in the Registrant’s Prospectus and under the caption “Investment Advisory Services” in the Registrant’s Statement of Additional Information for Multi-Manager Alternatives Fund, constituting Parts A and B, respectively, of this Registration Statement are incorporated herein by reference. Information on the directors and officers of each sub-adviser set forth in its Form ADV filed with the SEC is also incorporated herein by reference.

ITEM 32.	PRINCIPAL UNDERWRITERS

(a)	Van Eck Securities Corporation, principal underwriter for the Registrant, also distributes shares of Van Eck VIP Trust and Market Vectors ETF Trust.

(b)	The following table presents certain information with respect to each director and officer of Van Eck Securities Corporation as of October 31, 2013. The principal business address for each director and officer of Van Eck Securities Corporation is 335 Madison Avenue, 19th Floor, New York, New York 10017.

NAME	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT
John J. Crimmins	Vice President	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer
Harvey Hirsch	Senior Vice President	N/A
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NAME	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT
Wu-Kwan Kit	Assistant Vice President and Assistant Secretary	Assistant Vice President and Assistant Secretary
Susan C. Lashley	Vice President	Vice President
Allison Lovett	Vice President	N/A
Patrick Lulley	Vice President	N/A
Susan Marino	Senior Vice President	N/A
Laura Martinez	Assistant Vice President and Assistant Secretary	Assistant Vice President and Assistant Secretary
Joseph J. McBrien	Director, Senior Vice President, General Counsel and Secretary	Senior Vice President, Secretary and Chief Legal Officer
Bryan S. Paisley	Assistant Vice President	N/A
Lee Rappaport	Controller	N/A
Jonathan R. Simon	Vice President, Associate General Counsel and Assistant Secretary	Vice President and Assistant Secretary
Bruce J. Smith	Director, Senior Vice President, Chief Financial Officer and Treasurer	Senior Vice President
Glenn Smith	Vice President	N/A
Janet Squitieri	Vice President, Global Head of Compliance	Chief Compliance Officer
Jan F. van Eck	Director, President and Chief Compliance Officer	Chief Executive Officer and President
John Wolfe	Vice President and Chief Administrative Officer	N/A

(c)	Not Applicable

ITEM 33.	LOCATION OF ACCOUNTS AND RECORDS.

The location of accounts, books and other documents required to be maintained pursuant to Section 31(a) of the Investment Company Act of 1940, as amended (“1940 Act”), and the Rules promulgated thereunder is set forth below.

Accounts, books and documents maintained pursuant to 17 CFR 270 31a-1(b)(1), 31a-1(b)(2)(i), 31a-1(b)(2)(ii), 31a-1(b)(2)(iii), 31a-1(b)(4), 31a-1(b)(5), 31a-1(b)(6), 31a-1(b)(7), 31a-1(b)(8), 31a-1(b)(9), 31a-1(b)(10), 31a-1(b)(11), 31a-1(b)(12), 31a-1(d), 31a-1(f), 31a-2(a)(1) and 31a-2(e) are located at Van Eck Associates Corporation and Van Eck Absolute Return Advisers Corporation, 335 Madison Avenue, 19th Floor, New York, New York 10017.

Accounts, books and documents maintained pursuant to 17 CFR 270 31a-2(c) are located at Van Eck Securities Corporation, 335 Madison Avenue, 19th Floor, New York, New York 10017.

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Accounts, books and documents relating to the sub-adviser are located at Coe Capital Management, LLC, 9 Parkway North, Suite 325 Deerfield, IL 60015.

Accounts, books and documents relating to the sub-adviser are located at Dix Hills Partners, LLC, 50 Jericho Quadrangle, Suite 117, Jericho, New York 11753.

Accounts, books and documents relating to the sub-adviser are located at Horizon Asset Management LLC, 470 Park Avenue South, New York, NY 10016.

Accounts, books and documents relating to the sub-adviser are located at Millrace Asset Group, Inc., 1205 Westlakes Drive, Suite 375. Berwyn, PA 19312.

Accounts, books and documents relating to the sub-adviser are located at RiverPark Advisors, LLC, 156 West 56th Street, 17th Floor, New York, NY 10019.

Accounts, books and documents relating to the sub-adviser are located at SW Asset Management, LLC, 23 Corporate Plaza Drive, Suite 130, Newport Beach, CA 92660.

Accounts, books and documents relating to the sub-adviser are located at Tiburon Capital Management, LLC, 527 Madison Avenue, 6th Floor, New York, New York 10022.

Accounts, books and documents relating to the custodian are located at State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111.

Accounts, books and documents maintained pursuant to 17 CFR 270 31a-1(b)(2)(iv) and 31a-2(a)(1) are located at DST Systems, Inc., 21 West Tenth Street, Kansas City, MO 64105.

Accounts, books and documents maintained pursuant to 17 CFR 270 31a-1(b)(3), 31a-1(c), 31a-1(e), 31a-2(b), 31a-2(d) and 31a-3 are not applicable to the Registrant.

All other records are maintained at the offices of the Registrant at 335 Madison Avenue, 19th Floor, New York, New York 10017.

ITEM 34.	MANAGEMENT SERVICES.

None

ITEM 35.	UNDERTAKINGS.

Not applicable.

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SIGNATURES

Pursuant to the requirements of the 1933 Act and the 1940 Act, the Registrant certifies that it has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York and State of New York on the 10th day of February, 2014.

VAN ECK FUNDS

By:	/s/ Jan F. van Eck
Name: Jan F. van Eck
Title: Chief Executive Officer and President

Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

/s/ Jan F. van Eck	Chief Executive Officer and President	February 10, 2014
Jan F. van Eck

/s/ John J. Crimmins	Vice President, Treasurer, Chief Financial	February 10, 2014
John J. Crimmins	Officer and Principal Accounting Officer

/s/ Jane DiRenzo Pigott*	Trustee	February 10, 2014
Jane DiRenzo Pigott*

/s/ Jon Lukomnik*	Trustee	February 10, 2014
Jon Lukomnik*

/s/ Wayne H. Shaner*	Trustee	February 10, 2014
Wayne H. Shaner*

/s/ R. Alastair Short*	Trustee	February 10, 2014
R. Alastair Short*

/s/ Richard D. Stamberger*	Trustee	February 10, 2014
Richard D. Stamberger*

/s/ Robert L. Stelzl*	Trustee	February 10, 2014
Robert L. Stelzl*

*BY:	/s/ Jonathan R. Simon
Jonathan R. Simon
Attorney-in-Fact
February 10, 2014
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